                                                          Exhibit 12


                                                        [MEDUSA LOGO]


                                U.S. $45,000,000

                              AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT

                          Dated as of January 27, 1993
                         and amended and restated as of
                                December 15, 1995


                                      Among


                               MEDUSA CORPORATION

                                   as Borrower


                                       and

                             THE BANKS NAMED HEREIN

                                    as Banks

                                       and

                              SOCIETY NATIONAL BANK

                                    as Agent

                                U.S. $45,000,000





                              AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT

                          Dated as of January 27, 1993
                         and amended and restated as of
                                December 15, 1995


                                      Among


                               MEDUSA CORPORATION

                                   as Borrower


                                       and

                             THE BANKS NAMED HEREIN

                                    as Banks

                                       and

                              SOCIETY NATIONAL BANK

                                    as Agent


                                                 TABLE OF CONTENTS

                                                                                                               Page

ARTICLE I
DEFINITIONS AND ACCOUNTING TERMS................................................................................  1
        SECTION 1.01.      Certain Defined Terms................................................................  1
        SECTION 1.02.      Computation of Time Periods.......................................................... 10
        SECTION 1.03.      Accounting Terms..................................................................... 10

ARTICLE II
AMOUNTS AND TERMS OF THE ADVANCES............................................................................... 11
        SECTION 2.01.      The Advances......................................................................... 11
        SECTION 2.02.      Making the Advances.................................................................. 11
        SECTION 2.03.      Commitment Fee....................................................................... 12
        SECTION 2.04.      Reduction of the Commitments......................................................... 12
        SECTION 2.05.      Repayment............................................................................ 12
        SECTION 2.06.      Interest............................................................................. 12
        SECTION 2.07.      Additional Interest on Eurodollar Rate Advances...................................... 13
        SECTION 2.08.      Interest Rate Determination and Protection........................................... 13
        SECTION 2.09.      Voluntary Conversion of Advances..................................................... 14
        SECTION 2.10.      Prepayments.......................................................................... 14
        SECTION 2.11.      Increased Costs...................................................................... 14
        SECTION 2.12.      Illegality........................................................................... 15
        SECTION 2.13.      Payments and Computations............................................................ 15
        SECTION 2.14.      Sharing of Payments, etc............................................................. 15

ARTICLE III
CONDITIONS OF LENDING........................................................................................... 16
        SECTION 3.01.      Conditions Precedent at Restatement Effective Date................................... 16
        SECTION 3.02.      Conditions Precedent to Each Borrowing............................................... 16

ARTICLE IV
REPRESENTATIONS AND WARRANTIES.................................................................................. 17
        SECTION 4.01.      Representations and Warranties of the Borrower....................................... 17

ARTICLE V
COVENANTS OF THE BORROWER....................................................................................... 20
        SECTION 5.01.      Financial Statements; Information.................................................... 20
        SECTION 5.02.      Inspection of Properties and Books................................................... 23
        SECTION 5.03.      Corporate Existence; Payment of Taxes; Maintenance of Properties;
                             Insurance; Compliance with Laws, etc............................................... 23
        SECTION 5.04.      Books and Accounting................................................................. 24
        SECTION 5.05.      Nature of Business................................................................... 24
        SECTION 5.06.      Transactions with Affiliates......................................................... 24
        SECTION 5.07.      Subsidiary Stock and Debt; Subsidiary Dividends...................................... 25
        SECTION 5.08.      Consolidation, Merger, Sale of Assets, etc........................................... 25
        SECTION 5.09.      Sale-Leaseback Transactions.......................................................... 26
        SECTION 5.10.      Maintenance of Consolidated Tangible Net Worth....................................... 26
        SECTION 5.11.      Current Debt......................................................................... 27
        SECTION 5.12.      Liens................................................................................ 27

                                                                                                               Page
        SECTION 5.13.      Current Ratio........................................................................ 28
        SECTION 5.14.      Ratio of Consolidated Liabilities to Consolidated Tangible Net Worth................. 28
        SECTION 5.15.      Interest Coverage Ratio.............................................................. 28
        SECTION 5.16.      Certain Subsidiaries to Guarantee Advances........................................... 28
        SECTION 5.17.      Investments, Acquisitions, etc....................................................... 29

ARTICLE VI
EVENTS OF DEFAULT............................................................................................... 29
        SECTION 6.01.      Events of Default.................................................................... 29

ARTICLE VII
THE AGENT....................................................................................................... 31
        SECTION 7.01.      Authorization and Action............................................................. 31
        SECTION 7.02.      Agent's Reliance, etc................................................................ 31
        SECTION 7.03.      Society and Affiliates............................................................... 32
        SECTION 7.04.      Bank Credit Decision................................................................. 32
        SECTION 7.05.      Indemnification...................................................................... 32
        SECTION 7.06.      Successor Agent...................................................................... 32

ARTICLE VIII
MISCELLANEOUS................................................................................................... 33
        SECTION 8.01.      Amendments, etc...................................................................... 33
        SECTION 8.02.      Notices, etc......................................................................... 33
        SECTION 8.03.      No Waiver; Remedies.................................................................. 33
        SECTION 8.04.      Costs, Expenses and Taxes............................................................ 33
        SECTION 8.05.      Right of Set-off..................................................................... 34
        SECTION 8.06.      Binding Effect....................................................................... 34
        SECTION 8.07.      Assignments and Participations....................................................... 34
        SECTION 8.08.      Governing Law........................................................................ 36
        SECTION 8.09.      Execution in Counterparts............................................................ 36
        SECTION 8.10.      Indemnification...................................................................... 36
        SECTION 8.11.      No Margin Stock Collateral........................................................... 36
        SECTION 8.12.      Jury Trial Waiver.................................................................... 36





Schedule I   - List of Applicable Lending Offices
Schedule II  - Certain ERISA Disclosures
Schedule III - Outstanding Debt

Exhibit A   -  Form of Promissory Note
Exhibit B   -  Notice of Borrowing
Exhibit C   -  Form of Opinion of Counsel for the Borrower
Exhibit D   -  Form of Assignment and Acceptance
Exhibit E   -  Form of Guaranty by Subsidiary


                              AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT

                          Dated as of January 27, 1993
                         and amended and restated as of
                                December 15, 1995


         MEDUSA CORPORATION, an Ohio corporation (the "BORROWER"), the banks (the "BANKS") listed on the signature pages hereof, and SOCIETY NATIONAL BANK, a national banking association ("SOCIETY"), as agent (the "AGENT") for the Banks hereunder, hereby amend and restate in its entirety the Revolving Credit Agreement, dated as of January 27, 1993, as amended by amendments dated as of November 1, 1993, May 1, 1994 and December 23, 1994 (as so amended and in effect prior to the Restatement Effective Date (herein defined), the "ORIGINAL AGREEMENT"), and agree as follows:

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

         SECTION 1.01. CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "ADJUSTED BASE RATE" means, for any period, a fluctuating interest rate per annum as shall be in effect from time to time which rate per annum shall at all times be equal to the higher of:

                  (i) the rate of interest announced publicly by Society in Cleveland, Ohio, from time to time, as Society's base rate; or

                  (ii) 1-1/2% per annum above the Federal Funds Rate.

         "ADJUSTED BASE RATE ADVANCE" means an Advance which bears interest as provided in section 2.06(a).

         "ADVANCE" means an advance by a Bank to the Borrower pursuant to
Article II, and refers to an Adjusted Base Rate Advance or a Eurodollar Rate Advance (each of which shall be a "TYPE" of Advance).

         "AFFILIATE" means with respect to any designated Person, any other Person (i) directly or indirectly controlling or controlled by or under direct or indirect common control with such designated Person, (ii) which other Person beneficially owns or holds 5% or more of the shares of any class of Voting Stock of such designated Person, or (iii) 5% or more of any class of the Voting Stock of which is beneficially owned or held by such designated Person. For purposes of this definition, "CONTROL" (including, with correlative meanings, the terms "CONTROLLED BY" and "UNDER COMMON CONTROL WITH"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock or by contract or otherwise.

         "APPLICABLE LENDING OFFICE" means, with respect to each Bank, such Bank's Domestic Lending Office in the case of an Adjusted Base Rate Advance, and such Bank's Eurodollar Lending Office in the case of a Eurodollar Rate Advance.

         "ATTRIBUTABLE DEBT" means in respect of any Sale-Leaseback Transaction, as at any date of determination, the lesser of (i) the fair market value of the assets the subject of such Sale-Leaseback Transaction or (ii) the present value (discounted in accordance with GAAP at the rate of interest implicit in the terms of the applicable lease) of the obligation of the lessee for net rental payments during the remaining term of such Sale-Leaseback Transaction (including any period for which such lease has been extended or may, at the option of the lessor, be extended). As used in this definition, "net rental payments" under any lease for any period means the sum of such rental and other payments required to be paid in such period by the lessee thereunder, but excluding, however, any amount required to be paid by such lessee (whether or not designated as rent or additional rent) on account of maintenance and repairs, insurance, taxes, assessments, water rates or similar charges required to be paid by such lessee thereunder or any amounts required to be paid by such lessee thereunder contingent upon the amount of sales, maintenance and repairs, insurance, taxes, assessments, water rates or similar charges.

         "BOARD OF DIRECTORS" means the Board of Directors of the Borrower or a duly authorized committee of directors or any other officer of the Borrower pursuant to an express delegation of authority by the Board of Directors, in any such case lawfully exercising the relevant powers of such Board.

         "BORROWING" means a borrowing consisting of Advances of the same Type made on the same day by the Banks.

         "BUSINESS DAY" means a day of the year on which banks are not required or authorized to close in Cleveland, Ohio and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings are carried on in the London interbank market.

         "BUSINESS OR CONDITION" means, with respect to any Person, the business, operations, assets, properties, earnings, reasonably foreseeable prospects or condition (financial or other) of such Person, PROVIDED that such term, when used without reference to any particular Person, shall mean the Business or Condition of the Borrower and its Subsidiaries, taken as a whole.

         "CAPITAL LEASE" means, as applied to any Person, any lease of any property (whether real, personal or mixed) by such Person as lessee which would, in accordance with GAAP, be required to be classified and accounted for as a capital lease on the balance sheet of such Person, other than, in the case of the Borrower or a Restricted Subsidiary, any such lease under which the Borrower or a Wholly-owned Restricted Subsidiary is the lessor.

         "CAPITAL LEASE OBLIGATION" means with respect to any Capital Lease, the amount of the obligation of the lessee thereunder which would, in accordance with GAAP, appear on a balance sheet of such lessee (or the notes thereto) in respect of such Capital Lease.

         "CASH EQUIVALENTS" means any of the following, to the extent owned by any Person free and clear of all Liens and having a maturity of not greater than 90 days from the date of acquisition thereof; (a) readily marketable direct obligations of the Government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of the United States, (b) insured certificates of deposit of or time deposits with any commercial bank that is a Bank or is a bank or trust company which is organized under the laws of the United States or any State thereof, has combined capital and surplus of at least $500 million, is a member of the Federal Reserve System and which issues (or the parent of which issues) commercial paper rated as described in clause (c), or
(c) commercial paper in an aggregate amount of no more than $1,000,000 per issuer outstanding at any time, issued by any corporation organized under the laws of any State of the United States, rated at least "Prime-1" (or the then equivalent grade) by Moody's Investors Services, Inc. or "A-1" (or the then equivalent grade) by Standard & Poor's Corporation.

         "CHANGE IN CONTROL" means and includes any of the following:

                  (i) any Person or related group of Persons determined in accordance with section 13(d) of the Securities Exchange Act of 1934, in one or more transactions, together with its or their Affiliates or

         Associates, is or becomes the beneficial owner, directly or indirectly, through a purchase, merger or other acquisition transaction or otherwise, of a majority of the outstanding Voting Stock of the Borrower;

                  (ii) a majority of the Board of Directors of the Borrower (or similar governing body, in the event the Borrower is not a corporation) are not Continuing Directors; or

                  (iii) the shareholders of the Borrower adopt a plan of liquidation with respect to the Borrower or the Borrower sells, transfers, leases or otherwise disposes of, in one transaction or a series of related transactions, all or substantially all of its assets.

For purposes of this definition, (a) an "Affiliate" of, or a Person "affiliated" with, any Person, means any Person directly or indirectly controlling or controlled by, or under the direct or indirect common control with, such Person;
(b) an "Associate" of, or a Person "associated" with, any Person, means (i) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as a trustee or in a similar fiduciary capacity and (ii) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person; (c) the term "beneficial owner" shall be determined in accordance with Rule 13d-3 and Rule 13d-5 of the Commission under the Securities Exchange Act of 1934 as in effect on the date hereof; and (d) "Continuing Director" means at any date a member of the Board of Directors (or similar governing body, in the event the Borrower is not a corporation) of the Borrower who (i) was a member of the Board of Directors of the Borrower on the date hereof or (ii) was nominated for election or elected to the Board of Directors (or similar governing body, in the event the Borrower is not a corporation) of the Borrower with the affirmative vote of at least a majority of the directors (or similar Persons) who were Continuing Directors at the time of such nomination or election (which may be done by approval of the proxy statement in which such member was named as a nominee for director (or similar Person) of the Borrower).

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         "COMMISSION" means the Securities and Exchange Commission and any other similar or successor agency of the Federal government administering the Securities Act.

         "COMMITMENT" has the meaning specified in section 2.01.

         "COMPANY GROUP MEMBER" means the Borrower, each Subsidiary of the Borrower, and each of their respective predecessors and (i) each corporation that is or was at any time a member of the same controlled group of corporations (within the meaning of section 414(b) of the Code) as the Borrower or any Subsidiary of the Borrower or any of their respective predecessors, (ii) each trade or business, whether or not incorporated, that is or was at any time under common control (within the meaning of section 414(c) of the Code) with the Borrower or any Subsidiary of the Borrower or any of their respective predecessors, and (iii) (solely with respect to any provision of the Code or ERISA with respect to which a liability incurred by an affiliated service group member (as defined below could attach to or result in a lien upon the assets of the Borrower or any Subsidiary) each trade or business, whether or not incorporated, that is or was at any time a member of the same affiliated service group (within the meaning of section 414(m) and (o) of the Code) as the Borrower or any Subsidiary of the Borrower or any of their respective predecessors; PROVIDED, HOWEVER, that the term "Company Group Member" shall not include any corporation or trade or business for any period during which the termination of or withdrawal from any employee pension benefit plan (as defined in section 3(2) of ERISA) by such corporation or trade or business could not subject the Borrower or any Subsidiary to any liability under the Code or ERISA.

         "CONSOLIDATED CURRENT ASSETS" means as at any date of determination all assets of the Borrower and its Restricted Subsidiaries which would, in accordance with GAAP on a consolidated basis, after eliminating all inter-company items, be classified as current assets of a company conducting a business similar to that of the Borrower, after deducting adequate reserves in each case in which a reserve is proper in accordance with GAAP.

         "CONSOLIDATED CURRENT LIABILITIES" means as at any date of determination all Consolidated Liabilities of the Borrower and its Restricted Subsidiaries which would, in accordance with GAAP on a consolidated basis, after eliminating all inter-company items, be classified as current liabilities in accordance with GAAP.

         "CONSOLIDATED INCOME TAX EXPENSE" means for any period, the aggregate of all expenses for taxes based on net income and all franchise taxes of the Borrower and its Restricted Subsidiaries, determined in accordance with GAAP on a consolidated basis, after eliminating all inter-company items.

         "CONSOLIDATED INTEREST EXPENSE" means for any period the aggregate amount of interest in respect of Debt of the Borrower and its Restricted Subsidiaries, determined in accordance with GAAP on a consolidated basis, after eliminating all inter-company items, including, without limitation, the amortization of original issue discount on any such Debt and the interest portion of any deferred payment obligation, calculated in accordance with the effective interest method of accounting, and the net costs associated with interest rate protection agreements and all but the principal component of Rental Obligations, paid, accrued or scheduled to be paid or accrued during such period. For purposes of this definition, interest on the principal component of Rental Obligations shall be deemed to accrue at an interest rate reasonably determined in accordance with GAAP.

         "CONSOLIDATED FUNDS FROM OPERATIONS" means for any period, Consolidated Net Income for such period PLUS, to the extent deducted in determining the amount thereof, (i) amortization and depreciation PLUS (ii) other non-cash charges to income of the Borrower and its Restricted Subsidiaries, PROVIDED, HOWEVER, that Consolidated Funds from Operations shall not include the income from any Unrestricted Subsidiary except to the extent such income has actually been received by the Borrower or any Restricted Subsidiary in the form of cash.

         "CONSOLIDATED LIABILITIES" means as at any date of determination all obligations of the Borrower and its Restricted Subsidiaries which would, in accordance with GAAP on a consolidated basis, after eliminating all inter-company items, be included in determining total liabilities as shown on the liabilities side of a consolidated balance sheet of the Borrower and its Restricted Subsidiaries at such date and, in any event, including all Debt of the Borrower and its Restricted Subsidiaries on a consolidated basis after eliminating all inter-company items.

         "CONSOLIDATED NET INCOME" means for any period, the net income (or deficit) of the Borrower and its Restricted Subsidiaries for such period (taken as a cumulative whole) after deducting, without duplication, all interest expense, rentals, operating expenses, provisions for all taxes and reserves (including reserves for deferred income taxes) and all other proper deductions, all determined in accordance with GAAP on a consolidated basis, after eliminating all inter-company items; PROVIDED, HOWEVER, that there shall be excluded from Consolidated Net Income (i) the income (or deficit) of any other Person accrued prior to the date it becomes a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or a Subsidiary of the Borrower,
(ii) the income (or deficit) of any Person (other than a Restricted Subsidiary of the Borrower) in which the Borrower or any of its Restricted Subsidiaries has an ownership interest, except to the extent that any such income has been actually received by the Borrower or such Restricted Subsidiary in the form of cash dividends or similar distributions, and (iii) any item properly classified as extraordinary in accordance with GAAP.

         "CONSOLIDATED TANGIBLE NET WORTH" means as at any date of determination, the amount of "Total Shareholders' Equity" of the Borrower as shown on the most recent balance sheet of the Borrower prepared and delivered to the Banks pursuant to section 5.01, LESS the net book value of all items of the following character acquired after December 31, 1992, to the extent, if any, they are included in consolidated assets of the Borrower and its Subsidiaries or deducted from consolidated liabilities of the Borrower and its Subsidiaries: franchises, licenses, permits, patents, patent applications, copyrights, trademarks, trade names, good will, experimental or organizational expense, unamortized debt discount and expense, deferred charges, and treasury stock, and less any amounts of deposits, trusts arrangements or similar arrangements made by the Borrower and its Restricted Subsidiaries in the amount necessary to pay, satisfy or redeem any obligation of the Borrower and any Restricted Subsidiary which would, in accordance with GAAP, be classified on its balance sheet as debt.

         "CONSOLIDATED TOTAL DEBT" means as at any date of determination, the aggregate principal amount of all Debt of the Borrower and its Restricted Subsidiaries outstanding on such date, determined in accordance with GAAP on a consolidated basis after eliminating all inter-company items.

         "CONVERTIBLE SUBORDINATED NOTES" means up to $57,500,000 of the Borrower's Convertible Subordinated Notes due 2003, issued in an underwritten public offering, as contemplated by the Registration Statement on Form S-3 filed by the Borrower with the Securities and Exchange Commission on October 22, 1993, including any amendments thereto so filed on or before the date such Registration Statement becomes effective.

         "CURRENT DEBT" means as at any date of determination, all Debt maturing or payable on demand or within one year from the date of the creation thereof including any Debt that is by its terms or by the terms of any instrument or agreement relating thereto directly or indirectly renewable or extendible, at the option of the debtor, to a date beyond such year, including any outstanding amounts of any revolving credit facility, but excluding any fixed or contingent payments maturing or required to be made not more than one year after such date in respect of the principal and premium, if any, on any Funded Debt. Any Debt that is extended or renewed shall be deemed to have been created at the date of such extension or renewal.

         "CONVERT", "CONVERSION" and "CONVERTED" each refers to a conversion of Advances of one Type into Advances of another Type pursuant to section 2.08 or 2.09.

         "DEBT" means, with respect to any Person (i) all obligations (whether or not represented by bonds, debentures, notes or other securities) of such Person for borrowed money (and any notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money), (ii) any obligation of such Person for all or any part of the purchase price of property or other assets or for the cost of property or other assets constructed or of improvements, other than accounts payable included in current liabilities and incurred in respect of property purchased in the ordinary course of business and not required to be classified on its balance sheet, in accordance with GAAP, as debt, (iii) any obligation secured by any Lien on or payable out of the proceeds of production from property owned or held by such Person whether or not such Person has assumed or become liable for the payment of such obligation, (iv) any Capital Lease Obligation of such Person, and (v) any Guaranty by such Person of or with respect to Debt of another Person, except Debt shall not include any Debt which is extinguished in accordance with GAAP due to deposits, trust arrangements or similar arrangements made by such Person in the amount necessary to pay, satisfy or redeem such Debt.

         "DEFAULT" means any condition or event which, with notice or lapse of time or both, would become an Event of Default.

         "DOMESTIC LENDING OFFICE" means, with respect to any Bank, the office of such Bank specified as its "Domestic Lending Office" opposite its name on
Schedule I hereto, or such other office of such Bank as such Bank may from time to time specify to the Borrower and the Agent.

         "ELIGIBLE ASSIGNEE": shall mean (a) a commercial bank organized under the laws of the United States, or any State thereof, which is a Subsidiary of any Bank or a Subsidiary of any parent corporation of any Bank; (b) any other commercial bank organized under the laws of the United States, or any State thereof, and having total assets in excess of $3,000,000,000 and a combined capital and surplus of at least $150,000,000; (c) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof, and having total assets in excess of $3,000,000,000 and a combined capital and surplus of at least $150,000,000; (d) a finance company or other financial institution (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having total assets in excess of $500,000,000; and (e) any other person (other than an Affiliate of the Borrower) approved by the Agent and, if no Event of Default shall have occurred and be continuing, the Borrower (whose approval will not be unreasonably withheld or delayed).

         "ENVIRONMENTAL LAW" means any past, present or future Federal, state, local or foreign statutory or common law, or any regulation, code, plan, order, decree, judgment, permit, grant, franchise, concession, restriction, agreement or injunction issued, entered, promulgated or approved thereunder, relating to (i) the environment, human health or safety, including, without limitation, any law relating to emissions, discharges, releases or threatened releases of Hazardous Substances into the environment (including, without limitation, air, surface water, groundwater or land), or (ii) the manufacture, generation, refining, processing, distribution, use, sale, treatment, recycling, receipt, storage, disposal, transport, arranging for transport, or handling of Hazardous Substances.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "EUROCURRENCY LIABILITIES" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         "EURODOLLAR LENDING OFFICE" means, with respect to any Bank, the office of such Bank specified as its "Eurodollar Lending Office" opposite its name on
Schedule I hereto (or, if no such office is specified, its Domestic Lending Office), or such other office of such Bank as such Bank may from time to time specify to the Borrower and the Agent.

         "EURODOLLAR RATE" means, for any Interest Period for each Eurodollar Rate Advance comprising part of the same Borrowing, an interest rate per annum equal to the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the rate per annum at which deposits in U.S. dollars are offered to the Agent in or through the London interbank market at or about 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to the Eurodollar Rate Advances comprising part of such Borrowing and for a period equal to such Interest Period. The Eurodollar Rate for the Interest Period for each Eurodollar Rate Advance comprising part of the same Borrowing shall be determined by the Agent on the basis of applicable rates furnished to and received by the Agent two Business Days before the first day of such Interest Period, SUBJECT, HOWEVER, to the provisions of section 2.08.

         "EURODOLLAR RATE ADVANCE" means an Advance which bears interest as provided in section 2.06(b).

         "EURODOLLAR RATE RESERVE PERCENTAGE" of any Bank for the Interest Period for any Eurodollar Rate Advance means the reserve percentage applicable during such Interest Period (or if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such Bank with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period.

         "EVENTS OF DEFAULT" has the meaning specified in section 6.01.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same may be in effect at the time.

         "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System only, arranged by Federal funds brokers. The Federal Funds Rate shall be determined by the Agent on the basis of reports by Federal funds brokers to, and published daily by, the Federal Reserve Bank of New York in the Composite Closing Quotations for U.S. Government Securities. If such publication is unavailable or the Federal Funds Rate is not set forth therein, the Federal Funds Rate shall be determined on the basis of any other source reasonably selected by the Agent. The Federal Funds Rate applicable each day shall be the Federal Funds Rate reported as applicable to Federal Funds transactions on that date. In the case of Saturday, Sunday or legal holiday, the Federal Funds Rate shall be the rate applicable to Federal funds transactions on the immediately preceding day for which the Federal Funds Rate is reported.

         "FUNDED DEBT" means for any Person, all Debt of such Person which in accordance with GAAP would be classified on a balance sheet of such Person as of such date as long-term debt, and including in any event all Debt of such Person, whether secured or unsecured, having a final maturity (or which, pursuant to its terms, is renewable or extendible at the option of such Person for a period ending) more than one year after the date of the creation thereof (including any portion thereof which is on such date included in current liabilities of such Person), but excluding Current Debt of such Person.

         "GAAP" means generally accepted accounting principles as set forth in the opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and in statements by the Financial Accounting Standards Board.

         "GOVERNMENTAL BODY" means any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

         "GUARANTY" means as applied to any Person, any direct or indirect liability, contingent or otherwise, of such Person with respect to any indebtedness, lease, dividend or other obligation directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business) or discounted or sold with recourse by such Person, or in respect of which such Person is otherwise directly or indirectly liable, including, without limitation, any such obligation in effect guaranteed by such Person by reason of the issuance of a letter of credit, surety or performance bond, or through any agreement (contingent or otherwise) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain the solvency or any balance sheet or other financial condition of the obligor of such obligation, or to make payment for any products, materials or supplies or for any transportation or services regardless of the non-delivery or non-furnishing thereof, in any such case if the purpose or intent of such agreement is to provide assurance that such obligation will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected against loss in respect thereof. The amount of any Guaranty shall be equal to the amount of the obligation guaranteed.

         "HAZARDOUS SUBSTANCES" means collectively, contaminants; pollutants; toxic or hazardous chemicals, substances, materials, wastes and constituents; petroleum products; polychlorinated biphenyls; medical wastes; infectious wastes; asbestos; paint containing lead; and urea formaldehyde.

         "INTEREST COVERAGE RATIO" means at any date of determination the ratio of (i) Consolidated Net Income for the twelve months most recently ended, PLUS Consolidated Interest Expense and Consolidated Income Tax Expense for such period, to (ii) Consolidated Interest Expense for such period.

         "INTEREST PERIOD" means, for each Eurodollar Rate Advance comprising part of the same Borrowing, the period commencing on the date of such Advance or the date of the Conversion of any Advance into such an Advance and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be 1, 2, 3 or 6 months in the case of a Eurodollar Rate Advance, in each case as the Borrower may, upon notice received by the Agent not later than 11:00 A.M. (Cleveland, Ohio time) on the third Business Day prior to the first day of such Interest Period, select; PROVIDED, HOWEVER, that:

                  (i) the duration of any Interest Period which commences before the Termination Date and otherwise ends after the Termination Date shall end on the Termination Date;

                  (ii) Interest Periods commencing on the same date for Advances comprising part of the same Borrowing shall be of the same duration; and

                  (iii) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding

         Business Day, PROVIDED, in the case of any Interest Period for a Eurodollar Rate Advance, that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day.

         "LIEN" means as to any Person, any mortgage, lien, pledge, adverse claim, charge, security interest or other encumbrance in or on, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease with respect to, any property or asset of such Person, or the signing or filing of a financing statement which names such Person as debtor, or the signing of any security agreement authorizing any other party as the secured party thereunder to file any financing statement which names such Person as debtor.

         "MAJORITY BANKS" means at any time Banks holding at least 75% of the then aggregate unpaid principal amount of the Notes held by Banks, or, if no such principal amount is then outstanding, Banks having at least 75% of the Commitments.

         "MATERIAL ADVERSE CHANGE"; "MATERIAL ADVERSE EFFECT"; "MATERIALLY ADVERSE" means, as applied in, on or to any Person, as appropriate, a material adverse change in such Person's Business or Condition, a material adverse effect on such Person's Business or Condition and an event which is materially adverse to such Person's Business or Condition; PROVIDED, that any such term, when used without reference to any particular Person, shall mean such change in or effect on or to the Borrower and its Subsidiaries, taken as a whole.

         "MULTIEMPLOYER PLAN" means a Plan defined as such in section 4001(a)(3) of ERISA to which any Company Group Member is making or incurring an obligation to make, or has made or incurred an obligation to make contributions.

         "MULTIPLE EMPLOYER PLAN" means a Plan to which any Company Group member, and at least one employer other than any Company Group Member, is making or accruing an obligation to make contributions or, in the event that any such plan has been terminated, has made or accrued an obligation to make contributions during any of the five plan years preceding the date of termination of such plan.

         "NOTE" means a promissory note of the Borrower payable to the order of any Bank, in substantially the form of Exhibit A hereto, evidencing the aggregate indebtedness of the Borrower to such Bank resulting from the Advances made by such Bank.

         "OFFICER'S CERTIFICATE" means a certificate executed on behalf of the Borrower by the Chairman of the Board of Directors (if an officer) or its President or one of its Vice Presidents or its Chief Financial Officer or its Treasurer.

         "ORDER" means any order, writ, injunction, decree, judgment, award, determination, direction or demand.

         "ORIGINAL AGREEMENT" has the meaning specified in the introductory paragraph of this Agreement.

         "NOTICE OF BORROWING" has the meaning specified in section 2.02.

         "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any successor thereof.

         "PERSON" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

         "PLAN" means any employee pension benefit plan (as defined in section 3(2)of ERISA) maintained at any time, or contributed to, by any Company Group Member.

         "PREFERRED STOCK" means as applied to any corporation, shares of such corporation which are entitled to preference or priority over any other shares of such corporation in respect of either the payment of dividends or the distribution of assets upon liquidation.

         "PRIORITY DEBT" means as at any date of determination after the date hereof, the sum (without duplication) of (A) the aggregate principal amount outstanding of all Debt of Restricted Subsidiaries (other than Debt of any Restricted Subsidiary to the Borrower or to another Restricted Subsidiary) created or otherwise incurred after the date hereof, PLUS (B) the aggregate principal amount outstanding of all Debt of the Borrower and Restricted Subsidiaries (other than Debt of any Restricted Subsidiary to the Borrower or to another Restricted Subsidiary) created or otherwise incurred after the date hereof and secured by a Lien not otherwise permitted under clauses (a) through
(i) of section 5.12, PLUS (C) the aggregate amount of Attributable Debt of the Borrower and Restricted Subsidiaries in effect on such date.

         "RENTAL OBLIGATIONS" means for any period, the total amount (whether or not designated as rentals or additional or supplemental rentals) payable by the Borrower or any Restricted Subsidiary under any Capital Lease during such period (in each case exclusive of amounts so payable on account of maintenance, repairs, insurance, taxes, assessments and other similar charges); if and to the extent that the amount of any Rental Obligation during any future period is not definitely determinable under the Capital Lease in question, the amount of such Rental Obligation shall be estimated in such reasonable manner as the Board of Directors in good faith may determine.

         "REPORTABLE EVENT" means any of the events set forth in section 4043(b) of ERISA, or the regulations thereunder, other than those events as to which the thirty-day notice requirement of such section or such regulations is waived under subsection .13, .14, .18, .19 or .20 of PBGC Reg. ss. 2615.

         "RESTATEMENT EFFECTIVE DATE" means the date this Agreement becomes effective as provided in section 8.06.

         "RESTRICTED SUBSIDIARY" means any Subsidiary which is organized under the laws of, and which at the time in question conducts substantially all of its business and maintains substantially all of its property and assets within, the United States of America, or any state thereof, Canada, or any province thereof, or Mexico, and at least 80% of the Voting Stock of which is at the time owned by the Borrower or by one or more Wholly-owned Restricted Subsidiaries or by the Borrower and one or more Wholly-owned Restricted Subsidiaries.

         "SALE-LEASEBACK TRANSACTION" means any arrangement with any Person providing for the leasing by the Borrower or any Restricted Subsidiary, as lessee, of any property that, or of any property similar to and used for substantially the same purposes as any other property that, has been or is to be sold or otherwise transferred by the Borrower or any Restricted Subsidiary to such Person (or an Affiliate of such Person) with the intention of entering into such a lease.

         "SECURITIES ACT" means the Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "SUBSIDIARY" means any Person more than 50% of the Voting Stock of which is at the time owned by the Borrower or by one or more Wholly-owned Restricted Subsidiaries or by the Borrower and one or more Wholly- owned Restricted Subsidiaries.

         "TERMINATION DATE" means December 31, 2000 or the earlier date of termination in whole of the Commitments pursuant to section 2.04 or 6.01.

         "TERMINATION EVENT" means (i) with respect to any Plan other than a Multiemployer Plan, the occurrence or expected occurrence of a Reportable Event or an event described in section 4062(e) of ERISA, (ii) the withdrawal of any Company Group Member from a Multiple Employer Plan during a plan year in which it was a "substantial employer," as such term is defined in section 4001(a)(2) of ERISA, or the incurrence of liability by any Company Group Member under section 4064 of ERISA upon the termination of a Multiple Employer Plan, (iii) the distribution of a notice of intent to terminate a Plan or Multiemployer Plan pursuant to section 4041(a)(2) or 4041A of ERISA or the treatment of a Plan amendment as a termination under section 4041 or 4041A of ERISA, (iv) the institution of proceedings to terminate a Plan or Multiemployer Plan by the PBGC under section 4042 of ERISA, (v) any other event or condition which would reasonably be expected to result in the termination by the PBGC of, or the appointment by the PBGC of a trustee to administer, any Plan or Multiemployer Plan under section 4042 of ERISA, or (vi) the complete or partial withdrawal of any Company Group Member from a Multiemployer Plan.

         "TOTAL CAPITALIZATION" means at any time, the sum of (i) Consolidated Tangible Net Worth PLUS (ii) Consolidated Total Debt PLUS (iii) the aggregate amount (without duplication) of deferred income taxes of the Borrower and its Restricted Subsidiaries at such time.

         "UNFUNDED CURRENT LIABILITY" means, with respect to any Plan, the amount, if any, by which the present value of the accrued benefits under the Plan (based on those assumptions used to fund such Plan) as of the close of its most recent plan year exceeds the then current value of the assets of such Plan allocable to such benefits.

         "UNRESTRICTED SUBSIDIARY" means any Subsidiary other than a Restricted Subsidiary.

         "VOTING STOCK" means with respect to (i) any corporation, capital stock of such corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or persons performing similar functions), and (ii) any other Person (other than a corporation) any shares, interests, participations or other equivalents (however designated) representing beneficial interests in such Person or in the capital or profits of such Person.

         "WHOLLY-OWNED RESTRICTED SUBSIDIARY" means any Restricted Subsidiary, all of the equity securities (except directors' qualifying shares) of which are owned by the Borrower or another Wholly-owned Restricted Subsidiary.

         SECTION 1.02. COMPUTATION OF TIME PERIODS. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".

         SECTION 1.03. ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in section 4.01(d); PROVIDED, HOWEVER, that if any change in generally accepted accounting principles from those applied in the preparation of the financial statements referred to in this Agreement (i) is occasioned by the promulgation of rules, regulations, pronouncements and opinions by or required by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions), the initial announcement of which change is made after the date of this Agreement, and (ii) results in a change in the method of calculation of financial covenants, standards or terms found in this Agreement, the parties hereto agree to enter into good faith negotiations in order to amend such provisions so as to reflect such changes with the desired result that the criteria for evaluating the Borrower's financial condition shall be the same after such changes as if such changes had not been made; and PROVIDED, FURTHER, that until such time as the parties hereto agree upon such amendments, such financial covenants, standards and terms shall be construed and calculated as though such change had not taken place. When used herein, the term "financial statement" shall include the notes and schedules thereto.

                                   ARTICLE II

                        AMOUNTS AND TERMS OF THE ADVANCES

         SECTION 2.01. THE ADVANCES. Each Bank severally agrees, on the terms and conditions hereinafter set forth, to make Advances to the Borrower from time to time on any Business Day during the period from the date hereof until the Termination Date in an aggregate amount not to exceed at any time outstanding the amount set opposite such Bank's name on the signature pages hereof, as such amount may be reduced pursuant to section 2.04 (such Bank's "COMMITMENT"). Each Borrowing shall be in an aggregate amount not less than $3,000,000 or an integral multiple of $1,000,000 in excess thereof and shall consist of Advances of the same Type made on the same day by the Banks ratably according to their respective Commitments. Within the limits of each Bank's Commitment, the Borrower may borrow, prepay pursuant to section 2.10 and reborrow as provided in this section 2.01.

         SECTION 2.02. MAKING THE ADVANCES. (a) Each Borrowing shall be made on notice, given not later than 11:00 A.M. (Cleveland, Ohio time) on the third Business Day prior to the date of the proposed Borrowing in the case of Eurodollar Rate Advances and not later than 11:00 A.M. (Cleveland, Ohio time) on the Business Day prior to the date of the proposed Borrowing in the case of Adjusted Base Rate Advances, by the Borrower to the Agent, which shall give to each Bank prompt notice thereof by telecopier, telex or cable. Each such notice of a Borrowing (a "NOTICE OF BORROWING") shall be by telecopier, telex or cable, confirmed immediately in writing, in substantially the form of Exhibit B hereto, specifying therein the requested (i) date of such Borrowing, (ii) Type of Advances comprising such Borrowing, (iii) aggregate amount of such Borrowing, and (iv) in the case of a Borrowing comprised of Eurodollar Rate Advances, the initial Interest Period for such Advances. Each Bank shall, before 11:00 A.M. (Cleveland, Ohio time) on the date of such Borrowing, make available for the account of its Applicable Lending Office to the Agent at its address referred to in section 8.02, in same day funds, such Bank's ratable portion of such Borrowing. After the Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Agent will make such funds available to the Borrower at the Agent's aforesaid address.

         (b) Each Notice of Borrowing shall be irrevocable and binding on the Borrower. In the case of any Borrowing which the related Notice of Borrowing specifies is to be comprised of Eurodollar Rate Advances, the Borrower shall indemnify each Bank against any loss, cost or expense incurred by such Bank as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing for such Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund the Advance to be made by such Bank as part of such Borrowing when such Advance, as a result of such failure, is not made on such date.

         (c) Unless the Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to the Agent such Bank's ratable portion of such Borrowing, the Agent may assume that such Bank has made such portion available to the Agent on the date of such Borrowing in accordance with subsection (a) of this section 2.02 and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such ratable portion available to the Agent, such Bank and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at (i) in the case of the Borrower, the interest rate applicable at the time to Advances comprising such Borrowing and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Bank's Advance as part of such Borrowing for purposes of this Agreement.

         (d) The failure of any Bank to make the Advance to be made by it as part of any Borrowing shall not relieve any other Bank of its obligation, if any, hereunder to make its Advance on the date of such

Borrowing, but no Bank shall be responsible for the failure of any other Bank to make the Advance to be made by such other Bank on the date of any Borrowing.

         SECTION 2.03. COMMITMENT FEE. The Borrower agrees to pay to the Agent for the account of each Bank a commitment fee on the average daily unused portion of such Bank's Commitment from the Restatement Effective Date until the Termination Date at the rate per annum determined in accordance with the Pricing Grid contained in section 2.06, based on the ratio of the Borrower's Consolidated Liabilities to Consolidated Tangible Net Worth as of the end of the Borrower's fiscal quarter ended most recently prior to such Interest Period as to which the Borrower shall have delivered to the Agent the financial statements for such quarter (or the fiscal year ended with such fiscal quarter) referred to in clause (a) or (b) of section 5.01, together with an Officer's Certificate setting forth in reasonable detail the amounts of Consolidated Liabilities and Consolidated Tangible Net Worth and the computation of such ratio, with changes in such rate per annum being effective on the first of the month following such delivery to the Agent, payable on the last day of each March, June, September and December during the term of such Bank's Commitment, commencing on the first such date after the Restatement Effective Date, and on the Termination Date. If as of the Restatement Effective Date any commitment fees remain payable under the Original Agreement for the period ending on the Restatement Effective Date, the Borrower will pay to the Agent for the account of the Banks party to the Original Agreement the amount of such commitment fees on the first date a commitment fee is payable hereunder.

         SECTION 2.04. REDUCTION OF THE COMMITMENTS. The Borrower shall have the right, upon at least five Business Days' notice to the Agent, to terminate in whole or reduce ratably in part the unused portions of the respective Commitments of the Banks, PROVIDED that each partial reduction shall be in the aggregate amount of $3,000,000 or an integral multiple thereof.

         SECTION 2.05. REPAYMENT. The Borrower shall repay the unpaid principal amount of each Advance made by each Bank in accordance with the Note to the order of such Bank.

         SECTION 2.06. INTEREST. The Borrower shall pay interest on the unpaid principal amount of each Advance made by each Bank from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

                  (a) ADJUSTED BASE RATE ADVANCES. During such periods as such Advance is an Adjusted Base Rate Advance, a rate per annum equal at all times to the Adjusted Base Rate in effect from time to time, payable quarterly on the last day of each March, June, September, and December during such periods and on the date such Adjusted Base Rate Advance shall be Converted or paid in full; PROVIDED that any amount of principal which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest, from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all times to 1% per annum above the Adjusted Base Rate in effect from time to time.

                  (b) EURODOLLAR RATE ADVANCES. During such periods as such Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of (i) the Eurodollar Rate for such Interest Period for such Advance PLUS (ii) the Applicable Increment (as defined below) for such Interest Period, payable on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day which occurs during such Interest Period every three months from the first day of such Interest Period; PROVIDED that any amount of principal which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest, from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all times to the greater of (x) 1% per annum above the Adjusted Base Rate in effect from time to time and (y) 2% per annum above the rate per annum required to be paid on such Advance immediately prior to the date on which such amount became due.

The "APPLICABLE INCREMENT" for any Interest Period commencing after the Restatement Effective Date shall be equal to percentage rate per annum shown in the Pricing Grid below in the column entitled Applicable

Increment corresponding to the ratio of the Borrower's Consolidated Liabilities to Consolidated Tangible Net Worth as of the end of the Borrower's fiscal quarter ended most recently prior to such Interest Period as to which the Borrower shall have delivered to the Agent the financial statements for such quarter (or the fiscal year ended with such fiscal quarter) referred to in clause (a) or (b) of section 5.01, together with an Officer's Certificate setting forth in reasonable detail the amounts of Consolidated Liabilities and Consolidated Tangible Net Worth and the computation of such ratio.

                                  PRICING GRID


RATIO OF CONSOLIDATED LIABILITIES
TO CONSOLIDATED TANGIBLE NET
WORTH                                  Applicable Increment  Commitment Fee Rate
Equal to or less than 1.50 to 1.00             .35%                  .20%
Equal to or less than 2.00 to 1.00             .45%                  .225%
Equal to or less than 2.75 to 1.00             .50%                  .25%
Greater than 2.75 to 1.00                      .75%                  .35%


         SECTION 2.07. ADDITIONAL INTEREST ON EURODOLLAR RATE ADVANCES. The Borrower shall pay to each Bank, so long as such Bank shall be required under regulations of the Board of Governors of the Federal Reserve System to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, additional interest on the unpaid principal amount of each Advance of such Bank during such periods as such Advance is a Eurodollar Rate Advance, from the date of such Advance until such principal amount is paid in full, at an interest rate per annum equal at all times to the remainder obtained by subtracting (i) the Eurodollar Rate for such Interest Period for such Eurodollar Rate Advance from (ii) the rate obtained by dividing such Eurodollar Rate by a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage of such Bank for such Interest Period, payable on each date on which interest is payable on such Eurodollar Rate Advance. Such additional interest shall be determined by such Bank and notified to the Borrower through the Agent.

         SECTION 2.08. INTEREST RATE DETERMINATION AND PROTECTION. (a) The Agent shall give prompt notice to the Borrower and the Banks of the applicable interest rate determined by the Agent for purposes of section 2.06(a) or (b).

         (b) If, with respect to any Eurodollar Rate Advances, Banks having at least 50% of the Commitments notify the Agent that the Eurodollar Rate for any Interest Period for such Advances will not adequately reflect the cost to such Banks of making, funding or maintaining their respective Eurodollar Rate Advances for such Interest Period, the Agent shall forthwith so notify the Borrower and the Banks, whereupon

                  (i) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into an Adjusted Base Rate Advance, and

                  (ii) the obligation of the Banks to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Agent shall notify the Borrower and the Banks that the circumstances causing such suspension no longer exist.

         (c) If the Borrower shall fail to select the duration of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of "Interest Period" in section 1.01, the Agent will forthwith so notify the Borrower and the Banks and such Advances will automatically, on the last day of the then existing Interest Period therefor, Convert into Adjusted Base Rate Advances.

         (d) On the date on which the aggregate unpaid principal amount of Advances comprising any Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $3,000,000, such Advances shall, if they are Advances of a Type other than Adjusted Base Rate Advances, automatically Convert into Adjusted Base Rate Advances, and on and after such date the right of the Borrower to Convert such Advances into Advances of a Type other than Adjusted Base Rate Advances shall terminate; PROVIDED, HOWEVER, that if and so long as each such Advance shall be of the same Type and have the same Interest Period as Advances comprising another Borrowing or other Borrowings, and the aggregate unpaid principal amount of all such Advances shall equal or exceed $3,000,000, the Borrower shall have the right to continue all such Advances as, or to Convert all such Advances into, Advances of such Type having such Interest Period.

         SECTION 2.09. VOLUNTARY CONVERSION OF ADVANCES. The Borrower may on any Business Day, upon notice given to the Agent not later than 11:00 A.M. (Cleveland, Ohio time) on the third Business Day prior to the date of the proposed Conversion and subject to the provisions of sections 2.08 and 2.12, Convert all Advances of one Type comprising the same Borrowing into Advances of another Type; PROVIDED, HOWEVER, that any Conversion of any Eurodollar Rate Advances into Adjusted Base Rate Advances shall be made on, and only on, the last day of an Interest Period for such Eurodollar Rate Advances. Each such notice of a Conversion shall, within the restrictions specified above, specify
(i) the date of such Conversion, (ii) the Advances to be Converted, and (iii) if such Conversion is into Eurodollar Rate Advances, the duration of the Interest Period for each such Advance.

         SECTION 2.10. PREPAYMENTS. The Borrower may, upon at least one Business Day's notice to the Agent stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given the Borrower shall, prepay the outstanding principal amounts of the Advances comprising part of the same Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; PROVIDED, HOWEVER, that
(x) each partial prepayment shall be in an aggregate principal amount not less than $3,000,000 and in the event of such prepayment of any Eurodollar Rate Advance, the Borrower shall be obligated to reimburse the Banks in respect thereof pursuant to section 8.04(b).

         SECTION 2.11. INCREASED COSTS. (a) If, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements, in the case of Eurodollar Rate Advances, included in the Eurodollar Rate Reserve Percentage) in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Bank of agreeing to make or making, funding or maintaining Eurodollar Rate Advances, then the Borrower shall from time to time, upon demand by such Bank (with a copy of such demand to the Agent), pay to the Agent for the account of such Bank additional amounts sufficient to compensate such Bank for such increased cost. A certificate as to the amount of such increased cost, submitted to the Borrower and the Agent by such Bank, shall be conclusive and binding for all purposes, absent manifest error.

         (b) If any Bank determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Bank or any corporation controlling such Bank and that the amount of such capital is increased by or based upon the existence of such Bank's commitment to lend hereunder and other commitments of this type, then, upon demand by such Bank (with a copy of such demand to the Agent), the Borrower shall immediately pay to the Agent for the account of such Bank, from time to time as specified by such Bank, additional amounts sufficient to compensate such Bank or such corporation in the light of such circumstances, to the extent that such Bank reasonably determines such increase in capital to be allocable to the existence of such Bank's commitment to lend hereunder. A certificate as to such amounts submitted to the Borrower and the Agent by such Bank shall be conclusive and binding for all purposes, absent manifest error.

         SECTION 2.12. ILLEGALITY. Notwithstanding any other provision of this Agreement, if any Bank shall notify the Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for any Bank or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to fund or maintain Eurodollar Rate Advances hereunder, (i) the obligation of the Banks to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Agent shall notify the Borrower and the Banks that the circumstances causing such suspension no longer exist and (ii) the Borrower shall forthwith prepay in full all Eurodollar Rate Advances of all Banks then outstanding, together with interest accrued thereon, unless the Borrower, within five Business Days of notice from the Agent, Converts all Eurodollar Rate Advances of all Banks then outstanding into Adjusted Base Rate Advances in accordance with section 2.09.

         SECTION 2.13. PAYMENTS AND COMPUTATIONS. (a) The Borrower shall make each payment hereunder and under the Notes not later than 11:00 A.M. (Cleveland, Ohio time) on the day when due in U.S. dollars to the Agent at its address referred to in section 8.02 in same day funds. The Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or commitment fees ratably (other than amounts payable pursuant to section 2.07 or 2.11) to the Banks for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Bank to such Bank for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement.

         (b) All computations of interest based on the rate referred to in clause (i) of the definition of Adjusted Base Rate and of commitment fees shall be made by the Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Eurodollar Rate or the Federal Funds Rate shall be made by the Agent, and all computations of interest pursuant to section 2.07 shall be made by a Bank, on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or commitment fees are payable. Each determination by the Agent (or, in the case of section 2.07, by a Bank) of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

         (c) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or commitment fee, as the case may be; PROVIDED, HOWEVER, if such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

         (d) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent the Borrower shall not have so made such payment in full to the Agent, each Bank shall repay to the Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at the Federal Funds Rate.

         SECTION 2.14. SHARING OF PAYMENTS, ETC. If any Bank shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Advances made by it (other than pursuant to section 2.07 or 2.11) in excess of its ratable share of payments on account of the Advances obtained by all the Banks, such Bank shall forthwith purchase from the other Banks such participations in the Advances made by them as shall be necessary to cause such purchasing Bank to share the excess payment ratably with each of them, PROVIDED, HOWEVER, that if all or any portion of such excess payment is thereafter recovered from such purchasing Bank, such purchase from each Bank shall be rescinded and such Bank shall repay to the purchasing Bank the purchase price to the extent of such recovery together with an amount equal to such Bank's ratable share (according to the proportion of (i) the amount of such Bank's required repayment to (ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Borrower agrees that any Bank so purchasing a participation from another Bank pursuant to this section 2.14 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Bank were the direct creditor of the Borrower in the amount of such participation.


                                   ARTICLE III

                              CONDITIONS OF LENDING

         SECTION 3.01. CONDITIONS PRECEDENT AT RESTATEMENT EFFECTIVE DATE. This Agreement shall not become effective in accordance with section 8.06 hereof unless, at and as of the Restatement Effective Date, the Agent shall have received the following, each dated the Restatement Effective Date or as of a date not more than five days prior thereto, in form and substance satisfactory to the Agent and the Majority Banks and (except for the Notes) in sufficient copies for each Bank:


                  (a) The Notes to the order of the Banks, respectively.

                  (b) Certified copies of the resolutions of the Board of Directors of the Borrower approving this Agreement, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement.

                  (c) A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Agreement, the Notes and the other documents to be delivered hereunder.

                  (d) A favorable opinion of John P. Siegfried, General Counsel and Secretary of the Borrower, substantially in the form of Exhibit C hereto and as to such other matters as any Bank through the Agent may reasonably request.

                  (e) Federal Reserve Form U-1 provided for in Regulation U issued by the Board of Governors of the Federal Reserve System, the statements made in which shall be such as to permit the transactions contemplated hereby in accordance with said Regulation U.

         SECTION 3.02. CONDITIONS PRECEDENT TO EACH BORROWING. The obligation of each Bank to make an Advance on the occasion of each Borrowing shall be subject to the conditions precedent that on the date of such Borrowing (i) the following statements shall be true (and each of the giving of the applicable Notice of Borrowing and the acceptance by the Borrower of the proceeds of such Borrowing shall constitute a representation and warranty by the Borrower that on the date of such Borrowing such statements are true):

                  (a) the representations and warranties contained in section
         4.01 of this Agreement are correct on and as of the date of such Borrowing, before and after giving effect to such Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, and

                  (b) no event has occurred and is continuing, or would result from such Borrowing or from the application of the proceeds therefrom, which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both;

and (ii) the Agent shall have received such other approvals, opinions or documents as any Bank through the Agent may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES


         SECTION 4.01. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants as follows:

         (a) ORGANIZATION AND AUTHORITY OF THE BORROWER. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio and has all requisite power and authority to own or hold under lease, to carry on its business as now conducted and proposed to be conducted, to enter into this Agreement, to issue the Notes and to perform its obligations under this Agreement and the Notes. The Borrower has, by all necessary corporate action (all action of shareholders, if any, required therefor having been duly taken), duly authorized the execution and delivery of this Agreement and the Notes and the performance of its obligations under this Agreement.

         (b) SUBSIDIARIES. Each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite power and authority to own or hold under lease and to operate the property it purports to own or hold under lease and to carry on its business as now conducted and as proposed to be conducted. At the date hereof, each Subsidiary is a Restricted Subsidiary.

         (c) QUALIFICATION. Each of the Borrower and its Subsidiaries is duly qualified or licensed and in good standing as a foreign corporation duly authorized to do business in each jurisdiction (other than the jurisdiction of its incorporation) in which the nature of its activities or the character of the properties it owns or leases makes such qualification necessary and where failure so to qualify would, in any case, have a Material Adverse Effect.

         (d) FINANCIAL STATEMENTS. The Borrower has furnished to each Bank complete and correct copies of (a) its annual report on Form 10-K for the fiscal year ended December 31, 1994 and (b) its quarterly report on Form 10-Q for the fiscal quarter ended September 30, 1995. All financial statements included in the materials described in the preceding sentence, and all related schedules and notes, have been prepared in accordance with GAAP, in each case applied on a consistent basis throughout the periods specified (except for changes specifically noted therein), and present fairly the financial position of the corporation or corporations to which they relate as at the respective dates thereof and the results of operations of such corporation or corporations for the respective periods specified.

         (e) CHANGES, ETC. Since the date of the most recent audited consolidated balance sheet referred to in section 4.01(d), (i) there has been no change in the Business or Condition of the Borrower or any Subsidiary from that reflected in the most recent audited consolidated balance sheet referred to in section 4.01(d), which change has been, either in any one case or in the aggregate, Materially Adverse to the Borrower or to the Borrower and its Subsidiaries taken as a whole, and (ii) neither the business, operations, properties nor earnings of the Borrower, or of the Borrower and its Subsidiaries taken as a whole, has been affected as a result of any occurrence or development (whether or not insured against) to an extent that is Materially Adverse to the Borrower, or the Borrower and its Subsidiaries taken as a whole.

         (f) TITLE TO PROPERTY. The Borrower and its Subsidiaries have good and marketable title to their respective real properties and good title to the other material properties they purport to own, including that reflected in the most recent audited balance sheet referred to in section 4.01(d) or purported to have been acquired by the Borrower or any of its Subsidiaries after said date (other than properties disposed of in the ordinary course of business), subject in the case of all such property to no Liens other than those permitted by section
5.12. The Borrower and its Subsidiaries enjoy peaceful and undisturbed possession under all leases of all personal and all real property under which they operate, and all such leases are valid and subsisting and in full force and effect and neither the Borrower nor any of its Subsidiaries is in default in any material respect in the performance and observance of its obligations under any provisions thereof; PROVIDED that (i) any money due or the value of any property lost as a result of any default under or termination of such lease or leases shall not exceed $200,000 in the aggregate, and (ii) the default under or termination of such lease or leases would not, alone or in the aggregate, have a Material Adverse Effect.

         (g) COMPLIANCE WITH OTHER INSTRUMENTS, ETC. Neither the Borrower nor any Subsidiary is in violation of any term or provision of its corporate charter or by-laws. Neither the Borrower nor any Subsidiary is in violation of any term or provision of any agreement, indenture, mortgage or instrument to which it is a party or by which it or any of its properties may be bound or affected, nor is it in violation of any existing law, governmental rule or regulation or any Order of any court, arbitrator or Governmental Body applicable to it (including, without limitation, any law, rule, regulation or Order relating to environmental protection, occupational health and safety standards, consumer protection, and equal employment practice requirements), the consequences of which violation, either in any one case or in the aggregate, could have a Material Adverse Effect on the Borrower or on the Borrower and its Subsidiaries taken as a whole. Neither the execution and delivery of this Agreement and the Notes nor the consummation of the transactions contemplated hereby nor the performance of the terms and provisions thereof will result in any breach of, or constitute a default under, or result in (or require) the creation of any Lien in respect of any property of the Borrower or any of its Subsidiaries under, any agreement, indenture, mortgage, instrument, corporate charter or by-law to which the Borrower or any of its Subsidiaries is a party or by which the Borrower, any of its Subsidiaries or any of their respective properties may be bound or affected, or violate any existing law, governmental rule or regulation or any Order of any court, arbitrator or Governmental Body applicable to the Borrower or any of its Subsidiaries which could have a Material Adverse Effect on the Borrower or on the Borrower and its Subsidiaries taken as a whole. Neither the Borrower nor any Subsidiary is a party to or bound by any instrument or agreement which contains any restrictions on the incurrence by the Borrower of any Debt other than this Agreement and the Reimbursement Agreement, dated as of October 1, 1992, between the Borrower and PNC Bank, National Association.

         (h) GOVERNMENTAL AUTHORIZATIONS, ETC. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Body is required on the part of the Borrower for the valid execution and delivery of this Agreement or the consummation of the transactions contemplated thereby, including the issuance and delivery by the Borrower of the Notes, or for the fulfillment of, or compliance by the Borrower with, the terms and provisions of this Agreement and the Notes.

         (i) LITIGATION. There are no actions, suits or proceedings pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower, any Subsidiary or any of their respective properties (or any reasonable basis therefor known to the Borrower) in any court or before any arbitrator of any kind or before or by any Governmental Body, which questions the validity of this Agreement or the Notes or any action taken or to be taken pursuant thereto or which might result, either in any one case or in the aggregate, in an impairment of the ability of the Borrower to perform its obligations under the Agreement or the Notes, or, if determined adversely to the Borrower or a Subsidiary, in a Material Adverse Change in the Business or Condition of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

         (j) PATENTS, TRADEMARKS, AUTHORIZATIONS, ETC. The Borrower and its Restricted Subsidiaries own, possess or have the right to use (without any known conflict with the rights of others) all franchises, patents, trademarks, service marks, trade names, copyrights, licenses, permits and authorizations which are necessary to the conduct of their respective businesses as conducted on the date hereof and as proposed to be conducted the lack of which would have a Material Adverse Effect.

         (k) TAXES. The Borrower and its Subsidiaries have filed all tax returns which are required by law to have been filed and have paid all taxes, assessments, fees and charges of each Governmental Body shown to be due and payable on such returns to the extent the same have become due and payable and before they have become delinquent other than (i) those presently payable without penalty or interest, (ii) those being contested in good faith by appropriate proceedings with respect to which adequate reserves have been established in accordance with GAAP and (iii) those the nonfiling of which would not have a Material Adverse Effect. The federal income tax returns of the Borrower and its Subsidiaries have been examined and reported on by the taxing authorities or closed by applicable statute for all fiscal years through the fiscal year ended December 31, 1985. In the opinion of the Borrower all tax liabilities are adequately provided for on the books of the Borrower and its Subsidiaries in accordance with GAAP.

         (l) COMPLIANCE WITH ERISA. (A) Except as provided in Schedule II to this Agreement, no Termination Event has occurred, and no event or condition has occurred or exists with respect to which any Termination Event would reasonably be expected to occur, and no accumulated funding deficiency (as defined in section 302 of ERISA and section 412 of the Code), whether or not waived, has occurred with respect to any Plan. The present value of all accrued benefits under each Plan other than a Multiemployer Plan (based on those assumptions used to fund such Plan, which assumptions are reasonable in the aggregate) did not, as of the most recent valuation date, which for any such Plan was no earlier than twelve months prior to the date as of which the representation is made, exceed the then current value of the assets of such Plan allocable to such benefits.

         (B) Except as provided in Schedule II to this Agreement, no Company Group Member has incurred, or is reasonably expected to incur, any withdrawal liability to any Multiemployer Plan. No Company Group Member has received any notification that any Multiemployer Plan is in reorganization (as defined in section 4241 of ERISA), is insolvent (as defined in section 4245 of ERISA) or has been terminated, within the meaning of Title IV of ERISA, and no Multiemployer Plan is reasonably expected to be in reorganization or insolvent or to be terminated.

         (C) No Company Group Member has participated in any prohibited transaction (as defined in section 406 of ERISA or section 4975 of the Code), which has subjected it or would reasonably be expected to subject it to any civil penalty or tax imposed by section 502(i) of ERISA or section 4975 of the Code, respectively. No Company Group Member has incurred any liability or has been subjected to any civil penalty pursuant to section 409 or 502(1) of ERISA, respectively, and no event or condition has occurred or exists with respect to which any such liability or civil penalty would reasonably be expected to occur. No Company Group Member has incurred, or is reasonably expected to incur, any liability to the PBGC (other than for insurance premiums, which have been paid when due).

         (D) Full payment has been made on or before the due date thereof of all amounts which any Company Group Member is or was required under the terms of each Plan to have paid as contributions to such Plan as of the date hereof.

         (E) No lien imposed under the Code or ERISA on the assets of any Company Group Member exists or would reasonably be expected to arise on account of any Plan.

         (F) The present annual cost to the Company Group Members for providing post-retirement medical, dental or death benefits to their current and former employees under all welfare benefit plans (as defined in section 3(1) of ERISA) does not, in the aggregate, exceed $2,500,000. No event or condition exists or is reasonably expected to arise which would reasonably be expected to result in a material increase in such annual cost beyond the increase normally expected in the normal course of business for the industry in which the Borrower does business. Each such plan to which sections 601-609 of ERISA and section 4980B of the Code apply has been administered in material compliance with such sections.

         (G) The execution and delivery of this Agreement and the Borrowings contemplated hereby will not involve any transaction (i) which is subject to the prohibitions of section 406 of ERISA and with respect to which a civil penalty pursuant to section 502(i) of ERISA could be imposed, or (ii) in connection with which a tax could be imposed pursuant to section 4975 of the Code.

         (m) VALIDITY OF THIS AGREEMENT, ETC. This Agreement is, and each Note when delivered hereunder will be, a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms.

         (n) USE OF PROCEEDS; MARGIN REGULATIONS. The proceeds of the Advances made hereunder will be used by the Borrower for general corporate purposes, including (without limitation) repurchases by the Borrower of shares of its outstanding Common Stock. Notwithstanding the foregoing, no proceeds of any Advance will be used, directly or indirectly, to acquire any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934, or to make any voluntary prepayment of (or to purchase or otherwise acquire) any of the Convertible Subordinated Notes, except that the Borrower may use proceeds of Advances hereunder to directly or indirectly finance the repurchases by the Borrower of up to $10,000,000 (based on the repurchase prices) of its Common Stock where such usage would not cause the transactions hereunder to violate any of the provisions of Regulation U of the Board of Governors of the Federal Reserve System. Neither the Borrower nor any of its Subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (as such term is defined in such Regulation
U), and no proceeds of any Advance will be used to extend credit to others for the purpose of purchasing or carrying any margin stock. Following the application of the proceeds of any Advance, not more than 25% of the value of the assets (either of the Borrower only or of the Borrower and its Subsidiaries on a consolidated basis) will be margin stock.

         (o) STATUS UNDER CERTAIN STATUTES. The Borrower is not an "investment company" or a Person directly or indirectly "controlled" by or "acting on behalf of" an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Borrower is not a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

         (p) DISCLOSURE. Neither this Agreement, nor any other document, certificate or instrument delivered to the Banks by or on behalf of the Borrower in connection with the transactions contemplated by this Agreement, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact known to the Borrower which Materially Adversely Affects or in the future may (so far as the Borrower can now reasonably foresee) Materially Adversely Affect the Business or Condition of the Borrower and its Subsidiaries taken as a whole, which has not been set forth or reflected in this Agreement or in the other documents, certificates and instruments referred to herein and delivered to the Banks by or on behalf of the Borrower in connection with the transactions contemplated by this Agreement.


                                    ARTICLE V

                            COVENANTS OF THE BORROWER

         SECTION 5.01. FINANCIAL STATEMENTS; INFORMATION. So long as any Note shall remain unpaid or any Bank shall have any Commitment hereunder, unless the Majority Banks shall otherwise consent in writing, the Borrower will furnish to each Bank:

                  (a) as soon as practicable and in any event within 45 days after the end of each of the first three quarterly fiscal periods in each fiscal year of the Borrower, an unaudited consolidated balance sheet of the Borrower and its Restricted Subsidiaries, in each case as of the end of such quarterly period and the related unaudited consolidated statements of income, shareholders equity and cash flows of the Borrower and its Restricted Subsidiaries for such period, and (in the case of the first, second and third such quarterly periods) for the portion of the fiscal year ended with the last day of such quarterly period, setting forth in each case in comparative form the figures for the corresponding periods of the previous fiscal year, all in reasonable detail and certified by the principal financial officer of the Borrower;

                  (b) as soon as practicable and in any event within 90 days after the end of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Restricted Subsidiaries, in each case as of the end of such year and the related consolidated statements of income, shareholders' equity and cash flows of the Borrower and its Restricted Subsidiaries for such fiscal year, setting forth in each case in comparative form the respective figures for the previous fiscal year, all in reasonable detail and accompanied by a report thereon of independent certified public accountants of recognized national standing, who may be the present regular auditors of the books of the Borrower, which report shall not be made in reliance upon the opinion of any other accountant (other than an opinion regarding the financial statements of any Person for any fiscal period ending prior to the time such Person became a Subsidiary), shall be made without qualification (except for qualifications resulting from changes in accounting principles and methods agreed to by such accountants), shall comply with generally accepted auditing standards at the time in effect and shall state that such financial statements present fairly, in all material respects, the consolidated financial position of the Borrower and its Restricted Subsidiaries as at the dates indicated and the results of their operations for the periods indicated and have been prepared in accordance with GAAP applied on a basis consistent with prior years (except for changes in application in which such accountants concur and which are noted in such financial statements) and that the examination of such accountants has been made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances;

                  (c) together with each delivery of financial statements pursuant to clause (a) or (b) of this section, an Officer's
         Certificate:

                           (i) stating that the officer executing the same on
                  behalf of the Borrower has reviewed the terms of this Agreement and of the Notes and has made, or caused to be made under his supervision, a review in reasonable detail of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by such financial statements, and that such review has not disclosed the existence during or at the end of such accounting period, and that such officer does not have knowledge of the existence as at the date of such Officer's Certificate, of any condition or event which constitutes a Default or an Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Borrower has taken or is taking or proposes to take with respect thereto;

                           (ii) setting forth, as of the date of such balance
                  sheet or for such period, as the case may be, (A) the respective amounts (showing the calculations thereof) of Attributable Debt, Consolidated Current Assets, Consolidated Current Liabilities, Consolidated Income Tax Expense, Consolidated Interest Expense, Consolidated Funds from Operations, Consolidated Liabilities, Consolidated Net Income (determined both with and without reference to clause (iii) of the definition of such term), Consolidated Tangible Net Worth, Consolidated Total Debt, Current Debt, Priority Debt, Total Capitalization and (B) the aggregate principal amount of outstanding Debt of all Subsidiaries and outstanding Debt secured by Liens permitted by section 5.13, and

                           (iii) setting forth, as of the date of such balance
                  sheet or for such period, as the case may be, facts or computations in reasonable detail demonstrating compliance with the restrictions contained in sections 5.07, 5.08, 5.09, 5.10, 5.11, 5.12, 5.13, 5.14, 5.15, 5.16 and 5.17;

                  (d) together with each delivery of annual financial statements pursuant to clause (b) of this section, a written statement by the independent public accountants referred to in said clause (b) who have reported on such financial statements

                           (i) stating whether, in the course of their audit
                  examination or otherwise, anything has come to their attention concerning the existence during the fiscal year covered by such financial statements (and stating whether they have knowledge of the existence as of the date of such accountants' written statement) of any condition or event which constitutes a Default or an Event of Default, and if so, specifying the nature and period of existence thereof; and

                           (ii) stating that they have examined the Officer's
                  Certificate delivered in connection with such annual financial statements pursuant to clause (c) of this section and based upon their audit examination nothing has come to their attention which causes them to believe that the information contained in such Officer's Certificate is not correct or that the matters set forth in such Officer's Certificate in connection with such annual financial statements have not been properly stated in accordance with the terms of this Agreement;

                  (e) promptly upon receipt thereof (and in any event within five Business Days thereafter), copies of all reports submitted to the Borrower by independent public accountants in connection with any annual, interim or special audit of the Borrower made by such accountants, but, excluding, subject to clause (k) of this section, the following:

                           (1) Management letters;
                           (2) Management consulting reports;
                           (3) Reports for a committee of Board of Directors;
                           (4) Negative assurance comfort letters; and
                           (5) Special purpose trust funds;

                  (f) promptly upon their becoming available (and in any event within five Business Days thereafter), copies of (i) all financial statements, reports, notices, proxy statements and other information sent or made available generally by the Borrower to any class of its security holders or by any Subsidiary to any class of its security holders other than the Borrower or another Subsidiary, (ii) all regular and periodic reports (including reports on Form 8-K) and any registration statements and prospectuses filed by the Borrower or any of its Subsidiaries with any securities exchange or with the Commission and (iii) all press releases and other statements made available generally by the Borrower or any Subsidiary to the public concerning material developments in the business of the Borrower or its Subsidiaries;

                  (g) immediately upon any officer of the Borrower obtaining knowledge of any condition or event which constitutes a Default or an Event of Default, or becoming aware that the holder of any Note has given any notice or taken any other action with respect to a claimed Default or Event of Default or that any Person has given any notice to the Borrower or any Restricted Subsidiary or taken any other action with respect to a claimed default or event or condition under or in respect of any Debt referred to in section 6.01(e) or with respect to the occurrence or existence of any event or condition of the type referred to in section 6.01(f) or (g), an Officers' Certificate specifying the nature and period of existence thereof and what action the Borrower has taken or is taking or proposes to take with respect thereto;

                  (h) if and when any Company Group Member (i) knows or in good faith has reason to know of the occurrence of any Termination Event,
         (ii) with respect to any Multiemployer Plan, receives notice as prescribed in ERISA of any withdrawal liability assessed against any Company Group Member or of a determination that any Multiemployer Plan is in reorganization or insolvent (both within the meaning of Title IV of ERISA), (iii) knows or in good faith has reason to know that a prohibited transaction (as defined in section 406 of ERISA or section 4975 of the Code) has occurred involving any Company Group Member, or
         (iv) knows or in good faith has reason to know that there has been a material adverse change in the funding status of any Plan after which such Plan shall have an Unfunded Current Liability, a description of such event or a copy of such notice and a statement by the principal financial officer of the Borrower of the action which is proposed to be taken with respect thereto as soon as practicable and in any event within ten days thereafter;

                  (i) promptly (and in any event within five Business Days) after any officer of the Borrower obtains knowledge of any litigation, administrative proceeding or judgment affecting the Borrower or any of its Subsidiaries (whether or not considered by the Borrower to be covered by insurance) which, in the reasonable opinion of the Borrower, has a reasonable possibility of being adversely determined or has been adversely determined in an amount that would have a Material Adverse Effect, or would materially impair the ability of the Borrower to perform its obligations under this Agreement or the Notes, an Officer's Certificate specifying in reasonable detail the facts and circumstances surrounding such litigation, proceeding or judgment;

                  (j) promptly (and in any event within five Business Days) after any officer of the Borrower obtains knowledge of any complaint, suit, proceeding, penalty assessed, order or request for information (such request for information having been requested by any Governmental
         Body) under any applicable Environmental Law, or of any material development in respect of any such complaint, suit, proceeding, penalty assessed, or order, affecting the Borrower or any of its Subsidiaries, except any such complaint, suit, proceeding, penalty assessed, order, or development which, in the reasonable opinion of the Borrower, does not have a reasonable possibility of being adversely determined in an amount or with an effect that would have a Material Adverse Effect, an Officers' Certificate specifying such complaint, suit, proceeding, penalty assessed, order or material development in respect thereof, as the case may be, and what action the Borrower has taken or is taking or proposes to take with respect thereto; and

                  (k) promptly upon request therefor (i) such other financial information or environmental information concerning the Borrower or any of its Subsidiaries as any Bank or any other institutional holder of any Note may from time to time reasonably request, and (ii) in the event of a reasonable business concern that any Bank or any other institutional holder of a Note may have concerning the Borrower or any of its Subsidiaries, any other information as to the Business or Condition of the Borrower or any of its Subsidiaries as any Bank or any other institutional holder of a Note may from time to time reasonably request, EXCLUDING in any case information on pricing, market share and individual plant costs.

         SECTION 5.02. INSPECTION OF PROPERTIES AND BOOKS. Each Bank and its representatives may visit and inspect any of the properties of the Borrower and its Subsidiaries, including their respective books of account, records, reports and other papers, make copies and extracts therefrom, and discuss their affairs, finances and accounts with their respective officers and independent public accountants (and the Borrower hereby authorizes and directs each such officer and independent public accountant to engage in such discussion), during business hours and upon reasonable notice to the Borrower and as often as may be reasonably requested; PROVIDED, that it being understood and agreed that if any Event of Default shall have occurred and be continuing, the expenses incurred in connection with any visit and inspection pursuant to this section shall be for the Borrower's account.

     SECTION 5.03. CORPORATE EXISTENCE; PAYMENT OF TAXES; MAINTENANCE OF PROPERTIES; INSURANCE; COMPLIANCE WITH LAWS, ETC. The Borrower will, and will cause each Restricted Subsidiary to,

                  (a) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence (except as otherwise permitted by section 5.08) and its licenses, rights (charter and statutory) and franchises, except that, subject to compliance with section 5.07 and 5.08, the licenses, rights and franchises of the Borrower or any Restricted Subsidiary may be abandoned, modified or terminated if, in the good faith judgment of the Board of Directors, such abandonment, modification or termination is in the best interest of the Borrower and is not disadvantageous to the holders of the Notes;

                  (b) pay and discharge or cause to be paid and discharged (i) all taxes, assessments and governmental charges or levies imposed upon it or any of its property (real, personal or mixed) or assets or in respect of any of its franchises, business, income or property before the same shall become delinquent, and (ii) all claims of landlords, carriers, warehousemen, mechanics, materialmen and other similar Persons for labor, materials, supplies and rentals which, if unpaid, might by law become a Lien upon any of its properties or assets; PROVIDED, HOWEVER, that the failure of the Borrower or any Restricted Subsidiary to pay any such tax, assessment, charge, levy or claim shall not constitute a default hereunder if and for so long as the amount, applicability or validity thereof shall concurrently be contested in good faith by appropriate and timely proceedings diligently conducted, and if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor, and if neither the Borrower's nor any such Restricted Subsidiary's title to or right to the use of any of its property is impaired in any material respect by reason of such contest;

                  (c) maintain and keep, or cause to be maintained and kept, in all material respects all licenses, rights, permits and the like used or useful in its business, and maintain and keep, or cause to be maintained and kept, in good repair, working order and condition (ordinary wear and tear excepted), all properties used or useful in its business, and from time to time make or cause to be made all needful and proper repairs, renewals, replacements and improvements thereof so that the business carried on in connection therewith may be properly and advantageously conducted in the good faith judgment of the Board of Directors;

                  (d) maintain, or cause to be maintained, with financially sound and reputable insurers, insurance in respect of its properties and business against loss or damage of the kinds customarily insured against by prudent corporations of established reputation engaged in the same or similar business and similarly situated, of such type and in such amounts as are customarily carried under similar circumstances by such other corporations; and

                  (e) comply in all material respects with all applicable (to it, its properties or its operations) laws, statutes, regulations and orders of, and all applicable (to it, its properties or its operations) restrictions imposed by, any Governmental Body, in respect of the conduct of its business and the ownership of its properties (including, without limitation, applicable statutes, regulations and orders relating to equal employment opportunities or environmental standards or controls) with which the failure to so comply would have a Material Adverse Effect, except such as are being contested in good faith by appropriate and timely proceedings diligently conducted, and if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor and neither the Borrower's nor any such Restricted Subsidiary's title to or right to the use of any of its property is impaired in any material respect by reason of such contest.

         SECTION 5.04. BOOKS AND ACCOUNTING. The Borrower will (a) keep proper books of record and account in which full, true and correct entries will be made of all its business transactions in accordance with GAAP; and (b) maintain a system of accounting established and administered in accordance with GAAP and set aside on its books from its earnings for each fiscal year all proper reserves, accruals and provisions which, in accordance with GAAP, should be set aside from such earnings in connection with its business, including, without limitation, provisions for depreciation, obsolescence and/or amortization and accruals for taxes for such period, including all taxes based on or measured by income or profits.

         SECTION 5.05. NATURE OF BUSINESS. The Borrower will not, and will not permit any Restricted Subsidiary to, engage in any line of business, other than the business of manufacturing construction materials, supplying construction services and such other business activities and opportunities related thereto, which the Board of Directors deems consistent with the business strategy of the Borrower.

         SECTION 5.06. TRANSACTIONS WITH AFFILIATES. The Borrower will not, and will not permit any Restricted Subsidiary to, directly or indirectly, engage in any transaction with any Affiliate of the Borrower, other than transactions entered into in the ordinary course of business and upon terms that are not less favorable to the Borrower or such Restricted Subsidiary, as the case may be, than those which might be obtained at the time on an arm's-length transaction basis from any Person which is not such an Affiliate.

         SECTION 5.07. SUBSIDIARY STOCK AND DEBT; SUBSIDIARY DIVIDENDS. The Borrower will not:

                  (a) directly or indirectly sell, assign, pledge or otherwise dispose of any Debt of, or claim against, or any shares of stock or similar interests or other securities of (or warrants, rights or options to acquire stock or similar interests or other securities of), any Restricted Subsidiary, except to the Borrower or any other Wholly-owned Restricted Subsidiary or except as directors' qualifying shares if required by applicable law;

                  (b) permit any Restricted Subsidiary directly or indirectly to sell, assign, pledge or otherwise dispose of any Debt of, or claim against, or any shares of stock or similar interests or other securities of (or warrants, rights or options to acquire stock or similar interests or other securities of), any other Restricted Subsidiary, except to the Borrower or any other Wholly-owned Restricted Subsidiary or as directors' qualifying shares if required by applicable law;

                  (c) permit any Restricted Subsidiary to have outstanding any shares of Preferred Stock other than shares of Preferred Stock which are owned by the Borrower or a Wholly-owned Restricted Subsidiary;

                  (d) permit any Restricted Subsidiary directly or indirectly to issue or sell any shares of its stock or similar interests or other securities (or warrants, rights or options to acquire stock or similar interests or other securities) except to the Borrower or any other Wholly-owned Restricted Subsidiary or as directors' qualifying shares if required by applicable law; or

                  (e) enter into, and will not permit any Restricted Subsidiary to enter into, or otherwise be subject to, any agreement, including any charter or by-law provision, which would limit the amount of, or otherwise impose any restriction on the payment of, dividends by any Restricted Subsidiary to the Borrower or to any other Restricted Subsidiary;

PROVIDED, HOWEVER, that all Debt and stock or similar interests and other securities of any Restricted Subsidiary owned by the Borrower and its other Restricted Subsidiaries may be simultaneously sold as an entirety for a cash consideration at least equal to the fair value thereof (as determined in good faith by the Board of Directors) at the time of such sale, if (i) such Restricted Subsidiary being sold does not at the time own any Debt or stock or similar interests or other securities of (or warrants, rights or options to acquire stock or similar interests or securities of) any other Restricted Subsidiary which is not being simultaneously sold as an entirety as permitted by this section or any Debt of the Borrower, (ii) the assets of such Restricted Subsidiary represented by the equity interests to be so transferred are such that the sale of such assets would be permitted by section 5.08 (in which case such transaction shall be considered and deemed a disposition of assets for the purposes of section 5.08), and (iii) immediately after the consummation of such transaction, no Default or Event of Default shall have occurred and be continuing.

         SECTION 5.08. CONSOLIDATION, MERGER, SALE OF ASSETS, ETC. (a) The Borrower will not, and will not permit any Restricted Subsidiary to, consolidate with or merge into any other Person, or permit any other Person to consolidate with or merge into it, or sell, lease, transfer or otherwise dispose of any part of its assets to any Person except in the ordinary course of its business (as such business is conducted in compliance with section 5.05 hereof), except that if no Default or Event of Default shall have occurred and be continuing or shall result therefrom:

                  (i) any Restricted Subsidiary may merge or consolidate with
         (x) any other Restricted Subsidiary and, (y) if the Restricted Subsidiary is the continuing or surviving corporation, any other corporation;

                  (ii) the Borrower may sell, lease, transfer or otherwise dispose of its assets to any Wholly- owned Restricted Subsidiary; and any Restricted Subsidiary may sell, lease, transfer or otherwise dispose of its assets to the Borrower or any other Restricted Subsidiary, and may thereafter liquidate and dissolve;

                  (iii) the Borrower and any Restricted Subsidiary may sell, lease, transfer or otherwise dispose of assets in the ordinary course of its business; and

                  (iv) the Borrower and any Restricted Subsidiary may sell, lease, transfer or otherwise dispose (any such sale, lease, transfer or other disposition, an "EXCESS DISPOSITION") of any of its assets, other than any sale, lease, transfer or other disposition permitted by subsections (a)(ii) and (iii) of this section, whether in a single transaction or a series of related transactions, for a consideration equal to the greater of the book value or fair market value of such assets (as determined in good faith by the Board of Directors) at the time of such Excess Disposition, if the aggregate amount of Consolidated Funds from Operations attributable to such assets and to all assets the subject of any Excess Disposition during the twelve-consecutive-month period immediately preceding such Excess Disposition, shall not exceed 15% of Consolidated Funds from Operations determined as of the end of the fiscal quarter immediately preceding such Excess Disposition, PROVIDED, HOWEVER, there shall be excluded from any Excess Disposition any sale, lease, transfer or other disposition of assets the proceeds of which are (i) applied on or before the first anniversary of such Excess Disposition to purchase other property or assets which in the judgment of the Board of Directors of the Borrower is used or useful in carrying on the business of the Borrower and its Restricted Subsidiaries as permitted by section
         5.05 and has, in the judgment of such Board, a fair market value at least equal to the proceeds received from such sale, lease, transfer or other disposition or (ii) applied, on a PRO RATA basis, to permanently reduce the Commitments hereunder and reduce the outstanding principal amount of any other Funded Debt of the Borrower which is not subordinate to Debt which may be outstanding hereunder, or to the extent not so applied on a PRO RATA basis, applied to permanently reduce the Commitments hereunder.

         (b) Nothing contained in this section shall permit the disposition of assets consisting of stock, Debt or other similar interests in or other securities of (or warrants, rights or options to acquire stock or other securities of) any Restricted Subsidiary unless such disposition is also made in compliance with section 5.07.

         SECTION 5.09. SALE-LEASEBACK TRANSACTIONS. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, enter into any Sale-Leaseback Transaction, except that if at the time of and immediately after giving effect to such Sale-Leaseback Transaction no Default or Event of Default shall have occurred and be continuing, the Borrower and its Restricted Subsidiaries may enter into Sale-Leaseback Transactions if, (a) immediately after giving effect to the incurrence of the Attributable Debt in respect of any such Sale-Leaseback Transaction and the substantially concurrent incurrence or retirement of other Debt of the Borrower or any Restricted Subsidiary, the aggregate principal amount outstanding of all Priority Debt does not exceed the lesser of $5,000,000 and 15% of Total Capitalization or (b) the net proceeds from the sale of the assets sold in connection with such Sale-Leaseback Transaction are at least equal to the fair market value of such assets (as determined in good faith by the Chief Financial Officer and any other executive officer of the Borrower) and either (i) within one year of such Sale-Leaseback Transaction, shall be applied or committed (pursuant to a binding commitment in writing) to the purchase, acquisition or construction of property which is to be used in the business of the Borrower and its Restricted Subsidiaries as permitted to be conducted pursuant to section 5.05 or (ii) applied, on a PRO RATA basis, to permanently reduce the Commitments hereunder and reduce the outstanding principal amount of any other Funded Debt of the Borrower which is not subordinate to Debt which may be outstanding hereunder, or to the extent not so applied on a PRO RATA basis, applied to permanently reduce the Commitments hereunder.

         SECTION 5.10. MAINTENANCE OF CONSOLIDATED TANGIBLE NET WORTH. The Borrower will not permit Consolidated Tangible Net Worth at any time to be less than $35,000,000, EXCEPT that effective as of the end of the Borrower's fiscal quarter ended December 31, 1994, and as of the end of each fiscal quarter thereafter, the foregoing amount (as it may from time to time be increased as herein provided), shall be increased by 50% of Consolidated Net Income for the fiscal quarter ended on such date, if any (there being no reduction in the case of any such Consolidated Net Income which reflects a deficit). For purposes of this Section only, Consolidated

Net Income shall be determined without giving effect to clause (iii) of the definition of the term Consolidated Net Income.

         SECTION 5.11. CURRENT DEBT. The Borrower shall be permitted to incur Current Debt, PROVIDED that the Borrower will have no Current Debt outstanding on any day unless during the twelve-consecutive-month period preceding such day, the aggregate principal amount of the Borrower's Current Debt outstanding shall have been $5,000,000 or less on each day during a period of at least forty-five consecutive days. For purposes of this section only, the unpaid principal amount of the Notes shall be considered Current Debt, and the Borrower's Senior Notes due 1995, originally issued pursuant to the Note Purchase Agreements, dated as of December 15, 1990, shall not be considered Current Debt at any time during the one-year period prior to their scheduled maturity date of December 15, 1995.

         SECTION 5.12. LIENS. The Borrower will not, and will not permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any character of the Borrower or any Restricted Subsidiary (whether held on the date hereof or hereafter acquired) or any interest therein or any income or profits therefrom, and except for the following:

                  (a) Liens for taxes, assessments or governmental charges or levies either not yet due or the payment of which is not at the time required by section 5.03(b);

                  (b) Liens of landlords, carriers, warehousemen, mechanics, materialmen and other similar Persons incurred in the ordinary course of business for sums either not yet due or the payment of which is not at the time required by section 5.03(b);

                  (c) Liens (other than any Lien created or imposed under ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive in any case of obligations incurred in connection with the borrowing of money or the obtaining of advances of credit);

                  (d) any attachment or judgment Lien arising in connection with court proceedings, PROVIDED that (i) the execution or other enforcement of such Lien is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings diligently conducted, and (ii) such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefore and neither the Borrower's nor any such Restricted Subsidiary's title to or right to use any of its property is impaired in any material respect by reason of such contest;

                  (e) easements, licenses, rights-of-way and other rights and privileges in the nature of easements and similar Liens incidental to the ownership of property and not incurred in connection with the borrowing of money or the obtaining of advances or credit, and which do not, individually or in the aggregate, interfere with the ordinary conduct of the business of the Borrower or any Restricted Subsidiary or materially detract from the value of the properties subject to any such Liens;

                  (f) Liens existing on the date of this Agreement and securing Debt of the Borrower or a Restricted Subsidiary, as identified on
         Schedule III hereto; PROVIDED, HOWEVER, that no such Lien shall be extended to any other property or asset of the Borrower or any Restricted Subsidiary; and

                  (g) any Lien (including a Capital Lease) created solely to secure the deferred purchase price of property or the cost of construction on or improvements of property acquired, constructed or improved by the Borrower or any Restricted Subsidiary after the date hereof, or any Lien (including a Capital Lease) created to secure Debt incurred solely for the purpose of financing the acquisition, construction or improvement, as the case may be, of such property (if such Debt is incurred at the time of or within 120 days after such acquisition or the completion of such construction or improvement), PROVIDED that

                           (i) no such Lien shall at any time extend to or cover
                  any property of the Borrower or any Restricted Subsidiary other than the acquired assets on which it was originally imposed and improvements thereto and proceeds thereof, and

                           (ii) the principal amount of all Debt secured by all
                  such Liens on any such assets shall not at the time of acquisition of such assets exceed an amount equal to the lesser of (A) the cost to the Borrower or such Restricted Subsidiary (including the principal amount of any pre-existing Debt secured by such Liens, whether or not the Borrower or such Restricted Subsidiary has any personal liability with respect thereto) of such assets and (B) the fair market value of such asset (as determined in good faith by the chief financial officer of the Borrower or Restricted Subsidiary) at the time of acquisition thereof;

                  (h) any Lien existing on any asset (i) of any Person at the time such Person becomes a Restricted Subsidiary, (ii) of any Person existing at the time such Person is merged or consolidated with or into the Borrower or a Restricted Subsidiary, or (iii) prior to the acquisition thereof by the Borrower or any Restricted Subsidiary, PROVIDED that, in any such case, (A) such Lien (1) was not created in contemplation of such event and (2) is not extended to other property, and (B) the amount of Debt secured by any such Lien does not exceed the lesser of (x) the cost to the Borrower or Restricted Subsidiary (including the principal amount of any pre-existing Debt secured by such Lien, whether or not the Borrower or such Restricted Subsidiary has any personal liability with respect thereto) of such asset and (y) the fair market value of such asset (as determined in good faith by the chief financial officer of the Borrower or Restricted Subsidiary) at the time of acquisition thereof;

                  (i) Liens extending, renewing or replacing any Lien permitted by clause (f), (g) or (h) of this section, PROVIDED that such Liens are not extended to other property; and

                  (j) Liens in addition to those permitted by the foregoing clauses (a) through (i) of this section incurred after the date hereof if, immediately after giving effect to the incurrence of such additional Lien, Priority Debt does not exceed the lesser of $5,000,000 and 15% of Total Capitalization.

         SECTION 5.13. CURRENT RATIO. The Borrower will maintain at all times
(i) from January 1 through June 30 of each year a ratio of Consolidated Current Assets to Consolidated Current Liabilities of at least 1.00 to 1.00, and (ii) from July 1 through December 31 of each year a ratio of Consolidated Current Assets to Consolidated Current Liabilities of at least 1.50 to 1.00.

         SECTION 5.14. RATIO OF CONSOLIDATED LIABILITIES TO CONSOLIDATED TANGIBLE NET WORTH. The Borrower will not permit the ratio of Consolidated Liabilities (exclusive of liabilities for accrued post-retirement health benefit expenses) to Consolidated Tangible Net Worth to be greater than 3.00 to 1.00 at any time.

         SECTION 5.15. INTEREST COVERAGE RATIO. The Borrower will maintain an Interest Coverage Ratio greater than 3.00 to 1.00.

         SECTION 5.16. CERTAIN SUBSIDIARIES TO GUARANTEE ADVANCES. In the event any Restricted Subsidiary of the Borrower has at any time assets with a net book value, or fair market value, whichever is greater, in excess of $5,000,000, the Borrower will, within 30 days following request therefor from the Agent or any Bank, cause such Restricted Subsidiary to deliver to the Agent, in sufficient quantities for the Banks, (i) a guaranty, satisfactory in form and substance to the Agent and the Majority Banks, duly executed by such Subsidiary, substantially in the form attached hereto as Exhibit E, pursuant to which such Restricted Subsidiary unconditionally and absolutely guarantees payment of all Advances made hereunder, and (ii) resolutions of the Board of Directors of such Restricted Subsidiary, certified by the Secretary or an Assistant Secretary of such Restricted Subsidiary as duly adopted and in full force and effect, authorizing the execution and delivery of such guaranty. In the event that any Restricted Subsidiary at any time has assets which meet or exceed the foregoing value requirement, the Borrower will promptly, and in any event within 30 days following the occurrence of such event, notify the Agent in writing of such event, identifying the Restricted Subsidiary in question and referring specifically to the rights of the Agent and the Banks under this section.

         SECTION 5.17. INVESTMENTS, ACQUISITIONS, ETC. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, at any time after the Restatement Effective Date, (i) make any loan or advance to any Person (other than loans to officers, directors and employees or prospective employees in the ordinary course of business in an aggregate amount for the Borrower and its Restricted Subsidiaries not in excess of $500,000 at any one time outstanding),
(ii) purchase or otherwise acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person, or acquire from any Person any division, plant or other business unit, or (iii) be or become a general partner (or the equivalent) in any Person, other than:

                  (a)      investments in Cash Equivalents;

                  (b) if no Default or Event of Default has occurred and is continuing or would result therefrom, (i) purchases or other acquisitions of stock, obligations or securities of, any other Person which, as a result thereof, becomes a Wholly-owned Subsidiary, and (ii) acquisitions from any other Person of any division, plant or other business unit, in each case specified in the foregoing clauses (i) and
         (ii) in a negotiated transaction not involving a line of business or business activities not permitted by section 5.05;

                  (c) loans, advances and other investments in the Borrower's existing Wholly-owned Restricted Subsidiaries, and loans, advances and other investments in Persons which become Wholly-owned Restricted Subsidiaries in transactions referred to in the foregoing clause (b) or in transactions referred to in clause (ii) of section 5.08(a);

                  (d) loans, advances and other investments by Restricted Subsidiaries in the Borrower;

                  (e) loans, advances and investments in Unrestricted Subsidiaries in an aggregate amount which, after giving effect thereto, are not in excess of 10% of the Borrower's Consolidated Tangible Net Worth; and

                  (f) other loans, advances and investments made after the Restatement Effective Date, not otherwise permitted by the foregoing clauses of this section, in an aggregate amount not in excess of $1,000,000.


                                   ARTICLE VI

                                EVENTS OF DEFAULT

         SECTION 6.01. EVENTS OF DEFAULT. If any of the following events ("EVENTS OF DEFAULT") shall occur and be continuing:

                  (a) default shall be made in the due and punctual payment of all or any part of the principal of any Note when and as the same shall become due and payable, whether on a date fixed for a prepayment, at stated maturity, by acceleration or declaration, or otherwise; or

                  (b) default shall be made in the payment of any interest on any Note when and as such interest shall become due and payable, and such default shall have continued for a period of five days; or

                  (c) default shall be made in the payment of any commitment fee or other amount not specified in clause (a) or (b) above payable by the Borrower hereunder as and when such fee or other amount shall become due and payable, and such default shall continue for a period of five days; or

                  (d) default shall be made in the performance or observance of any other covenant, agreement or condition contained in this Agreement and such default shall have continued for a period of 30 days after any officer of the Borrower shall become aware of the default or of the conditions or events giving rise to such default; or

                  (e) default shall be made in the payment of any part of the principal or the premium (if any) or the interest on, or any other payment of, money due under any Debt of the Borrower or any Restricted Subsidiary (other than the Notes) aggregating more than $10,000,000, beyond any period of grace provided with respect thereto, or default shall be made in the performance or observance of any other covenant, agreement or condition contained in any indenture, credit agreement or loan agreement or other agreement or instrument under which Debt of the Borrower or any Restricted Subsidiary is evidenced, for a period of time sufficient to permit the holder or holders of any such Debt (or trustee or agent on its or their behalf) to accelerate the maturity thereof or to enforce any lien provided for by any such indenture, agreement or instrument, as the case may be; or

                  (f) the Borrower or any Restricted Subsidiary shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) be generally unable or admit in writing its inability to pay its debts as such debts become due, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (v) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the enforcement of creditors' rights generally, (vi) acquiesce in writing to, or fail to controvert in a timely or appropriate manner, any petition filed against it in an involuntary case under such Bankruptcy Code, (vii) take any action under the laws of any jurisdiction analogous to any of the foregoing, or (viii) take any corporate action in furtherance of any of the foregoing; or

                  (g) a proceeding or case shall be commenced, without the application or consent of the Borrower or any Restricted Subsidiary, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets, or (iii) similar relief in respect of it under any law providing for the relief of debtors, and such proceeding or case described in clause (i), (ii), or (iii) shall continue undismissed, or unstayed and in effect, for a period of 60 days; or

                  (h) final judgment or judgments for the payment of money in excess of $1,000,000 (net of insurance coverage as to which the carrier shall have acknowledged responsibility) for any one or in the aggregate shall be rendered by a court of competent jurisdiction against the Borrower or any Restricted Subsidiary and the Borrower or such Restricted Subsidiary, as the case may be, shall not discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereof within 60 days from the date of entry thereof and within said period of 60 days, or such longer period during which execution or such judgment shall have been stayed, or appeal therefrom and cause the execution thereof to be stayed during such appeal; or

                  (i) any representation or warranty made by the Borrower in this Agreement or in any certificate or other instrument delivered hereunder or pursuant thereto or in connection with any provision thereof shall prove to have been false or incorrect or breached in any material respect on the date as of which made; or

                  (j) (i) any Company Group Member shall fail to pay when due any amount which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; (ii) any Company Group

         Member shall withdraw from a Multiple Employer Plan during a plan year in which it is a substantial employer (as such term is defined in section 4001(a)(2) of ERISA), or shall incur any liability under section 4064 or 4062(a)of ERISA; (iii) notice of intent to terminate a Plan or Plans shall be filed under Title IV of ERISA by an Company Group Member, any plan administrator or any combination of the foregoing; (iv) the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any Plan or Plans; (v) any Company Group Member shall incur any withdrawal liability with respect to any Multiemployer Plan; (vi) any Plan other than a Multiemployer Plan shall have an Unfunded Current Liability; or (vii) any Company Group Member shall engage in any "prohibited transaction" (as defined in section 406 of ERISA or section 4975 of the Code) or any breach of any fiduciary responsibility
         (under Part 4 of Title I of ERISA) which may subject such Company Group Member to any liability for a civil penalty or a tax pursuant to section 409 or 502(i) or (1) of ERISA, or section 4975 of the Code, respectively; and there shall result from any such event or events described in clauses (i) through (vii) above a reasonable risk of incurring a material liability on the part of any Company Group Member; or

                  (k)      any Change in Control shall have occurred;

then, and in any such event, the Agent (i) shall at the request, or may with the consent, of the holders of at least 50% in principal amount of the Notes then outstanding or, if no Notes are then outstanding, Banks having at least 50% of the Commitments, by notice to the Borrower, declare the obligation of each Bank to make Advances to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the holders of at least 50% in principal amount of the Notes then outstanding or, if no Notes are then outstanding, Banks having at least 50% of the Commitments, by notice to the Borrower, declare the Notes, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; PROVIDED, HOWEVER, that in the event of an actual or deemed entry of an order for relief with respect to the Borrower or any of its Restricted Subsidiaries under the Federal Bankruptcy Code, (A) the obligation of each Bank to make Advances shall automatically be terminated and (B) the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.


                                   ARTICLE VII

                                    THE AGENT

         SECTION 7.01. AUTHORIZATION AND ACTION. Each Bank hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement or collection of the Notes), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of holders of at least 75% in principal amount of the Notes then outstanding (or if no Notes are at the time outstanding, upon the instructions of Banks having at least 75% of the Commitments), and such instructions shall be binding upon all Banks and all holders of Notes; PROVIDED, HOWEVER, that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or applicable law. The Agent agrees to give to each Bank prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement.

         SECTION 7.02. AGENT'S RELIANCE, ETC. Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Agent: (i) may treat the payee of any Note as the holder thereof until the Agent receives written notice of the assignment or transfer thereof signed by such payee and including the agreement of the assignee or transferee to be bound hereby as it would have been if it had been an original Bank party hereto, in form satisfactory to the Agent; (ii) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Bank and shall not be responsible to any Bank for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Borrower or to inspect the property (including the books and records) of the Borrower; (v) shall not be responsible to any Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and (vi) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

         SECTION 7.03. SOCIETY AND AFFILIATES. With respect to its Commitment, the Advances made by it and the Note issued to it, Society shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not the Agent; and the term "BANK" or "BANKS" shall, unless otherwise expressly indicated, include Society in its individual capacity. Society and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower, any of its subsidiaries and any Person who may do business with or own securities of the Borrower or any such subsidiary, all as if Society were not the Agent and without any duty to account therefor to the Banks.

         SECTION 7.04. BANK CREDIT DECISION. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank and based on the financial statements referred to in section 4.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

         SECTION 7.05. INDEMNIFICATION. The Banks agree to indemnify the Agent (to the extent not reimbursed by the Borrower), ratably according to the respective principal amounts of the Notes then held by each of them (or if no Notes are at the time outstanding or if any Notes are held by Persons which are not Banks, ratably according to the respective amounts of their Commitments), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or any action taken or omitted by the Agent under this Agreement, PROVIDED that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank agrees to reimburse the Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that the Agent is not reimbursed for such expenses by the Borrower.

         SECTION 7.06. SUCCESSOR AGENT. The Agent may resign at any time by giving written notice thereof to the Banks and the Borrower and may be removed at any time with or without cause by the Majority Banks. Upon any such resignation or removal, the Majority Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Majority Banks, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Majority Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.


                                  ARTICLE VIII

                                  MISCELLANEOUS

         SECTION 8.01. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement or the Notes, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; PROVIDED, HOWEVER, that no amendment, waiver or consent shall, unless in writing and signed by all the Banks, do any of the following: (a) waive any of the conditions specified in Article III, (b) increase the Commitments of the Banks or subject the Banks to any additional obligations, (c) reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder (including, without limitation, any such reduction effected by means of any amendment to the definition of the term Applicable Increment or any of the other terms defined herein), (d) postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, (e) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action hereunder or (f) amend this section 8.01; and PROVIDED, FURTHER, that no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Banks required above to take such action, affect the rights or duties of the Agent under this Agreement or any Note.

         SECTION 8.02. NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered, if to the Borrower, at its address at 3008 Monticello Boulevard, Cleveland Heights, Ohio 44118, Attention: Chairman of the Board or President; if to any Bank, at its Domestic Lending Office specified opposite its name on Schedule I hereto; and if to the Agent, at its address at 127 Public Square, Cleveland, Ohio 44114-1306, Attention: Commercial Banking Department-Large Corporate Group, as to the Borrower or the Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Agent. All such notices and communications shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively, except that notices and communications to the Agent pursuant to Article II or VII shall not be effective until received by the Agent.

         SECTION 8.03. NO WAIVER; REMEDIES. No failure on the part of any Bank or the Agent to exercise, and no delay in exercising, any right under this Agreement or any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 8.04. COSTS, EXPENSES AND TAXES. (a) The Borrower agrees to pay on demand all costs and expenses in connection with the preparation, execution, delivery, administration, modification and amendment of this Agreement and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities under this Agreement. The Borrower further agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses), of the Banks and the Agent in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement and the other documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this section 8.04(a). In addition, the Borrower shall pay any and all stamp and other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement and the Notes and the other documents to be delivered hereunder, and agrees to save the Agent and each Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

         (b) If any payment of principal of, or Conversion of, any Eurodollar Rate Advance is made other than on the last day of an Interest Period relating to such Advance, as a result of a payment or Conversion pursuant to section 2.10 or 2.08(d) or acceleration of the maturity of the Notes pursuant to section 6.01 or for any other reason, the Borrower shall, upon demand by any Bank (with a copy of such demand to the Agent), pay to the Agent for the account of such Bank any amounts required to compensate such Bank for any additional losses, costs or expenses which it may reasonably incur as a result of such payment or Conversion, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund or maintain such Advance.

       SECTION 8.05. RIGHT OF SET-OFF. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by section 6.01 to authorize the Agent to declare the Notes due and payable pursuant to the provisions of section 6.01, each Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement or the Notes, whether or not such Bank shall have made any demand under this Agreement or such Note and although such obligations may be unmatured. Each Bank agrees promptly to notify the Borrower after any such set-off and application made by such Bank, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Bank may have.

         SECTION 8.06. BINDING EFFECT. This Agreement shall become effective when (i) it shall have been executed by the Borrower and the Agent, (ii) the conditions specified in section 3.01 shall have been satisfied, and (iii) the Agent shall have been notified by each Bank that such Bank has executed this Agreement, and thereafter this Agreement shall be binding upon and inure to the benefit of the Borrower, the Agent and each Bank and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Banks.

         SECTION 8.07. ASSIGNMENTS AND PARTICIPATIONS. (a) Each Bank may assign to one or more Banks or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the Advances owing to it); PROVIDED, HOWEVER, that
(A) each such assignment shall be of a uniform, and not a varying, percentage of all rights and obligations under and in respect of all of such Bank's Commitment, (B) except in the case of an assignment to a Bank, the amount of the Commitment of the assigning Bank being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000 and shall (unless such amount constitutes the entire remaining amount of the assigning Bank's Commitment) be an integral multiple of $1,000,000, (C) each such assignment shall be to an Eligible Assignee, and (D) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording, an Assignment and Acceptance (the "ASSIGNMENT AND ACCEPTANCE") in substantially the form attached hereto as Exhibit D, together with a processing and recordation fee of $2,000. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Bank hereunder and (y) the Bank assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Bank's rights and obligations under this Agreement, such Bank shall cease to be a party hereto).

         (b) By executing and delivering an Assignment and Acceptance, the Bank assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance by the Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in section 4.01(d) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, such assigning Bank or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement as are delegated to the Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Bank.

         (c) The Agent shall maintain at its address referred to in section 8.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Banks and the Commitment of, and principal amount of the Advances owing to, each Bank from time to time (the "REGISTER"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Banks may treat each person whose name is recorded in the Register as a Bank hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Bank at any reasonable time and from time to time upon reasonable prior notice.

         (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Bank and an assignee representing that it is an Eligible Assignee, the Agent shall, if such Assignment and Acceptance has been completed and is in form acceptable to the Agent, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower.

         (e) Each Bank may sell participations to one or more Banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the Advances owing to it); PROVIDED, HOWEVER, that (i) such Bank's obligations under this Agreement (including, without limitation, its Commitment to the Borrower hereunder) shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations,
(iii) the Borrower, the Agent and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement, and (iv) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of this Agreement, or any consent to any departure by Borrower therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Advances or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, postpone any date fixed for any payment of principal of, or interest on, the Advances or any fees or other amounts payable hereunder, in each case to the extent subject to such participation.

         (f) Any Bank may, in connection with any assignment or participation or proposed assignment or participation pursuant to this section, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower furnished to such Bank by or on behalf of the Borrower; PROVIDED,

HOWEVER, that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any confidential information received by it from such Bank.

         SECTION 8.08. GOVERNING LAW. This Agreement and the Notes shall be governed by, and construed in accordance with, the laws of the State of Ohio.

         SECTION 8.09. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         SECTION 8.10. INDEMNIFICATION. The Borrower hereby indemnifies and holds the Agent and each Bank harmless from and against any and all claims, damages, losses, liabilities, costs or expenses which the Agent or such Bank may incur or which may be claimed against the Agent or such Bank by any person or entity:

                  (a) by reason of any proposed or actual use of the proceeds of any Borrowing;

                  (b) by reason of or in connection with the execution, delivery or performance of this Agreement or any transaction contemplated hereby; PROVIDED, HOWEVER, that the Borrower shall not be required to indemnify the Agent or such Bank pursuant to this section 8.10(b) for any claims, damages, losses, liabilities, costs or expenses to the extent caused by the Agent's or such Bank's wilful misconduct or gross negligence; or

                  (c) by reason of or in connection with any liability or alleged liability which arises under any Environmental Law and which occurs upon or from any real property owned, operated, or leased by the Borrower or any Subsidiary either as of the date of this Agreement or at any time thereafter, or any fixture or personal property used in connection therewith, and the Borrower's rights to leases, rents and profits with respect thereto, or by the reason of any governmental response costs pursuant to any Environmental Law.

         Nothing in this section is intended to limit the Borrower's obligations contained in Article II. Without prejudice to the survival of any other obligation of the Borrower hereunder, the indemnities and obligations of the Borrower contained in this section shall survive the payment in full of amounts payable pursuant to Article II.

         SECTION 8.11. NO MARGIN STOCK COLLATERAL. Each of the Banks represents to the Agent and each of the other Banks that it in good faith is not, directly or indirectly (by negative pledge or otherwise) relying upon any margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System) as collateral in the extension or maintenance of the credit provided for in this Agreement.

         SECTION 8.12. JURY TRIAL WAIVER. THE BORROWER AND THE AGENT AND EACH LENDER EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN THE AGENT OR ANY LENDER AND THE BORROWER ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.



               [The balance of this page is intentionally blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                       MEDUSA CORPORATION


                                       BY: /s/ R. Breck Denny
                                           ------------------------------
                                           TITLE: VICE PRESIDENT-FINANCE



                                       SOCIETY NATIONAL BANK, AS AGENT


                                       BY: /s/ Thomas J. Purcell
                                           -------------------------------
                                           TITLE: ASST. VICE PRESIDENT






                    [Signatures continued on following page.]

                                           BANKS

COMMITMENT
$17,500,000                             SOCIETY NATIONAL BANK
(39%)


                                        By: /s/ Thomas J. Purcell
                                            ----------------------------------
                                            Title: Asst. Vice President



$10,000,000                             NBD BANK
(22%)


                                        By: /s/ Illegible
                                            ----------------------------------
                                            Title: Vice President



$10,000,000                             NATIONAL CITY BANK
(22%)

                                        By: /s/ Illegible
                                            ----------------------------------
                                            Title: Vice President



$7,500,000                              PNC BANK, NATIONAL ASSOCIATION
(17%)

                                        By: /s/ Illegible
                                            ----------------------------------
                                            Title: Asst. Vice President



Total of Commitments:

$45,000,000
(100%)



                                                    SCHEDULE I

                                                MEDUSA CORPORATION

                                            REVOLVING CREDIT AGREEMENT

-------------------------------------------------------------------------------------------------------------------------------
                                                  DOMESTIC LENDING                       EURODOLLAR LENDING
             NAME OF BANK                           OFFICE                                  OFFICE
--------------------------------------------------------------------------------------------------------------------------------
Society National Bank                   Society Center                          Same as Domestic Lending Office
                                        Mailcode OH-01-27-0606
                                        127 Public Square
                                        Cleveland, Ohio  44114-1306
                                        Attention: Large Corporate Group
                                                   Thomas J. Purcell
                                                   Assistant Vice President
                                        Telephone: (216) 689-4439
                                        Facsimile:  (216) 689-4981

                                        CONTACT FOR BORROWINGS, PAYMENTS, ETC.:

                                        Cathy Sledge

                                        Telephone: (216) 689-4450
                                        Facsimile: (216) 689-4981

                                        ABA # 041001039
--------------------------------------------------------------------------------------------------------------------------------
NBD Bank                                NBD Bank                                Same as Domestic Lending Office
                                        611 Woodward Avenue
                                        Detroit, Michigan 48226


                                        CONTACTS/NOTIFICATION METHODS:

                                        NBD Bank
                                        611 Woodward Avenue
                                        Detroit, Michigan 48226
                                             Andrew W. Strait
                                             Vice President
                                             Midwest Banking Division

                                        Telephone: (313) 225-3300
                                        Telecopy:  (313) 225-1671



                                        CONTACT FOR BORROWINGS, PAYMENTS, ETC.:

                                        Patti Deuweke
                                        Telephone: (313) 225-1274
                                        Telecopy:  (313) 225-1671

                                        ABA # 0720 003 26

--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                              DOMESTIC LENDING                       EURODOLLAR LENDING
             NAME OF BANK                          OFFICE                                  OFFICE
--------------------------------------------------------------------------------------------------------------------------------
National City Bank                      National City Bank                      Same as Domestic Lending Office
                                        1900 East Ninth Street
                                        Cleveland, Ohio 44114

                                        PRIMARY CONTACT:

                                        National City Bank
                                        1900 East Ninth Street
                                        Cleveland, Ohio 44114
                                        Attention:
                                          Christopher M. Karr
                                          Vice President
                                        Metro Ohio Division

                                        Telephone: (216) 575-2000
                                        Telecopy:  (216) 575-9396
                                        Telex:     980394

                                        FOR WIRING:

                                        National City Center
                                        1900 East Ninth Street
                                        Cleveland, Ohio 44114
                                        Attention: Revette Flanigan
                                          Commercial Loan Operations

                                        Telephone: (216) 575-3276
                                        Telecopy:  (216) 575-3207

                                        ABA # 041000124
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                   DOMESTIC LENDING                       EURODOLLAR LENDING
             NAME OF BANK                               OFFICE                                  OFFICE
--------------------------------------------------------------------------------------------------------------------------------
PNC Bank, National Association          PNC Bank, National Association          Same as Domestic Lending Office
                                        One PNC Plaza
                                        Fifth and Wood Streets
                                        Pittsburgh, Pennsylvania 15265

                                        CONTACTS/NOTIFICATION METHODS:


                                        PNC Bank, National Association
                                        Suite 1250
                                        1375 East Ninth Street
                                        Cleveland, Ohio 44114-3103

                                        Joseph G. Moran
                                        Vice President
                                        Telephone: (216) 348-8560
                                        Facsimile: (216) 348-8594

                                        Chris Helmeci
                                        Relationship Manager
                                        Telephone: (216) 348-8580
                                        Facsimile: (216) 348-8594

                                        CONTACT FOR BORROWINGS, PAYMENTS, ETC.:


                                        PNC Bank, National Association
                                        Suite 1250
                                        1375 East Ninth Street
                                        Cleveland, Ohio 44114-3103

                                        Attention: Denise T. Gottlieb
                                        Telephone: (216) 348-8552
                                        Facsimile: (216) 348-8594

                                        ABA # 043000096

--------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE II


                            CERTAIN ERISA DISCLOSURES



--------------------------------------------------------------------------------------------------------------------------------
PLAN                   Incurrence Date       Explanation                     Liability           Source of Funds        Status
--------------------------------------------------------------------------------------------------------------------------------
Central States,        December 10,          Multiemployer                   $355,000            $200,000 paid by       Paid in
Southeast and          1982                  withdrawal liability                                Travelers              Full
Southwest Areas                              incurred by reason of the                           Insurance;
Pension Fund,                                sale of substantially all of                        balance from the
Chicago, Illinois                            the assets of New Hudson                            Company
                                             and Walker Sand and
                                             Gravel operations by
                                             Medusa Aggregates
                                             Company to Milford Sand
                                             and Gravel Company
--------------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE III


                                OUTSTANDING DEBT


         1.       Short term Debt outstanding under lines of credit.

         2. $3,800,000 Capitalized Lease Obligation, covering the Toledo Silo, with a final maturity of 12/06, issued to the Toledo-Lucas County, port Authority, supported by a Letter of Credit issued by PNC Bank, National Association.*

         3.       $57,500,000 Convertible Subordinated Notes.

         4. $365,000 Mortgage Notes payable at 6.16%, maturing October 31, 2004, payable in 9 equal annual payments.*










----------------
  * Secured Debt

                                    EXHIBIT A


                                 PROMISSORY NOTE



U.S. $                                                  Dated:             , 19
      --------------------                                   -----------



         FOR VALUE RECEIVED, the undersigned, MEDUSA CORPORATION, an Ohio corporation (the "BORROWER"), HEREBY PROMISES TO PAY to the order of (the "BANK") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) the principal sum of U.S. ___________________________ DOLLARS AND NO CENTS ($____________), on the
Termination Date (as defined in the Credit Agreement), or, if less, the aggregate principal amount of the Advances (as defined below) made by the Bank to the Borrower pursuant to the Credit Agreement outstanding on the Termination Date.

         The Borrower promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

         Both principal and interest are payable in lawful money of the United States of America to Society National Bank, as Agent, for the benefit of the Bank, at 127 Public Square, Cleveland, Ohio 44114-1306, in same day funds. Each Advance made by the Bank to the Borrower pursuant to the Credit Agreement, and all payments made on account of the principal amount thereof, shall be recorded by the Bank and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note.

         This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Amended and Restated Revolving Credit Agreement dated as of January 27, 1993 and amended and restated as of December 15, 1995 (as so amended and restated and as hereinafter amended or otherwise modified, the "CREDIT AGREEMENT") among the Borrower, the Bank and certain other banks parties thereto, and Society National Bank, as Agent for the Bank and such other banks. The Credit Agreement, among other things, (i) provides for the making of advances (the "ADVANCES") by the Bank to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.


                                            MEDUSA CORPORATION


                                            BY:
                                               ------------------------------
                                                TITLE: VICE PRESIDENT-FINANCE

                       ADVANCES AND PAYMENTS OF PRINCIPAL




                              Amount of
                 Amount of    Principal Paid or   Unpaid Principal  Notation
NOTATION DATE    Advance      Prepaid             Balance           Made By
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



                                   EXHIBIT B

                              NOTICE OF BORROWING

                                     [Date]

Society National Bank,
         as Agent
127 Public Square
Cleveland, Ohio 44114-1306
         Attention:        Thomas J. Purcell
                           Assistant Vice President
                           Large Corporate Group
Gentlemen:

         The undersigned, Medusa Corporation, refers to the Amended and Restated Revolving Credit Agreement, dated as of January 27, 1993 and amended and restated as of December 15, 1995 (the "CREDIT AGREEMENT", the terms defined therein being used herein as therein defined), among the undersigned, certain Banks parties thereto and Society National Bank, as Agent for said Banks, and hereby gives you notice, irrevocably, pursuant to section 2.02 of the Credit Agreement that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "PROPOSED BORROWING") as required by section 2.02(a) of the Credit Agreement:

               (i) The Business Day of the Proposed Borrowing is _______, 19__.


               (ii) The Type of Advances comprising the Proposed Borrowing is [Adjusted Base Rate Advances] [Eurodollar Rate Advances].

               (iii) The aggregate amount of the Proposed Borrowing is $________________.

               *[(iv) The initial Interest Period for each Advance made as part of the Proposed Borrowing is [ months]. --



* To be included for a Proposed Borrowing comprised of Eurodollar Rate Advances.

         The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing: (A) the representations and warranties contained in section 4.01 of the Credit Agreement are correct, before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom, as though made on and as of such date; and (B) no event has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds therefrom, which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

                                            Very truly yours,

                                            MEDUSA CORPORATION



                                            By:
                                               -------------------
                                               Title:
                                                     ---------------

                                    EXHIBIT C


                          [Restatement Effective Date]


To each of the Banks parties to the Amended and Restated Revolving Credit
  Agreement dated as of January 27, 1993 and amended and restated as of December 15, 1995, among Medusa Corporation, said Banks and Society National Bank as Agent for said Banks, and to Society National Bank, as Agent

                           Re:  AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

Ladies and Gentlemen:

         This opinion is furnished to you pursuant to section 3.01(d) of the Amended and Restated Revolving Credit Agreement, dated as of January 27, 1993 and amended and restated as of December 15, 1995 (the "CREDIT AGREEMENT"), among Medusa Corporation (the "BORROWER"), the Banks parties thereto and Society National Bank, as Agent for said Banks. Terms defined in the Credit Agreement are used herein as therein defined.

         I am the General Counsel and Secretary of the Borrower and have acted as counsel for the Borrower in connection with the preparation, execution and delivery of the Credit Agreement.

         In that connection, I have examined:

                  (1)      The Credit Agreement.

                  (2) The Articles of Incorporation of the Borrower and all amendments thereto (the "CHARTER").

                  (3) The Code of Regulations of the Borrower and all amendments thereto (the "CODE OF REGULATIONS").

                  (4) A certificate of the Secretary of State of the State of Ohio, dated January 19 , 1993, attesting to the continued corporate existence and good standing of the Borrower in that State.

I have also examined the originals, or copies certified to my satisfaction, of the documents referred to in the last sentence of section 4.01(g) of the Credit Agreement (the "RESTRICTIVE AGREEMENTS"). In addition, I have examined the originals, or copies certified to my satisfaction, of such other corporate records of the Borrower, certificates of public officials and of officers of the Borrower, and agreements, instruments and other documents, as I have deemed necessary as a basis for the opinions expressed below. As to questions of fact material to such opinions, I have, when relevant facts were not independently established by me, relied upon certificates of the Borrower or its officers or of public officials. I have assumed the due execution and delivery, pursuant to due authorization, of the Credit Agreement by the Banks and the Agent.

         I am qualified to practice law in the State of Ohio and do not purport to be an expert on any laws other than the laws of the State of Ohio and the Federal laws of the United States.

         Based upon the foregoing and upon such investigation as I have deemed necessary, I am of the following opinion:

                  1. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio.

                  2. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Charter or the Code of Regulations, (ii) any law, rule or regulation applicable to the Borrower (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), or (iii) any contractual or legal restriction contained in any Restrictive Agreement or, to the best of my knowledge, contained in any other similar document.

                  3. The Credit Agreement and the Notes have been duly executed and delivered on behalf of the Borrower. The Credit Agreement and the Notes each constitute a valid and binding agreement or obligation of the Borrower enforceable against the Borrower in accordance with their terms.

                  4. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Body is required on the part of the Borrower for the valid execution and delivery of the Credit Agreement or the consummation of the transactions contemplated thereby, including the issuance and delivery of the Notes, or for the fulfillment of, or compliance by the Borrower with, the terms and provisions of the Credit Agreement and the Notes.

                  5. There are no pending or overtly threatened actions or proceedings against the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator which purport to affect the legality, validity, binding effect or enforceability of the Credit Agreement or any of the Notes or which might result in a Material Adverse Change in the Business or Condition of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

                  6. The transactions contemplated by the Credit Agreement will not result in a violation of Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

                  7. The Borrower is not an "investment company" or a Person directly or indirectly "controlled" by or "acting on behalf of" an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Borrower is not a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

         The opinions set forth above are subject to the following qualifications:

                  (a) My opinion in the last sentence of paragraph 3 above is subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally.

                  (b) My opinion in the last sentence of paragraph 3 above is subject to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law).

         The opinions expressed herein are expressed solely to you and may not be relied upon by any other persons for any reason, without the express written consent of the undersigned.

                                               Very truly yours,

                                   EXHIBIT D


                           ASSIGNMENT AND ACCEPTANCE


                              Dated________, 19__



         Reference is made to the Amended and Restated Revolving Credit Agreement, dated as of January 27, 1993 as amended and restated as of December 15, 1995 (the "CREDIT AGREEMENT"), among Medusa Corporation, an Ohio corporation (the "BORROWER"), the Banks (as defined in the Credit Agreement) and Society National Bank, as Agent for the Banks (the "AGENT"). Terms defined in the Credit Agreement are used herein with the same meaning.

         (the "ASSIGNOR") and _____________ (the "ASSIGNEE") agree as follows:

         1.________________ The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof which represents the percentage interest specified on Schedule 1 of all outstanding rights and obligations under the Credit Agreement which are specified on Schedule 1, including, without limitation, such interest in the Assignor's Commitment, the Advances owing to the Assignor, the Note held by the Assignor, as set forth in section 1 of
Schedule 1. After giving effect to such sale and assignment, the Assignee's Commitment and the amount of the Advances owing to the Assignee will be as set forth in section 2 of Schedule 1.

         2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iv) attaches the Note referred to in paragraph 1 above and requests that the Agent exchange such Note for a new Note payable to the order of the Assignee in an amount equal to the Commitment assumed by the Assignee pursuant hereto, and a new Note payable to the order of the Assignor in an amount equal to the Commitment retained by the Assignor under the Credit Agreement, respectively, as specified on Schedule 1 hereto.

         3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in section 4.01(d) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; [and] (vi) specifies as its Domestic Lending Office (and address for notices) and Eurodollar Lending Office the offices set forth beneath its name on the signature pages hereof [and (vii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement and the Note or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty].1

         4. Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, it will be delivered to the Agent for acceptance and recording by the Agent. The effective date of this Assignment and Acceptance shall be the date of acceptance thereof by the Agent, unless otherwise specified on Schedule 1 hereto (the "EFFECTIVE DATE").

         5. Upon such acceptance and recording by the Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations thereafter arising under the Credit Agreement.

         6. Upon such acceptance and recording by the Agent, from and after the Effective Date, the Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment and facility fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

         7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Ohio.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution being made on
Schedule 1 hereto.

--------
     1 If the Assignee is organized under the laws of the jurisdiction outside the United States.

                                   SCHEDULE 1
                                       TO
                            ASSIGNMENT AND ACCEPTANCE

                                   Dated _____________, 19____

SECTION 1.

         Percentage Interest:      ______________%

SECTION 2.

         Assignee's Commitment:                      $________________
         Aggregate Outstanding Principal
           Amount of Advances owing to the Assignee:          $____________
         A Note payable to the Assignee
                                    Dated:__________________ , 19_______
                                    Principal amount:___________________

         A Note payable to the order of the Assignor
                                    Dated: __________________, 19_______
                                    Principal amount:___________________
SECTION 3.

         Effective Date(1):    ______________________, 19______

[NAME OF ASSIGNOR]

By:
   ----------------------------------
   Title:

[NAME OF ASSIGNEE]

By:
   -----------------------------------
   Title:

Domestic Lending Office (and address for notices):


Eurodollar Lending Office:
[Address]

--------
1 This date should be no earlier than the date of acceptance by the Agent.

Accepted this ______day
of ___________, 19__

SOCIETY NATIONAL BANK, AS AGENT


By:
   --------------------------------------
   Title:

                                    EXHIBIT E


                                    GUARANTY




         GUARANTY, dated ________, 19___, made by ___________, a [corporation] organized and existing under the laws of (herein, together with its successors and assigns, the "GUARANTOR"), in favor of the Banks (the "BANKS", such term to include their respective successors and assigns) parties to the Credit Agreement (as defined below) and SOCIETY NATIONAL BANK, a national banking association, as agent (the "AGENT") for the Banks:

         PRELIMINARY STATEMENTS:

         (1) The Banks and the Agent have entered into an Amended and Restated Revolving Credit Agreement, originally dated as of January 27, 1993, and amended and restated as of December 15, 1995 (said Agreement, as it may hereafter be amended or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined) with Medusa Corporation, a corporation organized and existing under the laws of Ohio (herein, together with its successors and assigns, the "BORROWER"). The Guarantor may receive a portion of the proceeds of the Advances under the Credit Agreement and will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement.

         (2) It is a condition precedent to the making of Advances by the Banks under the Credit Agreement that the Guarantor shall have executed and delivered this Guaranty.

         NOW, THEREFORE, in consideration of the premises and in order to induce the Banks to make Advances under the Credit Agreement, the Guarantor hereby agrees as follows:

         SECTION 1. GUARANTY. The Guarantor hereby unconditionally guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Borrower now or hereafter existing under the Credit Agreement and the Notes, whether for principal, interest, fees, expenses or otherwise (such obligations being the "OBLIGATIONS"), and agrees to pay any and all expenses (including counsel fees and expenses) incurred by the Agent or the Banks in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, the Guarantor's liability shall extend to all amounts which constitute part of the Obligations and would be owed by the Borrower to the Agent or the Banks under the Credit Agreement and the Notes but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower.

         SECTION 2. GUARANTY ABSOLUTE. The Guarantor guarantees that the Obligations will be paid strictly in accordance with the terms of the Credit Agreement and the Notes, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or the Banks with respect thereto. The obligations of the Guarantor under this Guaranty are independent of the Obligations, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or whether the Borrower is joined in any such action or actions. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

               (a) any lack of validity or enforceability of the Credit Agreement, the Notes or any other agreement or instrument relating thereto;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the Credit Agreement or the Notes, including, without limitation, any increase in the Obligations resulting from the extension of additional credit to the Borrower or any of its Subsidiaries or otherwise;

                  (c) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations;

                  (d) any manner of application of collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any collateral for all or any of the Obligations or any other assets of the Borrower or any of its Subsidiaries;

                  (e) any change, restructuring or termination of the corporate structure or existence of the Borrower or any of its Subsidiaries; or

                  (f) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Agent or any Bank upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

         SECTION 3. WAIVER. The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty and any requirement that the Agent or any Bank protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other person or entity or any collateral.

         SECTION 4. SUBROGATION. The Guarantor will not exercise any rights which it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until all the Obligations and all other amounts payable under this Guaranty shall have been paid in full and the Commitments shall have expired or terminated. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time prior to the later of (x) the payment in full of the Obligations and all other amounts payable under this Guaranty and (y) the expiration or termination of the Commitments, such amount shall be held in trust for the benefit of the Agent and the Banks and shall forthwith be paid to the Agent to be credited and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or to be held by the Agent as collateral security for any Obligations thereafter existing. If (i) the Guarantor shall make payment to the Agent or the Banks of all or any part of the Obligations, (ii) all the Obligations and all other amounts payable under this Guaranty shall be paid in full and (iii) the Commitments shall have expired or terminated, the Agent and the Banks will, at the Guarantor's request, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations resulting from such payment by the Guarantor.

         SECTION 5. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants as follows:

                  (a) ORGANIZATION AND AUTHORITY OF THE GUARANTOR. The Guarantor is a [corporation] duly organized, validly existing and in good standing under the laws of the State of _____ and has all requisite power and authority to own or hold under lease, to carry on its business as now conducted and proposed to be conducted, to enter into this Guaranty and to perform its obligations hereunder. The Guarantor has, by all necessary [corporate] [partnership] [limited liability company] action (all action of [shareholders] [partners] [members], if any, required therefor having been duly taken), duly authorized the execution and delivery of this Guaranty and the performance of its obligations under this Guaranty.

                  (b) COMPLIANCE WITH OTHER INSTRUMENTS, ETC. Neither the execution and delivery of this Guaranty nor the consummation of the transactions contemplated hereby nor the performance of the terms and provisions thereof will result in any breach of, or constitute a default under, or result in (or require) the creation of any Lien in respect of any property of the Guarantor under, any agreement, indenture, mortgage, instrument, corporate charter (or corresponding document) or by-law to which the Guarantor is a party or by which the Guarantor or any of its properties may be bound or affected, or violate any existing law, governmental rule or regulation or any Order of any court, arbitrator or Governmental Body applicable to the Guarantor which could have a Material Adverse Effect on the Guarantor.

                  (c) GOVERNMENTAL AUTHORIZATIONS, ETC. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Body is required on the part of the Guarantor for the valid execution and delivery of this Guaranty or for compliance by the Guarantor with the terms and provisions of this Guaranty.

                  (d) LITIGATION. There are no actions, suits or proceedings pending or, to the knowledge of the Guarantor, threatened against or affecting the Guarantor in any court or before any arbitrator of any kind or before or by any Governmental Body, which question the validity of this Guaranty or any action taken or to be taken pursuant hereto.

                  (e) VALIDITY OF THIS GUARANTY, ETC. This Guaranty is a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms.

                  (f) FAMILIAR WITH BORROWER. The Guarantor is familiar with the finances and affairs of the Borrower and has, independently and without reliance upon the Agent or any Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty.

         SECTION 6. AMENDMENTS, ETC. No amendment or waiver of any provision of this Guaranty, and no consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent and the Majority Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, PROVIDED, HOWEVER, that no amendment, waiver or consent shall, unless in writing and signed by all the Banks, (a) limit the liability of the Guarantor hereunder,
(b) postpone any date fixed for payment hereunder, or (c) change the number of Banks required to take any action hereunder.

         SECTION 7. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered to it, if to the Guarantor, at its address at ______________, Attention: __________________, and if to the Agent or any Bank,
at its address specified in the Credit Agreement, or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively.

         SECTION 8. NO WAIVER; REMEDIES. No failure on the part of the Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 9. RIGHT OF SET-OFF. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by section 6.01 of the Credit Agreement to authorize the Agent to declare the Notes due and payable pursuant to the provisions of said section 6.01, each Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Guaranty, whether or not such Bank shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. Each Bank agrees promptly to notify the Guarantor after any such set-off and application made by such Bank, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Bank may have.

         SECTION 10. CONTINUING GUARANTY; ASSIGNMENTS UNDER CREDIT AGREEMENT. This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until the later of (x) the payment in full of the Obligations and all other amounts payable under this Guaranty and (y) the expiration or termination of the Commitments, (ii) be binding upon the Guarantor, its successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Agent, the Banks and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any Bank may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and any Note held by it) to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Bank herein or otherwise, subject, however, to the provisions of Article VII (concerning the Agent) of the Credit Agreement.

          SECTION 11. GOVERNING LAW. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of Ohio.

         SECTION 12. JURY TRIAL WAIVER. THE GUARANTOR, AND THE AGENT AND EACH LENDER (BY THEIR ACCEPTANCE HEREOF), EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN THE AGENT OR ANY LENDER AND THE GUARANTOR ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS GUARANTY OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.


         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.



                                             [NAME OF GUARANTOR]




                                              By:
                                                 ----------------------------
                                                 Title:

                                 PROMISSORY NOTE



U.S. $17,500,000                                  Dated:  December 15, 1995



         FOR VALUE RECEIVED, the undersigned, MEDUSA CORPORATION, an Ohio corporation (the "BORROWER"), HEREBY PROMISES TO PAY to the order of SOCIETY NATIONAL BANK (the "BANK") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) the principal sum of U.S. SEVENTEEN MILLION FIVE HUNDRED THOUSAND DOLLARS AND NO CENTS ($17,500,000.00), on the Termination Date (as defined in the Credit Agreement), or, if less, the aggregate principal amount of the Advances (as defined below) made by the Bank to the Borrower pursuant to the Credit Agreement outstanding on the Termination Date.

        The Borrower promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

        Both principal and interest are payable in lawful money of the United States of America to Society National Bank, as Agent, for the benefit of the Bank, at 127 Public Square, Cleveland, Ohio 44114-1306, in same day funds. Each Advance made by the Bank to the Borrower pursuant to the Credit Agreement, and all payments made on account of the principal amount thereof, shall be recorded by the Bank and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note.

        This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Amended and Restated Revolving Credit Agreement dated as of January 27, 1993 and amended and restated as of December 15, 1995 (as so amended and restated and as hereinafter amended or otherwise modified, the "CREDIT AGREEMENT") among the Borrower, the Bank and certain other banks parties thereto, and Society National Bank, as Agent for the Bank and such other banks. The Credit Agreement, among other things, (i) provides for the making of advances (the "ADVANCES") by the Bank to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.


                                      MEDUSA CORPORATION


                                      By: /s/ R. Breck Denny
                                        ------------------------------------
                                        Title: Vice President-Finance

                       ADVANCES AND PAYMENTS OF PRINCIPAL


                            Amount of
               Amount of    Principal Paid or  Unpaid Principal       Notation
Notation Date  Advance      Prepaid            Balance                Made By
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

                                 PROMISSORY NOTE



U.S. $10,000,000                                     Dated: December 15, 1995



         FOR VALUE RECEIVED, the undersigned, MEDUSA CORPORATION, an Ohio corporation (the "BORROWER"), HEREBY PROMISES TO PAY to the order of NBD BANK (the "BANK") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) the principal sum of U.S. TEN MILLION DOLLARS AND NO CENTS DOLLARS AND NO CENTS ($10,000,000.00), on the Termination Date (as defined in the Credit Agreement), or, if less, the aggregate principal amount of the Advances (as defined below) made by the Bank to the Borrower pursuant to the Credit Agreement outstanding on the Termination Date.

        The Borrower promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

        Both principal and interest are payable in lawful money of the United States of America to Society National Bank, as Agent, for the benefit of the Bank, at 127 Public Square, Cleveland, Ohio 44114-1306, in same day funds. Each Advance made by the Bank to the Borrower pursuant to the Credit Agreement, and all payments made on account of the principal amount thereof, shall be recorded by the Bank and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note.

        This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Amended and Restated Revolving Credit Agreement dated as of January 27, 1993 and amended and restated as of December 15, 1995 (as so amended and restated and as hereinafter amended or otherwise modified, the "CREDIT AGREEMENT") among the Borrower, the Bank and certain other banks parties thereto, and Society National Bank, as Agent for the Bank and such other banks. The Credit Agreement, among other things, (i) provides for the making of advances (the "ADVANCES") by the Bank to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.


                                      MEDUSA CORPORATION


                                      By: /s/ R. Breck Denny
                                        ------------------------------------
                                        Title: Vice President-Finance

                       ADVANCES AND PAYMENTS OF PRINCIPAL



                            Amount of
               Amount of    Principal Paid or  Unpaid Principal       Notation
Notation Date  Advance      Prepaid            Balance                Made By
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
                                 PROMISSORY NOTE



U.S. $10,000,000                                     Dated: December 15, 1995



        FOR VALUE RECEIVED, the undersigned, MEDUSA CORPORATION, an Ohio corporation (the "BORROWER"), HEREBY PROMISES TO PAY to the order of NATIONAL CITY BANK (the "BANK") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) the principal sum of U.S. TEN MILLION DOLLARS AND NO CENTS ($10,000,000.00), on the Termination Date (as defined in the Credit Agreement), or, if less, the aggregate principal amount of the Advances (as defined below) made by the Bank to the Borrower pursuant to the Credit Agreement outstanding on the Termination Date.

        The Borrower promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

        Both principal and interest are payable in lawful money of the United States of America to Society National Bank, as Agent, for the benefit of the Bank, at 127 Public Square, Cleveland, Ohio 44114-1306, in same day funds. Each Advance made by the Bank to the Borrower pursuant to the Credit Agreement, and all payments made on account of the principal amount thereof, shall be recorded by the Bank and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note.

        This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Amended and Restated Revolving Credit Agreement dated as of January 27, 1993 and amended and restated as of December 15, 1995 (as so amended and restated and as hereinafter amended or otherwise modified, the "CREDIT AGREEMENT") among the Borrower, the Bank and certain other banks parties thereto, and Society National Bank, as Agent for the Bank and such other banks. The Credit Agreement, among other things, (i) provides for the making of advances (the "ADVANCES") by the Bank to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.


                                      MEDUSA CORPORATION


                                      By: /s/ R. Breck Denny
                                        ------------------------------------
                                        Title: Vice President-Finance

                       ADVANCES AND PAYMENTS OF PRINCIPAL




                            Amount of
               Amount of    Principal Paid or  Unpaid Principal       Notation
Notation Date  Advance      Prepaid            Balance                Made By
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
                                 PROMISSORY NOTE



U.S. $7,500,000                                      Dated: December 15, 1995



        FOR VALUE RECEIVED, the undersigned, MEDUSA CORPORATION, an Ohio corporation (the "BORROWER"), HEREBY PROMISES TO PAY to the order of PNC BANK, NATIONAL ASSOCIATION (the "BANK") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) the principal sum of U.S. SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS AND NO CENTS ($7,500,000.00), on the Termination Date (as defined in the Credit Agreement), or, if less, the aggregate principal amount of the Advances (as defined below) made by the Bank to the Borrower pursuant to the Credit Agreement outstanding on the Termination Date.

        The Borrower promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

        Both principal and interest are payable in lawful money of the United States of America to Society National Bank, as Agent, for the benefit of the Bank, at 127 Public Square, Cleveland, Ohio 44114-1306, in same day funds. Each Advance made by the Bank to the Borrower pursuant to the Credit Agreement, and all payments made on account of the principal amount thereof, shall be recorded by the Bank and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note.

        This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Amended and Restated Revolving Credit Agreement dated as of January 27, 1993 and amended and restated as of December 15, 1995 (as so amended and restated and as hereinafter amended or otherwise modified, the "CREDIT AGREEMENT") among the Borrower, the Bank and certain other banks parties thereto, and Society National Bank, as Agent for the Bank and such other banks. The Credit Agreement, among other things, (i) provides for the making of advances (the "ADVANCES") by the Bank to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.


                                      MEDUSA CORPORATION


                                      By: /s/ R. Breck Denny
                                        ------------------------------------
                                        Title: Vice President-Finance

                       ADVANCES AND PAYMENTS OF PRINCIPAL





                            Amount of
               Amount of    Principal Paid or  Unpaid Principal       Notation
Notation Date  Advance      Prepaid            Balance                Made By
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
[LOGO]

                        M E D U S A C 0 R P 0 R A T I 0 N

LEE AND MONTICELLO       CLEVELAND HEIGHTS, OHIO 44118         216/371-4000
                                                           FAX 216/371-2912
JOHN P. SIEGFRIED
VICE PRESIDENT, SECRETARY                                     MAIL ADDRESS
AND GENERAL COUNSEL                                          P.O. BOX 5668
                                                           CLEVELAND 44101
                                    EXHIBIT C


                                                            December 15, 1995


To each of the Banks parties to the
  Amended and Restated Revolving Credit
  Agreement dated as of January 27, 1993
  and amended and restated as of
  December 15, 1995, among
  Medusa Corporation, said Banks
  and Society National Bank as Agent
  for said Banks, and to Society National
  Bank, as Agent


               Re: AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

Ladies and Gentlemen:

          This opinion is furnished to you pursuant to section 3.01(d) of the Amended and Restated Revolving Credit Agreement, dated as of January 27, 1993 and amended and restated as of December 15, 1995 (the "CREDIT AGREEMENT"), among Medusa Corporation (the "BORROWER"), the Banks parties thereto and Society National Bank, as Agent for said Banks. Terms defined in the Credit Agreement are used herein as therein defined.

          I am the General Counsel and Secretary of the Borrower and have acted as counsel for the Borrower in connection with the preparation, execution and delivery of the Credit Agreement.

     In that connection, I have examined:

                    (1) The Credit Agreement.

                    (2) The Articles of Incorporation of the Borrower and all amendments thereto (the "CHARTER").

                    (3) The Code of Regulations of the Borrower and all amendments thereto (the "CODE OF REGULATIONS").

                    (4) A certificate of the Secretary of State of the State of Ohio, dated January 19, 1993, attesting to the continued corporate existence and good standing of the Borrower in that State.

          I have also examined the originals, or copies certified to my satisfaction, of the documents referred to in the last sentence of section 4.01(g) of the Credit Agreement (the "RESTRICTIVE AGREEMENTS"). In addition, I have examined the originals, or copies certified to my satisfaction, of such other corporate records of the Borrower, certificates of public officials and of officers of the Borrower, and agreements, instruments and other documents, as I have deemed necessary as a basis for the opinions expressed below. As to questions of fact material to such opinions, I have, when relevant facts were not independently established by me, relied upon certificates of the Borrower or its officers or of public officials. I have assumed the due execution and delivery, pursuant to due authorization, of the Credit Agreement by the Banks and the Agent.

          I am qualified to practice law in the State of Ohio and do not purport to be an expert on any laws other than the laws of the State of Ohio and the Federal laws of the United States.

          Based upon the foregoing and upon such investigation as I have deemed necessary, I am of the following opinion:

                    1. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio.

                    2. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Charter or the Code of Regulations, (ii) any law, rule or regulation applicable to the Borrower (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), or (iii) any contractual or legal restriction contained in any Restrictive Agreement or, to the best of my knowledge, contained in any other similar document.

                    3. The Credit Agreement and the Notes have been duly executed and delivered on behalf of the Borrower. The Credit Agreement and the Notes each constitute a valid and binding agreement or obligation of the Borrower enforceable against the Borrower in accordance with their terms.

                    4. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Body is required on the part of the Borrower for the valid execution and delivery of the Credit Agreement or the consummation of the transactions contemplated thereby, including the issuance and delivery of the Notes, or for the fulfillment of, or compliance by the Borrower with, the terms and provisions of the Credit Agreement and the Notes.

                    5. There are no pending or overtly threatened actions or proceedings against the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator which purport to affect the legality, validity, binding effect or enforceability of the Credit Agreement or any of the Notes or which might result in a Material Adverse Change in the Business or Condition of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

                    6. The transactions contemplated by the Credit Agreement will not result in a violation of Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

                    7. The Borrower is not an "investment company" or a Person directly or indirectly "controlled" by or "acting on behalf of' an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Borrower is not a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

          The opinions set forth above are subject to the following qualifications:

                    (a) My opinion in the last sentence of paragraph 3 above is subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally.

                    (b) My opinion in the last sentence of paragraph 3 above is subject to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law).

          The opinions expressed herein are expressed solely to you and may not be relied upon by any other persons for any reason, without the express written consent of the undersigned.

                                                  Very truly yours,
                                                  /s/ John P. Siegfried
                                                  John P. Siegfried

JPS: jvc

                 CERTIFIED RESOLUTIONS OF THE BOARD OF DIRECTORS

          I DO HEREBY CERTIFY, That I am the duly elected and qualified Secretary of Medusa Corporation, a corporation organized and existing under the laws of the State of Ohio, and the keeper of the records and corporate seal of such corporation; that the following is a true and correct copy of a certain resolution duly adopted by the Board of Directors by unanimous vote at a regularly scheduled meeting held on September 25, 1995, at which time a quorum was always present, and that the resolution below has not been amended, revised, modified or rescinded:

                    "RESOLVED, that the Board hereby approves the terms and conditions of the revised Revolving Credit Agreement negotiated by the Company with four financial institutions in the face amount of $45.0 million, expiring December 21, 2000, with interest rates, commitment fees and financial covenants substantially similar to the current Revolving Credit Agreement, alone with a off, delegation of sufficient authority to the officers of the Company in order to GIVE effect to this resolution, to enter into such agreements, and make such representations and covenants as are required in order to implement this resolution."

          IN WITNESS WHEREOF, I have hereunto affixed my name as Secretary and have caused the corporate seal of such corporation to be hereto affixed this Fourteenth day of December, 1995.


                                        Respectfully submitted,

                                        MEDUSA CORPORATION
(CORPORATE SEAL)

                                        By /s/ John P. Siegfried
                                          -------------------------------------
                                          John P. Siegfried
                                          Secretary

                               Medusa Corporation
                          U.S. $45,000,000 Amended and
                      Restated Revolving Credit Agreement


                             INCUMBENCY CERTIFICATE


          The undersigned, R. Breck Denny, of Medusa Corporation, an Ohio corporation, hereby certifies that the following named persons, from January 1, 1995, to this day, have been and are the officers of the corporation holding the offices set forth opposite their names, and that set opposite each name is the true and genuine signature of that person.

   NAME               TITLE                                        SIGNATURE

 R. B. Denny        Vice President-Finance and Treasurer  /s/ R. Breck Denny
                                                          -------------------
 John P. Siegfried  Vice President, Secretary and General Counsel
                                                        /s/ John P. Siegfried
                                                        ----------------------


                  IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of De er, 1995.

                                                  /s/ R. Breck Denny
                                                  ----------------------------


          The undersigned, John P. Siegfried, hereby certifies that R. Breck Denny is, on the date set forth above, the Vice President-Finance and Treasurer of Medusa Corporation and that the foregoing signature of his is true and genuine.


                                                     /s/ John P. Siegfried
                                                     -------------------------




Dated: December 14, 1995

                                    GUARANTY


         GUARANTY, dated December 15, 1995 made by CANADIAN MEDUSA CEMENT LIMITED, a corporation organized and existing under the laws of the Province of Ontario, Canada (herein, together with its successors and assigns, the "GUARANTOR"), in favor of the Banks (the "BANKS", such term to include their respective successors and assigns) parties to the Credit Agreement (as defined below) and SOCIETY NATIONAL BANK, a national banking association, as agent (the "AGENT") for the Banks:

         PRELIMINARY STATEMENTS:

         (1) The Banks and the Agent have entered into an Amended and Restated Revolving Credit Agreement, originally dated as of January 27, 1993, and amended and restated as of December 15, 1995 (said Agreement, as it may hereafter be amended or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined) with Medusa Corporation, a corporation organized and existing under the laws of Ohio (herein, together with its successors and assigns, the "BORROWER"). The Guarantor may receive a portion of the proceeds of the Advances under the Credit Agreement and will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement.

         (2) It is a condition precedent to the making of Advances by the Banks under the Credit Agreement that the Guarantor shall have executed and delivered this Guaranty.

         NOW, THEREFORE, in consideration of the premises and in order to induce the Banks to make Advances under the Credit Agreement, the Guarantor hereby agrees as follows:

         SECTION 1. GUARANTY. The Guarantor hereby unconditionally guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Borrower now or hereafter existing under the Credit Agreement and the Notes, whether for principal, interest, fees, expenses or otherwise (such obligations being the "OBLIGATIONS"), and agrees to pay any and all expenses (including counsel fees and expenses) incurred by the Agent or the Banks in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, the Guarantor's liability shall extend to all amounts which constitute part of the Obligations and would be owed by the Borrower to the Agent or the Banks under the Credit Agreement and the Notes but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower.

         SECTION 2. GUARANTY ABSOLUTE. The Guarantor guarantees that the Obligations will be paid strictly in accordance with the terms of the Credit Agreement and the Notes, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or the Banks with respect thereto. The obligations of the Guarantor under this Guaranty are independent of the Obligations, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or whether the Borrower is joined in any such action or actions. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

                  (a) any lack of validity or enforceability of the Credit Agreement, the Notes or any other agreement or instrument relating thereto;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the

         Credit Agreement or the Notes, including, without limitation, any increase in the Obligations resulting from the extension of additional credit to the Borrower or any of its Subsidiaries or otherwise;

                  (c) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations;

                  (d) any manner of application of collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any collateral for all or any of the Obligations or any other assets of the Borrower or any of its Subsidiaries;

                  (e) any change, restructuring or termination of the corporate structure or existence of the Borrower or any of its Subsidiaries; or

                  (f) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Agent or any Bank upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

         SECTION 3. WAIVER. The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty and any requirement that the Agent or any Bank protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other person or entity or any collateral.

         SECTION 4. SUBROGATION. The Guarantor will not exercise any rights which it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until all the Obligations and all other amounts payable under this Guaranty shall have been paid in full and the Commitments shall have expired or terminated. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time prior to the later of (x) the payment in full of the Obligations and all other amounts payable under this Guaranty and (y) the expiration or termination of the Commitments, such amount shall be held in trust for the benefit of the Agent and the Banks and shall forthwith be paid to the Agent to be credited and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or to be held by the Agent as collateral security for any Obligations thereafter existing. If (i) the Guarantor shall make payment to the Agent or the Banks of all or any part of the Obligations, (ii) all the Obligations and all other amounts payable under this Guaranty shall be paid in full and (iii) the Commitments shall have expired or terminated, the Agent and the Banks will, at the Guarantor's request, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations resulting from such payment by the Guarantor.

         SECTION 5. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants as follows:

                  (a) ORGANIZATION AND AUTHORITY OF THE GUARANTOR. The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the Province of Ontario, Canada, and has all requisite power and authority to own or hold under lease, to carry on its business as now conducted and proposed to be conducted, to enter into this Guaranty and to perform its obligations hereunder. The Guarantor has, by all necessary corporate action (all action of shareholders, if any, required therefor having been duly taken), duly authorized the execution and delivery of this Guaranty and the performance of its obligations under this Guaranty.

                  (b) COMPLIANCE WITH OTHER INSTRUMENTS, ETC. Neither the execution and delivery of this Guaranty nor the consummation of the transactions contemplated hereby nor the performance of the terms and provisions thereof will result in any breach of, or constitute a default under, or result in (or require) the creation of any Lien in respect of any property of the Guarantor under, any agreement, indenture, mortgage, instrument, corporate charter (or corresponding document) or by-law to which the Guarantor is a party or by which the Guarantor or any of its properties may be bound or affected, or violate any existing law, governmental rule or regulation or any Order of any court, arbitrator or Governmental Body applicable to the Guarantor which could have a Material Adverse Effect on the Guarantor.

                  (c) GOVERNMENTAL AUTHORIZATIONS, ETC. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Body is required on the part of the Guarantor for the valid execution and delivery of this Guaranty or for compliance by the Guarantor with the terms and provisions of this Guaranty.

                  (d) LITIGATION. There are no actions, suits or proceedings pending or, to the knowledge of the Guarantor, threatened against or affecting the Guarantor in any court or before any arbitrator of any kind or before or by any Governmental Body, which question the validity of this Guaranty or any action taken or to be taken pursuant hereto.

                  (e) VALIDITY OF THIS GUARANTY, ETC. This Guaranty is a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms.

                  (f) FAMILIAR WITH BORROWER. The Guarantor is familiar with the finances and affairs of the Borrower and has, independently and without reliance upon the Agent or any Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty.

         SECTION 6. AMENDMENTS, ETC. No amendment or waiver of any provision of this Guaranty, and no consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent and the Majority Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, PROVIDED, HOWEVER, that no amendment, waiver or consent shall, unless in writing and signed by all the Banks, (a) limit the liability of the Guarantor hereunder,
(b) postpone any date fixed for payment hereunder, or (c) change the number of Banks required to take any action hereunder.

         SECTION 7. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered to it, if to the Guarantor, at its address at c/o Medusa Corporation, 3008 Monticello Boulevard, Cleveland Heights, Ohio 44119, attention: Chief Financial Officer, and if to the Agent or any Bank, at its address specified in the Credit Agreement, or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively.

         SECTION 8. NO WAIVER; REMEDIES. No failure on the part of the Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 9. RIGHT OF SET-OFF. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by section 6.01 of the Credit Agreement to authorize the Agent to declare the Notes due and payable pursuant to the provisions of said section 6.01, each Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Guaranty, whether or not such Bank shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. Each Bank agrees promptly to notify the Guarantor after any such set-off and application made by such Bank, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Bank may have.

         SECTION 10. CONTINUING GUARANTY; ASSIGNMENTS UNDER CREDIT AGREEMENT. This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until the later of (x) the payment in full of the Obligations and all other amounts payable under this Guaranty and (y) the expiration or termination of the Commitments, (ii) be binding upon the Guarantor, its successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Agent, the Banks and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any Bank may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and any Note held by it) to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Bank herein or otherwise, subject, however, to the provisions of Article VII (concerning the Agent) of the Credit Agreement.

         SECTION 11. GOVERNING LAW. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of Ohio.

         SECTION 12. JURY TRIAL WAIVER. THE GUARANTOR, AND THE AGENT AND EACH LENDER (BY THEIR ACCEPTANCE HEREOF), EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN THE AGENT OR ANY LENDER AND THE GUARANTOR ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS GUARANTY OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.


         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.



                                       CANADIAN MEDUSA CEMENT LIMITED



                                       By: /s/ R. Breck Denny
                                          ---------------------------
                                            Title: Vice President and
                                                   Treasurer

                                    GUARANTY




         GUARANTY, dated December 16, 1995, made by MEDUSA PORTLAND CEMENT COMPANY, a corporation organized and existing under the laws of the State of Michigan (herein, together with its successors and assigns, the GUARANTOR), in favor of the Banks (the "BANKS", such term to include their respective successors and assigns) parties to the Credit Agreement (as defined below) and KEYBANK NATIONAL ASSOCIATION, a national banking association (successor by merger to Society National Bank), as agent (the "AGENT") for the Banks:

         PRELIMINARY STATEMENTS:

         (1) The Banks and the Agent have entered into an Amended and Restated Revolving Credit Agreement, originally dated as of January 27, 1993, and amended and restated as of December 15, 1995, and as further amended by Amendment No. 1, dated as of December 16, 1996, to Amended and Restated Revolving Credit Agreement (said Agreement, as so amended, restated and amended and as it may hereafter be amended or otherwise modified from time to time, being the "CREDIT AGREEMENT," the terms defined therein and not otherwise defined herein being used herein as therein defined) with Medusa Corporation, a corporation organized and existing under the laws of Ohio (herein, together with its successors and assigns, the "BORROWER"). The Guarantor may receive a portion of the proceeds of the Advances under the Credit Agreement and will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement.

         (2) It is a condition precedent to the making of Advances by the Banks under the Credit Agreement that the Guarantor shall have executed and delivered this Guaranty.

         NOW, THEREFORE, in consideration of the premises and in order to induce the Banks to make Advances under the Credit Agreement, the Guarantor hereby agrees as follows:

         SECTION 1. GUARANTY. The Guarantor hereby unconditionally guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Borrower now or hereafter existing under the Credit Agreement and the Notes, whether for principal, interest, fees, expenses or otherwise (such obligations being the "OBLIGATIONS"), and agrees to pay any and all expenses (including counsel fees and expenses) incurred by the Agent or the Banks in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, the Guarantor's liability shall extend to all amounts which constitute part of the Obligations and would be owed by the Borrower to the Agent or the Banks under the Credit Agreement and the Notes but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower.

         SECTION 2. GUARANTY ABSOLUTE. The Guarantor guarantees that the Obligations will be paid strictly in accordance with the terms of the Credit Agreement and the Notes, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or the Banks with respect thereto. The obligations of the Guarantor under this Guaranty are independent of the Obligations, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or whether the Borrower is joined in any such action or actions. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

                  (a) any lack of validity or enforceability of the Credit Agreement, the Notes or any other agreement or instrument relating thereto;

                                    GUARANTY




         GUARANTY, dated December 16, 1995, made by MEDUSA AGGREGATES LLC, a limited liability company organized and existing under the laws of the Commonwealth of Pennsylvania (herein, together with its successors and assigns, the "GUARANTOR"), in favor of the Banks (the "BANKS", such term to include their respective successors and assigns) parties to the Credit Agreement (as defined below) and KEYBANK NATIONAL ASSOCIATION, a national banking association (successor by merger to Society National Bank), as agent (the "AGENT") for the
Banks:

         PRELIMINARY STATEMENTS:

         (1) The Banks and the Agent have entered into an Amended and Restated Revolving Credit Agreement, originally dated as of January 27, 1993, and amended and restated as of December 15, 1995, and as further amended by Amendment No. 1, dated as of December 16, 1996, to Amended and Restated Revolving Credit Agreement (said Agreement, as so amended, restated and amended and as it may hereafter be amended or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined) with Medusa Corporation, a corporation organized and existing under the laws of Ohio (herein, together with its successors and assigns, the "BORROWER"). The Guarantor may receive a portion of the proceeds of the Advances under the Credit Agreement and will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement.

         (2) It is a condition precedent to the making of Advances by the Banks under the Credit Agreement that the Guarantor shall have executed and delivered this Guaranty.

         NOW, THEREFORE, in consideration of the premises and in order to induce the Banks to make Advances under the Credit Agreement, the Guarantor hereby agrees as follows:

         SECTION 1. GUARANTY. The Guarantor hereby unconditionally guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Borrower now or hereafter existing under the Credit Agreement and the Notes, whether for principal, interest, fees, expenses or otherwise (such obligations being the "OBLIGATIONS"), and agrees to pay any and all expenses (including counsel fees and expenses) incurred by the Agent or the Banks in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, the Guarantor's liability shall extend to all amounts which constitute part of the Obligations and would be owed by the Borrower to the Agent or the Banks under the Credit Agreement and the Notes but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower.

         SECTION 2. GUARANTY ABSOLUTE. The Guarantor guarantees that the Obligations will be paid strictly in accordance with the terms of the Credit Agreement and the Notes, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or the Banks with respect thereto. The obligations of the Guarantor under this Guaranty are independent of the Obligations, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or whether the Borrower is joined in any such action or actions. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

                  (a) any lack of validity or enforceability of the Credit Agreement, the Notes or any other agreement or instrument relating thereto;

                                    GUARANTY


         GUARANTY, dated December 15, 1995 made by CEMENT TRANSIT COMPANY, a corporation organized and existing under the laws of the State of Delaware (herein, together with its successors and assigns, the "GUARANTOR"), in favor of the Banks (the "BANKS", such term to include their respective successors and assigns) parties to the Credit Agreement (as defined below) and SOCIETY NATIONAL BANK, a national banking association, as agent (the "AGENT") for the Banks:

         PRELIMINARY STATEMENTS:

         (1) The Banks and the Agent have entered into an Amended and Restated Revolving Credit Agreement, originally dated as of January 27, 1993, and amended and restated as of December 15, 1995 (said Agreement, as it may hereafter be amended or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined) with Medusa Corporation, a corporation organized and existing under the laws of Ohio (herein, together with its successors and assigns, the "BORROWER"). The Guarantor may receive a portion of the proceeds of the Advances under the Credit Agreement and will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement.

         (2) It is a condition precedent to the making of Advances by the Banks under the Credit Agreement that the Guarantor shall have executed and delivered this Guaranty.

         NOW, THEREFORE, in consideration of the premises and in order to induce the Banks to make Advances under the Credit Agreement, the Guarantor hereby agrees as follows:

         SECTION 1. GUARANTY. The Guarantor hereby unconditionally guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Borrower now or hereafter existing under the Credit Agreement and the Notes, whether for principal, interest, fees, expenses or otherwise (such obligations being the "OBLIGATIONS"), and agrees to pay any and all expenses (including counsel fees and expenses) incurred by the Agent or the Banks in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, the Guarantor's liability shall extend to all amounts which constitute part of the Obligations and would be owed by the Borrower to the Agent or the Banks under the Credit Agreement and the Notes but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower.

         SECTION 2. GUARANTY ABSOLUTE. The Guarantor guarantees that the Obligations will be paid strictly in accordance with the terms of the Credit Agreement and the Notes, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or the Banks with respect thereto. The obligations of the Guarantor under this Guaranty are independent of the Obligations, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or whether the Borrower is joined in any such action or actions. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

                  (a) any lack of validity or enforceability of the Credit Agreement, the Notes or any other agreement or instrument relating thereto;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the

         Credit Agreement or the Notes, including, without limitation, any increase in the Obligations resulting from the extension of additional credit to the Borrower or any of its Subsidiaries or otherwise;

                  (c) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations;

                  (d) any manner of application of collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any collateral for all or any of the Obligations or any other assets of the Borrower or any of its Subsidiaries;

                  (e) any change, restructuring or termination of the corporate structure or existence of the Borrower or any of its Subsidiaries; or

                  (f) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Agent or any Bank upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

         SECTION 3. WAIVER. The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty and any requirement that the Agent or any Bank protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other person or entity or any collateral.

         SECTION 4. SUBROGATION. The Guarantor will not exercise any rights which it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until all the Obligations and all other amounts payable under this Guaranty shall have been paid in full and the Commitments shall have expired or terminated. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time prior to the later of (x) the payment in full of the Obligations and all other amounts payable under this Guaranty and (y) the expiration or termination of the Commitments, such amount shall be held in trust for the benefit of the Agent and the Banks and shall forthwith be paid to the Agent to be credited and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or to be held by the Agent as collateral security for any Obligations thereafter existing. If (i) the Guarantor shall make payment to the Agent or the Banks of all or any part of the Obligations, (ii) all the Obligations and all other amounts payable under this Guaranty shall be paid in full and (iii) the Commitments shall have expired or terminated, the Agent and the Banks will, at the Guarantor's request, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations resulting from such payment by the Guarantor.

         SECTION 5. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants as follows:

                  (a) ORGANIZATION AND AUTHORITY OF THE GUARANTOR. The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own or hold under lease, to carry on its business as now conducted and proposed to be conducted, to enter into this Guaranty and to perform its obligations hereunder. The Guarantor has, by all necessary corporate action (all action of shareholders, if any, required therefor having been duly taken), duly authorized the execution and delivery of this Guaranty and the performance of its obligations under this Guaranty.

                  (b) COMPLIANCE WITH OTHER INSTRUMENTS, ETC. Neither the execution and delivery of this Guaranty nor the consummation of the transactions contemplated hereby nor the performance of the terms and provisions thereof will result in any breach of, or constitute a default under, or result in (or require) the creation of any Lien in respect of any property of the Guarantor under, any agreement, indenture, mortgage, instrument, corporate charter (or corresponding document) or by-law to which the Guarantor is a party or by which the Guarantor or any of its properties may be bound or affected, or violate any existing law, governmental rule or regulation or any Order of any court, arbitrator or Governmental Body applicable to the Guarantor which could have a Material Adverse Effect on the Guarantor.

                  (c) GOVERNMENTAL AUTHORIZATIONS, ETC. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Body is required on the part of the Guarantor for the valid execution and delivery of this Guaranty or for compliance by the Guarantor with the terms and provisions of this Guaranty.

                  (d) LITIGATION. There are no actions, suits or proceedings pending or, to the knowledge of the Guarantor, threatened against or affecting the Guarantor in any court or before any arbitrator of any kind or before or by any Governmental Body, which question the validity of this Guaranty or any action taken or to be taken pursuant hereto.

                  (e) VALIDITY OF THIS GUARANTY, ETC. This Guaranty is a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms.

                  (f) FAMILIAR WITH BORROWER. The Guarantor is familiar with the finances and affairs of the Borrower and has, independently and without reliance upon the Agent or any Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty.

         SECTION 6. AMENDMENTS, ETC. No amendment or waiver of any provision of this Guaranty, and no consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent and the Majority Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, PROVIDED, HOWEVER, that no amendment, waiver or consent shall, unless in writing and signed by all the Banks, (a) limit the liability of the Guarantor hereunder,
(b) postpone any date fixed for payment hereunder, or (c) change the number of Banks required to take any action hereunder.

         SECTION 7. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered to it, if to the Guarantor, at its address at c/o Medusa Corporation, 3008 Monticello Boulevard, Cleveland Heights, Ohio 44119, attention: Chief Financial Officer, and if to the Agent or any Bank, at its address specified in the Credit Agreement, or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively.

         SECTION 8. NO WAIVER; REMEDIES. No failure on the part of the Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 9. RIGHT OF SET-OFF. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by section 6.01 of the Credit Agreement to authorize the Agent to declare the Notes due and payable pursuant to the provisions of said section 6.01, each Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Guaranty, whether or not such Bank shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. Each Bank agrees promptly to notify the Guarantor after any such set-off and application made by such Bank, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Bank may have.

         SECTION 10. CONTINUING GUARANTY; ASSIGNMENTS UNDER CREDIT AGREEMENT. This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until the later of (x) the payment in full of the Obligations and all other amounts payable under this Guaranty and (y) the expiration or termination of the Commitments, (ii) be binding upon the Guarantor, its successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Agent, the Banks and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any Bank may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and any Note held by it) to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Bank herein or otherwise, subject, however, to the provisions of Article VII (concerning the Agent) of the Credit Agreement.

         SECTION 11. GOVERNING LAW. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of Ohio.

         SECTION 12. JURY TRIAL WAIVER. THE GUARANTOR, AND THE AGENT AND EACH LENDER (BY THEIR ACCEPTANCE HEREOF), EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN THE AGENT OR ANY LENDER AND THE GUARANTOR ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS GUARANTY OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.


         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.



                                       CEMENT TRANSIT COMPANY



                                       By: /s/ R. Breck Denny
                                          ---------------------------
                                            Title: Vice President and
                                                   Treasurer

                                    GUARANTY


         GUARANTY, dated December 15, 1995 made by MEDUSA AGGREGATES COMPANY, a corporation organized and existing under the laws of the State of Iowa (herein, together with its successors and assigns, the "GUARANTOR"), in favor of the Banks (the "BANKS", such term to include their respective successors and assigns) parties to the Credit Agreement (as defined below) and SOCIETY NATIONAL BANK, a national banking association, as agent (the "AGENT") for the Banks:

         PRELIMINARY STATEMENTS:

         (1) The Banks and the Agent have entered into an Amended and Restated Revolving Credit Agreement, originally dated as of January 27, 1993, and amended and restated as of December 15, 1995 (said Agreement, as it may hereafter be amended or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined) with Medusa Corporation, a corporation organized and existing under the laws of Ohio (herein, together with its successors and assigns, the "BORROWER"). The Guarantor may receive a portion of the proceeds of the Advances under the Credit Agreement and will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement.

         (2) It is a condition precedent to the making of Advances by the Banks under the Credit Agreement that the Guarantor shall have executed and delivered this Guaranty.

         NOW, THEREFORE, in consideration of the premises and in order to induce the Banks to make Advances under the Credit Agreement, the Guarantor hereby agrees as follows:

         SECTION 1. GUARANTY. The Guarantor hereby unconditionally guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Borrower now or hereafter existing under the Credit Agreement and the Notes, whether for principal, interest, fees, expenses or otherwise (such obligations being the "OBLIGATIONS"), and agrees to pay any and all expenses (including counsel fees and expenses) incurred by the Agent or the Banks in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, the Guarantor's liability shall extend to all amounts which constitute part of the Obligations and would be owed by the Borrower to the Agent or the Banks under the Credit Agreement and the Notes but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower.

         SECTION 2. GUARANTY ABSOLUTE. The Guarantor guarantees that the Obligations will be paid strictly in accordance with the terms of the Credit Agreement and the Notes, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or the Banks with respect thereto. The obligations of the Guarantor under this Guaranty are independent of the Obligations, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or whether the Borrower is joined in any such action or actions. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

                  (a) any lack of validity or enforceability of the Credit Agreement, the Notes or any other agreement or instrument relating thereto;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the

         Credit Agreement or the Notes, including, without limitation, any increase in the Obligations resulting from the extension of additional credit to the Borrower or any of its Subsidiaries or otherwise;

                  (c) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations;

                  (d) any manner of application of collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any collateral for all or any of the Obligations or any other assets of the Borrower or any of its Subsidiaries;

                  (e) any change, restructuring or termination of the corporate structure or existence of the Borrower or any of its Subsidiaries; or

                  (f) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Agent or any Bank upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

         SECTION 3. WAIVER. The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty and any requirement that the Agent or any Bank protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other person or entity or any collateral.

         SECTION 4. SUBROGATION. The Guarantor will not exercise any rights which it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until all the Obligations and all other amounts payable under this Guaranty shall have been paid in full and the Commitments shall have expired or terminated. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time prior to the later of (x) the payment in full of the Obligations and all other amounts payable under this Guaranty and (y) the expiration or termination of the Commitments, such amount shall be held in trust for the benefit of the Agent and the Banks and shall forthwith be paid to the Agent to be credited and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or to be held by the Agent as collateral security for any Obligations thereafter existing. If (i) the Guarantor shall make payment to the Agent or the Banks of all or any part of the Obligations, (ii) all the Obligations and all other amounts payable under this Guaranty shall be paid in full and (iii) the Commitments shall have expired or terminated, the Agent and the Banks will, at the Guarantor's request, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations resulting from such payment by the Guarantor.

         SECTION 5. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants as follows:

                  (a) ORGANIZATION AND AUTHORITY OF THE GUARANTOR. The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Iowa and has all requisite power and authority to own or hold under lease, to carry on its business as now conducted and proposed to be conducted, to enter into this Guaranty and to perform its obligations hereunder. The Guarantor has, by all necessary corporate action (all action of shareholders, if any, required therefor having been duly taken), duly authorized the execution and delivery of this Guaranty and the performance of its obligations under this Guaranty.

                  (b) COMPLIANCE WITH OTHER INSTRUMENTS, ETC. Neither the execution and delivery of this Guaranty nor the consummation of the transactions contemplated hereby nor the performance of the terms and provisions thereof will result in any breach of, or constitute a default under, or result in (or require) the creation of any Lien in respect of any property of the Guarantor under, any agreement, indenture, mortgage, instrument, corporate charter (or corresponding document) or by-law to which the Guarantor is a party or by which the Guarantor or any of its properties may be bound or affected, or violate any existing law, governmental rule or regulation or any Order of any court, arbitrator or Governmental Body applicable to the Guarantor which could have a Material Adverse Effect on the Guarantor.

                  (c) GOVERNMENTAL AUTHORIZATIONS, ETC. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Body is required on the part of the Guarantor for the valid execution and delivery of this Guaranty or for compliance by the Guarantor with the terms and provisions of this Guaranty.

                  (d) LITIGATION. There are no actions, suits or proceedings pending or, to the knowledge of the Guarantor, threatened against or affecting the Guarantor in any court or before any arbitrator of any kind or before or by any Governmental Body, which question the validity of this Guaranty or any action taken or to be taken pursuant hereto.

                  (e) VALIDITY OF THIS GUARANTY, ETC. This Guaranty is a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms.

                  (f) FAMILIAR WITH BORROWER. The Guarantor is familiar with the finances and affairs of the Borrower and has, independently and without reliance upon the Agent or any Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty.

         SECTION 6. AMENDMENTS, ETC. No amendment or waiver of any provision of this Guaranty, and no consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent and the Majority Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, PROVIDED, HOWEVER, that no amendment, waiver or consent shall, unless in writing and signed by all the Banks, (a) limit the liability of the Guarantor hereunder,
(b) postpone any date fixed for payment hereunder, or (c) change the number of Banks required to take any action hereunder.

         SECTION 7. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered to it, if to the Guarantor, at its address at c/o Medusa Corporation, 3008 Monticello Boulevard, Cleveland Heights, Ohio 44119, attention: Chief Financial Officer, and if to the Agent or any Bank, at its address specified in the Credit Agreement, or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively.

         SECTION 8. NO WAIVER; REMEDIES. No failure on the part of the Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 9. RIGHT OF SET-OFF. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by section 6.01 of the Credit Agreement to authorize the Agent to declare the Notes due and payable pursuant to the provisions of said section 6.01, each Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Guaranty, whether or not such Bank shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. Each Bank agrees promptly to notify the Guarantor after any such set-off and application made by such Bank, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Bank may have.

         SECTION 10. CONTINUING GUARANTY; ASSIGNMENTS UNDER CREDIT AGREEMENT. This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until the later of (x) the payment in full of the Obligations and all other amounts payable under this Guaranty and (y) the expiration or termination of the Commitments, (ii) be binding upon the Guarantor, its successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Agent, the Banks and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any Bank may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and any Note held by it) to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Bank herein or otherwise, subject, however, to the provisions of Article VII (concerning the Agent) of the Credit Agreement.

         SECTION 11. GOVERNING LAW. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of Ohio.

         SECTION 12. JURY TRIAL WAIVER. THE GUARANTOR, AND THE AGENT AND EACH LENDER (BY THEIR ACCEPTANCE HEREOF), EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN THE AGENT OR ANY LENDER AND THE GUARANTOR ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS GUARANTY OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.


         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.



                                       MEDUSA AGGREGATES COMPANY



                                       By: /s/ R. Breck Denny
                                          ---------------------------
                                            Title: Vice President and
                                                   Treasurer

                                    GUARANTY


         GUARANTY, dated December 15, 1995 made by JAMES H. DREW CORPORATION, a corporation organized and existing under the laws of the State of Indiana (herein, together with its successors and assigns, the "GUARANTOR"), in favor of the Banks (the "BANKS", such term to include their respective successors and assigns) parties to the Credit Agreement (as defined below) and SOCIETY NATIONAL BANK, a national banking association, as agent (the "AGENT") for the Banks:

         PRELIMINARY STATEMENTS:

         (1) The Banks and the Agent have entered into an Amended and Restated Revolving Credit Agreement, originally dated as of January 27, 1993, and amended and restated as of December 15, 1995 (said Agreement, as it may hereafter be amended or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined) with Medusa Corporation, a corporation organized and existing under the laws of Ohio (herein, together with its successors and assigns, the "BORROWER"). The Guarantor may receive a portion of the proceeds of the Advances under the Credit Agreement and will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement.

         (2) It is a condition precedent to the making of Advances by the Banks under the Credit Agreement that the Guarantor shall have executed and delivered this Guaranty.

         NOW, THEREFORE, in consideration of the premises and in order to induce the Banks to make Advances under the Credit Agreement, the Guarantor hereby agrees as follows:

         SECTION 1. GUARANTY. The Guarantor hereby unconditionally guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Borrower now or hereafter existing under the Credit Agreement and the Notes, whether for principal, interest, fees, expenses or otherwise (such obligations being the "OBLIGATIONS"), and agrees to pay any and all expenses (including counsel fees and expenses) incurred by the Agent or the Banks in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, the Guarantor's liability shall extend to all amounts which constitute part of the Obligations and would be owed by the Borrower to the Agent or the Banks under the Credit Agreement and the Notes but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower.

         SECTION 2. GUARANTY ABSOLUTE. The Guarantor guarantees that the Obligations will be paid strictly in accordance with the terms of the Credit Agreement and the Notes, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or the Banks with respect thereto. The obligations of the Guarantor under this Guaranty are independent of the Obligations, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or whether the Borrower is joined in any such action or actions. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

                  (a) any lack of validity or enforceability of the Credit Agreement, the Notes or any other agreement or instrument relating thereto;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the

         Credit Agreement or the Notes, including, without limitation, any increase in the Obligations resulting from the extension of additional credit to the Borrower or any of its Subsidiaries or otherwise;

                  (c) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations;

                  (d) any manner of application of collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any collateral for all or any of the Obligations or any other assets of the Borrower or any of its Subsidiaries;

                  (e) any change, restructuring or termination of the corporate structure or existence of the Borrower or any of its Subsidiaries; or

                  (f) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Agent or any Bank upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

         SECTION 3. WAIVER. The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty and any requirement that the Agent or any Bank protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other person or entity or any collateral.

         SECTION 4. SUBROGATION. The Guarantor will not exercise any rights which it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until all the Obligations and all other amounts payable under this Guaranty shall have been paid in full and the Commitments shall have expired or terminated. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time prior to the later of (x) the payment in full of the Obligations and all other amounts payable under this Guaranty and (y) the expiration or termination of the Commitments, such amount shall be held in trust for the benefit of the Agent and the Banks and shall forthwith be paid to the Agent to be credited and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or to be held by the Agent as collateral security for any Obligations thereafter existing. If (i) the Guarantor shall make payment to the Agent or the Banks of all or any part of the Obligations, (ii) all the Obligations and all other amounts payable under this Guaranty shall be paid in full and (iii) the Commitments shall have expired or terminated, the Agent and the Banks will, at the Guarantor's request, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations resulting from such payment by the Guarantor.

         SECTION 5. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants as follows:

                  (a) ORGANIZATION AND AUTHORITY OF THE GUARANTOR. The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Indiana and has all requisite power and authority to own or hold under lease, to carry on its business as now conducted and proposed to be conducted, to enter into this Guaranty and to perform its obligations hereunder. The Guarantor has, by all necessary corporate action (all action of shareholders, if any, required therefor having been duly taken), duly authorized the execution and delivery of this Guaranty and the performance of its obligations under this Guaranty.

                  (b) COMPLIANCE WITH OTHER INSTRUMENTS, ETC. Neither the execution and delivery of this Guaranty nor the consummation of the transactions contemplated hereby nor the performance of the terms and provisions thereof will result in any breach of, or constitute a default under, or result in (or require) the creation of any Lien in respect of any property of the Guarantor under, any agreement, indenture, mortgage, instrument, corporate charter (or corresponding document) or by-law to which the Guarantor is a party or by which the Guarantor or any of its properties may be bound or affected, or violate any existing law, governmental rule or regulation or any Order of any court, arbitrator or Governmental Body applicable to the Guarantor which could have a Material Adverse Effect on the Guarantor.

                  (c) GOVERNMENTAL AUTHORIZATIONS, ETC. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Body is required on the part of the Guarantor for the valid execution and delivery of this Guaranty or for compliance by the Guarantor with the terms and provisions of this Guaranty.

                  (d) LITIGATION. There are no actions, suits or proceedings pending or, to the knowledge of the Guarantor, threatened against or affecting the Guarantor in any court or before any arbitrator of any kind or before or by any Governmental Body, which question the validity of this Guaranty or any action taken or to be taken pursuant hereto.

                  (e) VALIDITY OF THIS GUARANTY, ETC. This Guaranty is a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms.

                  (f) FAMILIAR WITH BORROWER. The Guarantor is familiar with the finances and affairs of the Borrower and has, independently and without reliance upon the Agent or any Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty.

         SECTION 6. AMENDMENTS, ETC. No amendment or waiver of any provision of this Guaranty, and no consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent and the Majority Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, PROVIDED, HOWEVER, that no amendment, waiver or consent shall, unless in writing and signed by all the Banks, (a) limit the liability of the Guarantor hereunder,
(b) postpone any date fixed for payment hereunder, or (c) change the number of Banks required to take any action hereunder.

         SECTION 7. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered to it, if to the Guarantor, at its address at c/o Medusa Corporation, 3008 Monticello Boulevard, Cleveland Heights, Ohio 44119, attention: Chief Financial Officer, and if to the Agent or any Bank, at its address specified in the Credit Agreement, or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively.

         SECTION 8. NO WAIVER; REMEDIES. No failure on the part of the Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 9. RIGHT OF SET-OFF. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by section 6.01 of the Credit Agreement to authorize the Agent to declare the Notes due and payable pursuant to the provisions of said section 6.01, each Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Guaranty, whether or not such Bank shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. Each Bank agrees promptly to notify the Guarantor after any such set-off and application made by such Bank, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Bank may have.

         SECTION 10. CONTINUING GUARANTY; ASSIGNMENTS UNDER CREDIT AGREEMENT. This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until the later of (x) the payment in full of the Obligations and all other amounts payable under this Guaranty and (y) the expiration or termination of the Commitments, (ii) be binding upon the Guarantor, its successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Agent, the Banks and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any Bank may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and any Note held by it) to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Bank herein or otherwise, subject, however, to the provisions of Article VII (concerning the Agent) of the Credit Agreement.

         SECTION 11. GOVERNING LAW. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of Ohio.

         SECTION 12. JURY TRIAL WAIVER. THE GUARANTOR, AND THE AGENT AND EACH LENDER (BY THEIR ACCEPTANCE HEREOF), EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN THE AGENT OR ANY LENDER AND THE GUARANTOR ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS GUARANTY OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.


         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.



                                       JAMES H. DREW CORPORATION



                                       By: /s/ R. Breck Denny
                                          ---------------------------
                                            Title: Vice President and
                                                   Treasurer

                                    GUARANTY


         GUARANTY, dated December 15, 1995 made by MEDUSA-CITADEL, INC., a corporation organized and existing under the laws of the State of Alabama (herein, together with its successors and assigns, the "GUARANTOR"), in favor of the Banks (the "BANKS", such term to include their respective successors and assigns) parties to the Credit Agreement (as defined below) and SOCIETY NATIONAL BANK, a national banking association, as agent (the "AGENT") for the Banks:

         PRELIMINARY STATEMENTS:

         (1) The Banks and the Agent have entered into an Amended and Restated Revolving Credit Agreement, originally dated as of January 27, 1993, and amended and restated as of December 15, 1995 (said Agreement, as it may hereafter be amended or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined) with Medusa Corporation, a corporation organized and existing under the laws of Ohio (herein, together with its successors and assigns, the "BORROWER"). The Guarantor may receive a portion of the proceeds of the Advances under the Credit Agreement and will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement.

         (2) It is a condition precedent to the making of Advances by the Banks under the Credit Agreement that the Guarantor shall have executed and delivered this Guaranty.

         NOW, THEREFORE, in consideration of the premises and in order to induce the Banks to make Advances under the Credit Agreement, the Guarantor hereby agrees as follows:

         SECTION 1. GUARANTY. The Guarantor hereby unconditionally guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Borrower now or hereafter existing under the Credit Agreement and the Notes, whether for principal, interest, fees, expenses or otherwise (such obligations being the "OBLIGATIONS"), and agrees to pay any and all expenses (including counsel fees and expenses) incurred by the Agent or the Banks in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, the Guarantor's liability shall extend to all amounts which constitute part of the Obligations and would be owed by the Borrower to the Agent or the Banks under the Credit Agreement and the Notes but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower.

         SECTION 2. GUARANTY ABSOLUTE. The Guarantor guarantees that the Obligations will be paid strictly in accordance with the terms of the Credit Agreement and the Notes, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or the Banks with respect thereto. The obligations of the Guarantor under this Guaranty are independent of the Obligations, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or whether the Borrower is joined in any such action or actions. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

                  (a) any lack of validity or enforceability of the Credit Agreement, the Notes or any other agreement or instrument relating thereto;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the

         Credit Agreement or the Notes, including, without limitation, any increase in the Obligations resulting from the extension of additional credit to the Borrower or any of its Subsidiaries or otherwise;

                  (c) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations;

                  (d) any manner of application of collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any collateral for all or any of the Obligations or any other assets of the Borrower or any of its Subsidiaries;

                  (e) any change, restructuring or termination of the corporate structure or existence of the Borrower or any of its Subsidiaries; or

                  (f) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Agent or any Bank upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

         SECTION 3. WAIVER. The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty and any requirement that the Agent or any Bank protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other person or entity or any collateral.

         SECTION 4. SUBROGATION. The Guarantor will not exercise any rights which it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until all the Obligations and all other amounts payable under this Guaranty shall have been paid in full and the Commitments shall have expired or terminated. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time prior to the later of (x) the payment in full of the Obligations and all other amounts payable under this Guaranty and (y) the expiration or termination of the Commitments, such amount shall be held in trust for the benefit of the Agent and the Banks and shall forthwith be paid to the Agent to be credited and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or to be held by the Agent as collateral security for any Obligations thereafter existing. If (i) the Guarantor shall make payment to the Agent or the Banks of all or any part of the Obligations, (ii) all the Obligations and all other amounts payable under this Guaranty shall be paid in full and (iii) the Commitments shall have expired or terminated, the Agent and the Banks will, at the Guarantor's request, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations resulting from such payment by the Guarantor.

         SECTION 5. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants as follows:

                  (a) ORGANIZATION AND AUTHORITY OF THE GUARANTOR. The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Alabama and has all requisite power and authority to own or hold under lease, to carry on its business as now conducted and proposed to be conducted, to enter into this Guaranty and to perform its obligations hereunder. The Guarantor has, by all necessary corporate action (all action of shareholders, if any, required therefor having been duly taken), duly authorized the execution and delivery of this Guaranty and the performance of its obligations under this Guaranty.

                  (b) COMPLIANCE WITH OTHER INSTRUMENTS, ETC. Neither the execution and delivery of this Guaranty nor the consummation of the transactions contemplated hereby nor the performance of the terms and provisions thereof will result in any breach of, or constitute a default under, or result in (or require) the creation of any Lien in respect of any property of the Guarantor under, any agreement, indenture, mortgage, instrument, corporate charter (or corresponding document) or by-law to which the Guarantor is a party or by which the Guarantor or any of its properties may be bound or affected, or violate any existing law, governmental rule or regulation or any Order of any court, arbitrator or Governmental Body applicable to the Guarantor which could have a Material Adverse Effect on the Guarantor.

                  (c) GOVERNMENTAL AUTHORIZATIONS, ETC. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Body is required on the part of the Guarantor for the valid execution and delivery of this Guaranty or for compliance by the Guarantor with the terms and provisions of this Guaranty.

                  (d) LITIGATION. There are no actions, suits or proceedings pending or, to the knowledge of the Guarantor, threatened against or affecting the Guarantor in any court or before any arbitrator of any kind or before or by any Governmental Body, which question the validity of this Guaranty or any action taken or to be taken pursuant hereto.

                  (e) VALIDITY OF THIS GUARANTY, ETC. This Guaranty is a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms.

                  (f) FAMILIAR WITH BORROWER. The Guarantor is familiar with the finances and affairs of the Borrower and has, independently and without reliance upon the Agent or any Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty.

         SECTION 6. AMENDMENTS, ETC. No amendment or waiver of any provision of this Guaranty, and no consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent and the Majority Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, PROVIDED, HOWEVER, that no amendment, waiver or consent shall, unless in writing and signed by all the Banks, (a) limit the liability of the Guarantor hereunder,
(b) postpone any date fixed for payment hereunder, or (c) change the number of Banks required to take any action hereunder.

         SECTION 7. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered to it, if to the Guarantor, at its address at c/o Medusa Corporation, 3008 Monticello Boulevard, Cleveland Heights, Ohio 44119, attention: Chief Financial Officer, and if to the Agent or any Bank, at its address specified in the Credit Agreement, or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively.

         SECTION 8. NO WAIVER; REMEDIES. No failure on the part of the Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 9. RIGHT OF SET-OFF. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by section 6.01 of the Credit Agreement to authorize the Agent to declare the Notes due and payable pursuant to the provisions of said section 6.01, each Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Guaranty, whether or not such Bank shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. Each Bank agrees promptly to notify the Guarantor after any such set-off and application made by such Bank, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Bank may have.

         SECTION 10. CONTINUING GUARANTY; ASSIGNMENTS UNDER CREDIT AGREEMENT. This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until the later of (x) the payment in full of the Obligations and all other amounts payable under this Guaranty and (y) the expiration or termination of the Commitments, (ii) be binding upon the Guarantor, its successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Agent, the Banks and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any Bank may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and any Note held by it) to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Bank herein or otherwise, subject, however, to the provisions of Article VII (concerning the Agent) of the Credit Agreement.

         SECTION 11. GOVERNING LAW. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of Ohio.

         SECTION 12. JURY TRIAL WAIVER. THE GUARANTOR, AND THE AGENT AND EACH LENDER (BY THEIR ACCEPTANCE HEREOF), EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN THE AGENT OR ANY LENDER AND THE GUARANTOR ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS GUARANTY OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.


         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.



                                       JAMES H. DREW CORPORATION



                                       By: /s/ R. Breck Denny
                                          ---------------------------
                                            Title: Vice President and
                                                   Treasurer

                                    GUARANTY


         GUARANTY, dated December 15, 1995 made by MEDUSA-CRESCENT, INC., a corporation organized and existing under the laws of State of Ohio (herein, together with its successors and assigns, the "GUARANTOR"), in favor of the Banks (the "BANKS", such term to include their respective successors and assigns) parties to the Credit Agreement (as defined below) and SOCIETY NATIONAL BANK, a national banking association, as agent (the "AGENT") for the Banks:

         PRELIMINARY STATEMENTS:

         (1) The Banks and the Agent have entered into an Amended and Restated Revolving Credit Agreement, originally dated as of January 27, 1993, and amended and restated as of December 15, 1995 (said Agreement, as it may hereafter be amended or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined) with Medusa Corporation, a corporation organized and existing under the laws of Ohio (herein, together with its successors and assigns, the "BORROWER"). The Guarantor may receive a portion of the proceeds of the Advances under the Credit Agreement and will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement.

         (2) It is a condition precedent to the making of Advances by the Banks under the Credit Agreement that the Guarantor shall have executed and delivered this Guaranty.

         NOW, THEREFORE, in consideration of the premises and in order to induce the Banks to make Advances under the Credit Agreement, the Guarantor hereby agrees as follows:

         SECTION 1. GUARANTY. The Guarantor hereby unconditionally guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Borrower now or hereafter existing under the Credit Agreement and the Notes, whether for principal, interest, fees, expenses or otherwise (such obligations being the "OBLIGATIONS"), and agrees to pay any and all expenses (including counsel fees and expenses) incurred by the Agent or the Banks in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, the Guarantor's liability shall extend to all amounts which constitute part of the Obligations and would be owed by the Borrower to the Agent or the Banks under the Credit Agreement and the Notes but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower.

         SECTION 2. GUARANTY ABSOLUTE. The Guarantor guarantees that the Obligations will be paid strictly in accordance with the terms of the Credit Agreement and the Notes, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or the Banks with respect thereto. The obligations of the Guarantor under this Guaranty are independent of the Obligations, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or whether the Borrower is joined in any such action or actions. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

                  (a) any lack of validity or enforceability of the Credit Agreement, the Notes or any other agreement or instrument relating thereto;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the

         Credit Agreement or the Notes, including, without limitation, any increase in the Obligations resulting from the extension of additional credit to the Borrower or any of its Subsidiaries or otherwise;

                  (c) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations;

                  (d) any manner of application of collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any collateral for all or any of the Obligations or any other assets of the Borrower or any of its Subsidiaries;

                  (e) any change, restructuring or termination of the corporate structure or existence of the Borrower or any of its Subsidiaries; or

                  (f) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Agent or any Bank upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

         SECTION 3. WAIVER. The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty and any requirement that the Agent or any Bank protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other person or entity or any collateral.

         SECTION 4. SUBROGATION. The Guarantor will not exercise any rights which it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until all the Obligations and all other amounts payable under this Guaranty shall have been paid in full and the Commitments shall have expired or terminated. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time prior to the later of (x) the payment in full of the Obligations and all other amounts payable under this Guaranty and (y) the expiration or termination of the Commitments, such amount shall be held in trust for the benefit of the Agent and the Banks and shall forthwith be paid to the Agent to be credited and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or to be held by the Agent as collateral security for any Obligations thereafter existing. If (i) the Guarantor shall make payment to the Agent or the Banks of all or any part of the Obligations, (ii) all the Obligations and all other amounts payable under this Guaranty shall be paid in full and (iii) the Commitments shall have expired or terminated, the Agent and the Banks will, at the Guarantor's request, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations resulting from such payment by the Guarantor.

         SECTION 5. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants as follows:

                  (a) ORGANIZATION AND AUTHORITY OF THE GUARANTOR. The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio and has all requisite power and authority to own or hold under lease, to carry on its business as now conducted and proposed to be conducted, to enter into this Guaranty and to perform its obligations hereunder. The Guarantor has, by all necessary corporate action (all action of shareholders, if any, required therefor having been duly taken), duly authorized the execution and delivery of this Guaranty and the performance of its obligations under this Guaranty.

                  (b) COMPLIANCE WITH OTHER INSTRUMENTS, ETC. Neither the execution and delivery of this Guaranty nor the consummation of the transactions contemplated hereby nor the performance of the terms and provisions thereof will result in any breach of, or constitute a default under, or result in (or require) the creation of any Lien in respect of any property of the Guarantor under, any agreement, indenture, mortgage, instrument, corporate charter (or corresponding document) or by-law to which the Guarantor is a party or by which the Guarantor or any of its properties may be bound or affected, or violate any existing law, governmental rule or regulation or any Order of any court, arbitrator or Governmental Body applicable to the Guarantor which could have a Material Adverse Effect on the Guarantor.

                  (c) GOVERNMENTAL AUTHORIZATIONS, ETC. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Body is required on the part of the Guarantor for the valid execution and delivery of this Guaranty or for compliance by the Guarantor with the terms and provisions of this Guaranty.

                  (d) LITIGATION. There are no actions, suits or proceedings pending or, to the knowledge of the Guarantor, threatened against or affecting the Guarantor in any court or before any arbitrator of any kind or before or by any Governmental Body, which question the validity of this Guaranty or any action taken or to be taken pursuant hereto.

                  (e) VALIDITY OF THIS GUARANTY, ETC. This Guaranty is a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms.

                  (f) FAMILIAR WITH BORROWER. The Guarantor is familiar with the finances and affairs of the Borrower and has, independently and without reliance upon the Agent or any Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty.

         SECTION 6. AMENDMENTS, ETC. No amendment or waiver of any provision of this Guaranty, and no consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent and the Majority Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, PROVIDED, HOWEVER, that no amendment, waiver or consent shall, unless in writing and signed by all the Banks, (a) limit the liability of the Guarantor hereunder,
(b) postpone any date fixed for payment hereunder, or (c) change the number of Banks required to take any action hereunder.

         SECTION 7. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered to it, if to the Guarantor, at its address at c/o Medusa Corporation, 3008 Monticello Boulevard, Cleveland Heights, Ohio 44119, attention: Chief Financial Officer, and if to the Agent or any Bank, at its address specified in the Credit Agreement, or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively.

         SECTION 8. NO WAIVER; REMEDIES. No failure on the part of the Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 9. RIGHT OF SET-OFF. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by section 6.01 of the Credit Agreement to authorize the Agent to declare the Notes due and payable pursuant to the provisions of said section 6.01, each Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Guaranty, whether or not such Bank shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. Each Bank agrees promptly to notify the Guarantor after any such set-off and application made by such Bank, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Bank may have.

         SECTION 10. CONTINUING GUARANTY; ASSIGNMENTS UNDER CREDIT AGREEMENT. This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until the later of (x) the payment in full of the Obligations and all other amounts payable under this Guaranty and (y) the expiration or termination of the Commitments, (ii) be binding upon the Guarantor, its successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Agent, the Banks and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any Bank may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and any Note held by it) to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Bank herein or otherwise, subject, however, to the provisions of Article VII (concerning the Agent) of the Credit Agreement.

         SECTION 11. GOVERNING LAW. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of Ohio.

         SECTION 12. JURY TRIAL WAIVER. THE GUARANTOR, AND THE AGENT AND EACH LENDER (BY THEIR ACCEPTANCE HEREOF), EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN THE AGENT OR ANY LENDER AND THE GUARANTOR ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS GUARANTY OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.


         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.



                                       MEDUSA-CITADEL, INC.



                                       By: /s/ R. Breck Denny
                                          ---------------------------
                                            Title: Vice President and
                                                   Treasurer

                                    GUARANTY


         GUARANTY, dated December 15, 1995 made by THE THOMASVILLE STONE AND LIME COMPANY, a corporation organized and existing under the laws of State of Maryland (herein, together with its successors and assigns, the "GUARANTOR"), in favor of the Banks (the "BANKS", such term to include their respective successors and assigns) parties to the Credit Agreement (as defined below) and SOCIETY NATIONAL BANK, a national banking association, as agent (the "AGENT") for the Banks:

         PRELIMINARY STATEMENTS:

         (1) The Banks and the Agent have entered into an Amended and Restated Revolving Credit Agreement, originally dated as of January 27, 1993, and amended and restated as of December 15, 1995 (said Agreement, as it may hereafter be amended or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined) with Medusa Corporation, a corporation organized and existing under the laws of Ohio (herein, together with its successors and assigns, the "BORROWER"). The Guarantor may receive a portion of the proceeds of the Advances under the Credit Agreement and will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement.

         (2) It is a condition precedent to the making of Advances by the Banks under the Credit Agreement that the Guarantor shall have executed and delivered this Guaranty.

         NOW, THEREFORE, in consideration of the premises and in order to induce the Banks to make Advances under the Credit Agreement, the Guarantor hereby agrees as follows:

         SECTION 1. GUARANTY. The Guarantor hereby unconditionally guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Borrower now or hereafter existing under the Credit Agreement and the Notes, whether for principal, interest, fees, expenses or otherwise (such obligations being the "OBLIGATIONS"), and agrees to pay any and all expenses (including counsel fees and expenses) incurred by the Agent or the Banks in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, the Guarantor's liability shall extend to all amounts which constitute part of the Obligations and would be owed by the Borrower to the Agent or the Banks under the Credit Agreement and the Notes but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower.

         SECTION 2. GUARANTY ABSOLUTE. The Guarantor guarantees that the Obligations will be paid strictly in accordance with the terms of the Credit Agreement and the Notes, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or the Banks with respect thereto. The obligations of the Guarantor under this Guaranty are independent of the Obligations, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or whether the Borrower is joined in any such action or actions. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

                  (a) any lack of validity or enforceability of the Credit Agreement, the Notes or any other agreement or instrument relating thereto;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the

         Credit Agreement or the Notes, including, without limitation, any increase in the Obligations resulting from the extension of additional credit to the Borrower or any of its Subsidiaries or otherwise;

                  (c) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations;

                  (d) any manner of application of collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any collateral for all or any of the Obligations or any other assets of the Borrower or any of its Subsidiaries;

                  (e) any change, restructuring or termination of the corporate structure or existence of the Borrower or any of its Subsidiaries; or

                  (f) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Agent or any Bank upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

         SECTION 3. WAIVER. The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty and any requirement that the Agent or any Bank protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other person or entity or any collateral.

         SECTION 4. SUBROGATION. The Guarantor will not exercise any rights which it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until all the Obligations and all other amounts payable under this Guaranty shall have been paid in full and the Commitments shall have expired or terminated. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time prior to the later of (x) the payment in full of the Obligations and all other amounts payable under this Guaranty and (y) the expiration or termination of the Commitments, such amount shall be held in trust for the benefit of the Agent and the Banks and shall forthwith be paid to the Agent to be credited and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or to be held by the Agent as collateral security for any Obligations thereafter existing. If (i) the Guarantor shall make payment to the Agent or the Banks of all or any part of the Obligations, (ii) all the Obligations and all other amounts payable under this Guaranty shall be paid in full and (iii) the Commitments shall have expired or terminated, the Agent and the Banks will, at the Guarantor's request, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations resulting from such payment by the Guarantor.

         SECTION 5. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants as follows:

                  (a) ORGANIZATION AND AUTHORITY OF THE GUARANTOR. The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has all requisite power and authority to own or hold under lease, to carry on its business as now conducted and proposed to be conducted, to enter into this Guaranty and to perform its obligations hereunder. The Guarantor has, by all necessary corporate action (all action of shareholders, if any, required therefor having been duly taken), duly authorized the execution and delivery of this Guaranty and the performance of its obligations under this Guaranty.

                  (b) COMPLIANCE WITH OTHER INSTRUMENTS, ETC. Neither the execution and delivery of this Guaranty nor the consummation of the transactions contemplated hereby nor the performance of the terms and provisions thereof will result in any breach of, or constitute a default under, or result in (or require) the creation of any Lien in respect of any property of the Guarantor under, any agreement, indenture, mortgage, instrument, corporate charter (or corresponding document) or by-law to which the Guarantor is a party or by which the Guarantor or any of its properties may be bound or affected, or violate any existing law, governmental rule or regulation or any Order of any court, arbitrator or Governmental Body applicable to the Guarantor which could have a Material Adverse Effect on the Guarantor.

                  (c) GOVERNMENTAL AUTHORIZATIONS, ETC. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Body is required on the part of the Guarantor for the valid execution and delivery of this Guaranty or for compliance by the Guarantor with the terms and provisions of this Guaranty.

                  (d) LITIGATION. There are no actions, suits or proceedings pending or, to the knowledge of the Guarantor, threatened against or affecting the Guarantor in any court or before any arbitrator of any kind or before or by any Governmental Body, which question the validity of this Guaranty or any action taken or to be taken pursuant hereto.

                  (e) VALIDITY OF THIS GUARANTY, ETC. This Guaranty is a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms.

                  (f) FAMILIAR WITH BORROWER. The Guarantor is familiar with the finances and affairs of the Borrower and has, independently and without reliance upon the Agent or any Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty.

         SECTION 6. AMENDMENTS, ETC. No amendment or waiver of any provision of this Guaranty, and no consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent and the Majority Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, PROVIDED, HOWEVER, that no amendment, waiver or consent shall, unless in writing and signed by all the Banks, (a) limit the liability of the Guarantor hereunder,
(b) postpone any date fixed for payment hereunder, or (c) change the number of Banks required to take any action hereunder.

         SECTION 7. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered to it, if to the Guarantor, at its address at c/o Medusa Corporation, 3008 Monticello Boulevard, Cleveland Heights, Ohio 44119, attention: Chief Financial Officer, and if to the Agent or any Bank, at its address specified in the Credit Agreement, or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively.

         SECTION 8. NO WAIVER; REMEDIES. No failure on the part of the Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 9. RIGHT OF SET-OFF. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by section 6.01 of the Credit Agreement to authorize the Agent to declare the Notes due and payable pursuant to the provisions of said section 6.01, each Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Guaranty, whether or not such Bank shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. Each Bank agrees promptly to notify the Guarantor after any such set-off and application made by such Bank, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Bank may have.

         SECTION 10. CONTINUING GUARANTY; ASSIGNMENTS UNDER CREDIT AGREEMENT. This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until the later of (x) the payment in full of the Obligations and all other amounts payable under this Guaranty and (y) the expiration or termination of the Commitments, (ii) be binding upon the Guarantor, its successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Agent, the Banks and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any Bank may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and any Note held by it) to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Bank herein or otherwise, subject, however, to the provisions of Article VII (concerning the Agent) of the Credit Agreement.

         SECTION 11. GOVERNING LAW. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of Ohio.

         SECTION 12. JURY TRIAL WAIVER. THE GUARANTOR, AND THE AGENT AND EACH LENDER (BY THEIR ACCEPTANCE HEREOF), EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN THE AGENT OR ANY LENDER AND THE GUARANTOR ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS GUARANTY OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.


         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.



                                       THE THOMASVILLE STONE AND LIME COMPANY



                                       By: /s/ R. Breck Denny
                                          ---------------------------
                                            Title: Vice President and
                                                   Treasurer

===============================================================================


                               MEDUSA CORPORATION
                                 as the Borrower

                                       And

                             THE BANKS NAMED HEREIN
                                    as Banks

                                       And

                          KEYBANK NATIONAL ASSOCIATION
                                    as Agent











                              ---------------------

                                 AMENDMENT NO. 1
                                   dated as of
                                December 16, 1996

                                       to

                 AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
                                   dated as of
                                January 27, 1993
                         and amended and restated as of
                                December 15, 1995
                              ---------------------








==============================================================================

                                 AMENDMENT NO. 1
                                       TO
                 AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

         THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated as of December 16, 1996, among MEDUSA CORPORATION, an Ohio corporation (herein, together with its successors and assigns, the "BORROWER"); the Banks party to the Credit Agreement referred to below (the "BANKS"); and KEYBANK NATIONAL ASSOCIATION, a national banking association which is successor by merger to Society National Bank, as Agent for the Banks under such Credit
Agreement:


PRELIMINARY STATEMENTS:

         (1) The Borrower, the Banks named therein, and the the Agent entered into the Amended and Restated Revolving Credit Agreement, dated as of January 27, 1993 and amended and restated as of December 15, 1995 (the "CREDIT AGREEMENT"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

         (2) The Borrower, the Banks, and the Agent desire to amend certain of the terms and provisions of the Credit Agreement in order, among other things, to increase the aggregate amount of the Commitments of the Banks from $45,000,000 to $65,000,000, to extend the existing Termination Date from December 31, 2000 to December 31, 2001, and to delete the covenant restricting the incurrance of Current Debt, and to make certain other modifications to the terms and provisions thereof, all as more fully set forth below.

         NOW, THEREFORE, the parties hereby agree as follows:

         SECTION 1.        AMENDMENTS.

         1.1. REVISED COMMITMENT AMOUNTS. Effective on the Effective Date (as hereinafter defined), (i) the respective Commitments of the Banks appearing opposite their signatures to the Credit Agreement are changed to the amounts and percentages indicated below:

         Name of Bank                        Commitment Amount     Percentage
         ------------                        ----------------      -----------
         KeyBank National Association            $25,000,000        38.4615%
         National City Bank                      $14,000,000        21.5385%
         NBD Bank                                $14,000,000        21.5385%
         PNC Bank, National Association          $12,000,000        18.4615%

; and (ii) the amount "$45,000,000" which appears on the cover page of the Credit Agreement and as the Total of the Commitments on the page of the Credit Agreement containing the signatures of the Banks is changed in each such instance to "$65,000,000".

         1.2. EXTENSION OF MATURITY. Effective on the Effective Date, the date "December 31, 2000" which appears in the definition of the term "TERMINATION DATE" in section 1.01 of the Credit Agreement is changed to "December 31, 2001".

          1.3. CURRENT DEBT COVENANT. Effective on the Effective Date, the covenant contained in section 5.11 of the Credit Agreement shall be of no further force or effect.

         1.4. REPRESENTATIONS AS TO CHANGES, ETC. Effective on the Effective Date, the phrase "Since the date of the most recent audited balance sheet referred to in section 4.01(d)" which appears at the beginning of section 4.01(e) of the Credit Agreement, is changed to "Since December 31, 1995".

         SECTION 2.        REPRESENTATIONS AND WARRANTIES.

         The Borrower represents and warrants that: (a) the Borrower has delivered to the Agent and each Bank prior to the execution of this Amendment true, correct and complete copies of the consolidated financial statements of the Borrower and its consolidated subsidiaries for the fiscal year ended December 31, 1995 and for the nine months ended September 30, 1996, such consolidated financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied (except as noted therein), and fairly present the consolidated financial condition of the Borrower and its consolidated subsidiaries at such dates and the consolidated results of their operations and cash flows for the periods then ended; (b) this Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer or officers of the Borrower, and constitutes the valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms; (c) the representations and warranties of the Borrower contained in the Credit Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof; (d) no condition or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default; and (e) the Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby.


         SECTION 3.        RATIFICATIONS.

         The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.


         SECTION 4.        BINDING EFFECT.

         This Amendment shall become effective on December 16, 1996 (the "EFFECTIVE DATE") if and when, on or prior to such date,

                  (i) this Amendment shall have been executed by the Borrower and the Agent, and counterparts hereof as so executed shall have been delivered to the Agent,

                  (ii) the Acknowledgment and Consent appended hereto shall have been executed by the Subsidiaries of the Borrower named therein, and counterparts thereof as so executed shall have been delivered to the Agent,

                  (iii) the Agent shall have been notified by all of the Banks that such Banks have executed this Amendment (which notification may be by facsimile or other written confirmation of such execution),

                  (iv) certified copies of the resolutions of the Board of Directors of the Borrower approving this Amendment, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the execution, delivery and performance by the Borrower of this Amendment, shall have been delivered to the Agent on or within five days prior to the Effective Date, in sufficient original copies for the Agent and the Banks,

                  (v) a certificate of the Secretary or an Assistant Secretary of the Borrower, certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and the other documents to which the Borrower is to be a party which are referred to herein, shall have been delivered to the Agent on or within five days prior to the Effective Date, in sufficient original copies for the Agent and the Banks,

                  (vi) a favorable opinion of John P. Siegfried, General Counsel and Secretary of the Borrower, satisfactory in form and substance to the Agent and the Banks and substantially in the form of Exhibit A hereto and as to such other matters as any Bank through the Agent may reasonably request, shall have been delivered to the Agent on or within five days prior to the Effective Date, in sufficient original copies for the Agent and the Banks,

                  (vii) Notes of the Borrower to the order of the Banks shall have been duly executed and delivered to the Agent for delivery to the Banks in replacement of Notes previously issued to the Banks, and

                  (viii) the Agent shall have notified the Borrower and each Bank in writing that the conditions specified in the foregoing clauses have been satisfied;

and thereafter this Amendment shall be binding upon and inure to the benefit of the Borrower, the Agent and each Bank and their respective permitted successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Majority Banks.


         SECTION 5.        MISCELLANEOUS.

         5.1. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by any Agent or any Bank or any subsequent Advance shall affect the representations and warranties or the right of the Agent or any Bank to rely upon them.

         5.2. REFERENCE TO CREDIT AGREEMENT. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

         5.3. EXPENSES. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Borrower agrees to pay on demand all costs and expenses incurred by the Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the costs and fees of the Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all costs and expenses incurred by the Agent or any Bank in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

         5.4. SEVERABILITY. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

          5.5. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

          5.6. HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         5.7. ENTIRE AGREEMENT. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

         5.8. COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.


                                      MEDUSA CORPORATION


                                      BY:/s/ R. Breck Denny
                                         --------------------------------------
                                               VICE PRESIDENT-FINANCE



                                      KEYBANK NATIONAL ASSOCIATION,
                                               AS A BANK AND AS AGENT


                                      BY:/s/ Thomas J. Purcell
                                         --------------------------------------
                                               VICE PRESIDENT


                                      NATIONAL CITY BANK



                                      BY: /s/illegible
                                         --------------------------------------
                                               VICE PRESIDENT


                                      NBD BANK


                                      BY: /s/ illegible
                                         --------------------------------------
                                               VICE PRESIDENT


                                      PNC BANK, NATIONAL ASSOCIATION


                                      BY: /s/ illegible
                                         --------------------------------------
                                               VICE PRESIDENT

                                    EXHIBIT A

                                [Effective Date]

To each of the Banks and the Agent
         party to the Credit Agreement
         referred to below
c/o KeyBank National Association
Key Center
127 Public Square
Cleveland, Ohio 44114

                  Re:      U.S.$65,000,000 Credit Agreement
                           with Medusa Corporation
                           ---------------------------------
Ladies and Gentlemen:

         This opinion is furnished to you pursuant to section 4(vi) of Amendment No. 1 to Amended and Restated Revolving Credit Agreement, dated as of December 16, 1996 (the "AMENDMENT"), among Medusa Corporation (the "BORROWER"), the Banks parties thereto and KeyBank National Association (as successor to Society National Bank), as Agent for said Banks. Terms defined in the Amendment or in the Credit Agreement referred to in the Amendment are, unless otherwise defined herein, used herein as therein defined.

         I am a Vice President and the General Counsel and Secretary of the Borrower and have acted as counsel for the Borrower in connection with the preparation, execution and delivery of the Credit Agreement and the Amendment.

         In that connection, I have examined:

                  (1)      The Credit Agreement and the Amendment.

                  (2) The Promissory Notes (the "NOTES") delivered by the Borrower to the Banks pursuant to the Amendment.

                  (3) The Articles of Incorporation of the Borrower and all amendments thereto (the "CHARTER").

                  (4) The Code of Regulations of the Borrower and all amendments thereto (the "CODE OF REGULATIONS").

                  (5) A certificate of the Secretary of State of the State of Ohio, dated January 19 , 1993, attesting to the continued corporate existence and good standing of the Borrower in that State.

I have also examined the originals, or copies certified to my satisfaction, of the documents referred to in the last sentence of section 4.01(g) of the Credit Agreement (the "RESTRICTIVE AGREEMENTS"). In addition, I have examined the originals, or copies certified to my satisfaction, of such other corporate records of the Borrower, certificates of public officials and of officers of the Borrower, and agreements, instruments and other documents, as I have deemed necessary as a basis for the opinions expressed below. As to questions of fact material to such opinions, I have, when relevant facts were not independently established by me, relied upon certificates of the Borrower or its officers or of public officials. I have assumed the due execution and delivery, pursuant to due authorization, of the Credit Agreement and the Amendment by the Banks and the Agent.

         I am qualified to practice law in the State of Ohio and do not purport to be an expert on any laws other than the laws of the State of Ohio and the Federal laws of the United States.

         Based upon the foregoing and upon such investigation as I have deemed necessary, I am of the following opinion:

         1. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio.

         2. The execution, delivery and performance by the Borrower of the Credit Agreement, the Amendment and the Notes are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Charter or the Code of Regulations, (ii) any law, rule or regulation applicable to the Borrower (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), or (iii) any contractual or legal restriction contained in any Restrictive Agreement or, to the best of my knowledge, contained in any other similar document.

         3. The Credit Agreement, the Amendment and the Notes have been duly executed and delivered on behalf of the Borrower. The Credit Agreement (as amended by the Amendment) and the Notes each constitute a valid and binding agreement or obligation of the Borrower enforceable against the Borrower in accordance with their terms.

         4. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Body is required on the part of the Borrower for the valid execution and delivery of the Credit Agreement or the Amendment or the consummation of the transactions contemplated thereby, including the issuance and delivery of the Notes, or for the fulfillment of, or compliance by the Borrower with, the terms and provisions of the Credit Agreement (as amended by the Amendment) and the Notes.

         5. There are no pending or overtly threatened actions or proceedings against the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator which purport to affect the legality, validity, binding effect or enforceability of the Credit Agreement or the Amendment or any of the Notes or which might result in a Material Adverse Change in the Business or Condition of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

         6. The transactions contemplated by the Credit Agreement (as amended by the Amendment) will not result in a violation of Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

         7. The Borrower is not an "investment company" or a Person directly or indirectly "controlled" by or "acting on behalf of" an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Borrower is not a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

         The opinions set forth above are subject to the following qualifications:

         (a) My opinion in the last sentence of paragraph 3 above is subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally.

         (b) My opinion in the last sentence of paragraph 3 above is subject to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law).

         The opinions expressed herein are expressed solely to you and may not be relied upon by any other persons for any reason, without the express written consent of the undersigned.

                                              Very truly yours,

                           ACKNOWLEDGMENT AND CONSENT

         Each of the undersigned is a party to a Guaranty (as such term is defined in the Credit Agreement referred to in the Amendment No. 1 to Amended and Restated Revolving Credit Agreement (the "AMENDMENT"), to which this Acknowledgment and Consent is appended).

         For the avoidance of doubt, and without limitation of the intent and effect of sections 2 and 3 of any Guaranty to which any of the undersigned is a party, each of the undersigned hereby unconditionally and irrevocably (i) acknowledges receipt of a copy of the Credit Agreement and the Amendment, and
(ii) consents to all of the terms and provisions of the Credit Agreement as amended by the Amendment.

         Capitalized terms which are used herein without definition shall have the respective meanings ascribed thereto in the Credit Agreement referred to herein. This Acknowledgment and Consent is for the benefit of the Banks and the Agent, any other person who is a third party beneficiary of a Guaranty, and their respective successors and assigns. No term or provision of this Acknowledgment and Consent may be modified or otherwise changed without the prior written consent of the Agent, given as provided in the Credit Agreement. This Acknowledgment and Consent shall be binding upon the successors and assigns of each of the undersigned. This Acknowledgment and Consent may be executed by any of the undersigned in separate counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Acknowledgment and Consent as of the date of the Amendment referred to herein.

CANADIAN MEDUSA CEMENT LIMITED              MEDUSA-CITADEL, INC.


BY: /s/ R. Breck Denny                      BY:   /s/ R. Breck Denny
   -----------------------------               --------------------------------
         VICE PRESIDENT                         VICE PRESIDENT

CEMENT TRANSIT COMPANY                      MEDUSA-CRESCENT, INC.


BY: /s/ R. Breck Denny                      BY:  /s/ R. Breck Denny
   -----------------------------               --------------------------------
         VICE PRESIDENT                          VICE PRESIDENT

JAMES H. DREW CORPORATION                   MEDUSA MINERALS COMPANY
                                             (FORMERLY THE THOMASVILLE STONE
                                              AND LIME COMPANY)

BY:  /s/ R. Breck Denny                     BY:  /s/ R. Breck Denny
   -----------------------------               --------------------------------
         VICE PRESIDENT                         VICE PRESIDENT

MEDUSA AGGREGATES COMPANY                   MEDUSA PORTLAND CEMENT COMPANY


BY: /s/ R. Breck Denny                      BY: /s/ R. Breck Denny
   -----------------------------               --------------------------------
         VICE PRESIDENT                                 VICE PRESIDENT

MEDUSA AGGREGATES LLC


BY:  /s/ R. Breck Denny
   -----------------------------
         VICE PRESIDENT

[LETTERHEAD]                MEDUSA  CORPORATION
             LEE AND MONTICELLO    CLEVELAND HEIGHTS, OHIO 44118    216/371-4000
JOHN P. SIEGFRIED                                               FAX 216/371-2912
VICE PRESIDENT, SECRETARY
AND GENERAL COUNSEL                                               MAIL ADDRESS
                                                                 P.O. BOX 5668
                                                                CLEVELAND, 44101
                                  EXHIBIT A

                                December 16, 1996


 To each of the Banks and the Agent
         party to the Credit Agreement
         referred to below
 c/o KeyBank National Association
 Key Center
 127 Public Square
 Cleveland, Ohio 44114

         Re:    U.S. $65,000,000 Credit Agreement
                with Medusa Corporation
                -----------------------------------

 Ladies and Gentlemen:

        This opinion is furnished to you pursuant to section 4(vi) of Amendment No. 1 to Amended and Restated Revolving Credit Agreement, dated as of December 16, 1996 (the "AMENDMENT"), among Medusa Corporation (the "BORROWER"), the Banks parties thereto and KeyBank National Association (as successor to Society National Bank), as Agent for said Banks. Terms defined in the Amendment or in the Credit Agreement referred to in the Amendment are, unless otherwise defined herein, used herein as therein defined.

         I am a Vice President and the General Counsel and Secretary of the Borrower and have acted as counsel for the Borrower in connection with the preparation, execution and delivery of the Credit Agreement and the Amendment.

         In that connection, I have examined:

                  (1) The Credit Agreement and the Amendment.

                  (2) The Promissory Notes (the "NOTES") delivered by the Borrower to the Banks pursuant to the Amendment.

                  (3) The Articles of Incorporation of the Borrower and all amendments thereto (the "CHARTER").

                  (4) The Code of Regulations of the Borrower and all amendments thereto (the "CODE OF REGULATIONS").

                  (5) A certificate of the Secretary of State of the State of Ohio, dated January 19 , 1993, attesting to the continued corporate existence and good standing of the Borrower in that State.

I have also examined the originals, or copies certified to my satisfaction, of the documents referred to in the last sentence of section 4.01(g) of the Credit Agreement (the "RESTRICTIVE AGREEMENTS"). In addition, I have examined the originals, or copies certified to my satisfaction, of such other corporate records of the Borrower, certificates of public officials and of officers of the Borrower, and agreements, instruments and other documents, as I have deemed necessary as a basis for the opinions expressed below. As to questions of fact material to such opinions, I have, when relevant facts were not independently established by me, relied upon certificates of the Borrower or its officers or of public officials. I have assumed the due execution and delivery, pursuant to due authorization, of the Credit Agreement and the Amendment by the Banks and the Agent.

         I am qualified to practice law in the State of Ohio and do not purport to be an expert on any laws other than the laws of the State of Ohio and the Federal laws of the United States.

         Based upon the foregoing and upon such investigation as I have deemed necessary, I am of the following opinion:

         1. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio.

         2. The execution, delivery and performance by the Borrower of the Credit Agreement, the Amendment and the Notes are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Charter or the Code of Regulations, (ii) any law, rule or regulation applicable to the Borrower (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), or (iii) any contractual or legal restriction contained in any Restrictive Agreement or, to the best of my knowledge, contained in any other similar document.

         3 . The Credit Agreement, the Amendment and the Notes have been duly executed and delivered on behalf of the Borrower. The Credit Agreement (as amended by the Amendment) and the Notes each constitute a valid and binding agreement or obligation of the Borrower enforceable against the Borrower in accordance with their terms.

        4. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Body is required on the part of the Borrower for the valid execution and delivery of the Credit Agreement or the Amendment or the consummation of the transactions contemplated thereby, including the issuance and delivery of the Notes, or for the fulfillment of, or compliance by the Borrower with, the terms and provisions of the Credit Agreement (as amended by the Amendment) and the Notes.

         5. There are no pending or overtly threatened actions or proceedings against the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator which purport to affect the legality, validity, binding effect or enforceability of the Credit Agreement or the Amendment or any of the Notes or which might result in a Material Adverse Change in the Business or Condition of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

         6. The transactions contemplated by the Credit Agreement (as amended by the Amendment) will not result in a violation of Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

         7. The Borrower is not an "investment company" or a Person directly or indirectly "controlled" by or "acting on behalf of" an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Borrower is not a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

                    The opinions set forth above are subject to the following qualifications:

         (a) My opinion in the last sentence of paragraph 3 above is subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally.

         (b) My opinion in the last sentence of paragraph 3 above is subject to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law).

         The opinions expressed herein are expressed solely to you and may not be relied upon by any other persons for any reason, without the express written consent of the undersigned.

                                      Very truly yours,


                                      /s/ John P. Siegfried


                                      John P. Siegfried

                               Medusa Corporation
                          U.S. $65,000,000 Amended and
                       Restated Revolving Credit Agreement


                             INCUMBENCY CERTIFICATE


         The undersigned, R. Breck Denny, of Medusa Corporation, an Ohio corporation, hereby certifies that the following named persons, from January 1, 1996, to this day, have been and ARE the officers of the corporation holding the offices set forth opposite their names, and that set opposite each name is the true and genuine signature of that person.

         Name              Title                                                Signature
         ----              -----                                                ---------
                                                                              /s/ R. Breck Denny
R. B. Denny               Vice President-Finance and Treasurer               -----------------------------------

                                                                               /s/ John P. Siegfried
John P. Siegfried         Vice President, Secretary and General Counsel      -----------------------------------

   IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of December, 1996.

                                                                              /s/ John P. Siegfried
                                                                             ------------------------------------

         The undersigned, John P. Siegfried, hereby certifies that R. Breck
Denny is, on the date set forth above, the Vice President-Finance and Treasurer of Medusa Corporation and that the foregoing signature of his is true and genuine.

                                                                              /s/ R. Breck Denny
                                                                            -----------------------------------




           Dated: December 16, 1996


                 CERTIFIED RESOLUTIONS OF THE BOARD OF DIRECTORS

         I DO HEREBY CERTIFY, That I am the duly elected and qualified Secretary of Medusa Corporation, a corporation organized and existing under the laws of the State of Ohio, and the keeper of the records and corporate seal of such corporation; that the following is a true and correct copy of a certain resolution duly adopted by the Board of Directors by unanimous vote at a regularly scheduled meeting held on December 2, 1996, at which time a quorum was always present, and that the resolution below has not been amended, revised, modified or rescinded:

         "RESOLVED, that the Board hereby approves the terms and conditions of the revised Revolving Credit Agreement negotiated by the Company with four financial institutions in the face amount of $65.0 million, expiring December 21, 2001 , with interest rates, commitment fees and financial covenants substantially similar to the current Revolving Credit Agreement, along with a delegation of sufficient authority to the officers of the Company in order to give effect to this resolution, to enter into such agreements, and make such representations and covenants as are required in order to implement this resolution."

         IN WITNESS WHEREOF, I have hereunto affixed my name as Secretary and have caused the corporate seal of such corporation to be hereto affixed this Sixteenth day of December, 1996.

                                                      Respectfully submitted,

                                                       MEDUSA CORPORATION
(Corporate Seal)
                                                       By /s/ John P. Siegfried
                                                         ----------------------
                                         .               John P. Siegfried
                                                         Secretary

                  (b) any change in the time, manner or place of payment of, or in any other term of all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the Credit Agreement or the Notes, including, without limitation, any increase in the Obligations resulting from the extension of additional credit to the Borrower or any of its Subsidiaries or otherwise;

                  (c) any taking, exchange, release or non-perfection of any collateral or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations;

                 (d) any manner of application of collateral or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any collateral for all or any of the Obligations or any other assets of the Borrower or any of its Subsidiaries;

                  (e) any change, restructuring or termination of the corporate structure or existence of the Borrower or any of its Subsidiaries; or

                  (f) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Agent or any Bank upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

         SECTION 3. Waiver. The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty and any requirement that the Agent or any Bank protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other person or entity or any collateral.

         SECTION 4. Subrogation. The Guarantor will not exercise any rights which it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until all the Obligations and all other amounts payable under this Guaranty shall have been paid in full and the Commitments shall have expired or terminated. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time prior to the later of (x) the payment in full of the Obligations and all other amounts payable under this Guaranty and (y) the expiration or termination of the Commitments, such amount shall be held in trust for the benefit of the Agent and the Banks and shall forthwith be paid to the Agent to be credited and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or to be held by the Agent as collateral security for any Obligations thereafter exiting. If (i) the Guarantor shall make payment to the Agent or the Banks of all or any part of the Obligations, (ii) all the Obligations and all other amounts payable under this Guaranty shall be paid in full and (iii) the Commitments shall have expired or terminated, the Agent and the Banks will, at the Guarantor's request, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations resulting from such payment by the Guarantor.

         SECTION 5. REPRESENTATIONS AND WARRANTIES. THE GUARANTOR HEREBY REPRESENTS AND WARRANTS AS FOLLOWS:

                  (a) ORGANIZATION AND AUTHORITY OF THE GUARANTOR. The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Michigan and has all requisite power and authority to own or hold under lease, to carry on its business as now conducted and proposed to be conducted, to enter into this Guaranty and to perform its obligations hereunder. The Guarantor has, by all necessary corporate action (all action of shareholders, if any, required therefor having been duly taken), duly authorized the execution and delivery of this Guaranty and the performance of its obligations under this Guaranty.

                  (b) COMPLIANCE WITH OTHER INSTRUMENTS, ETC. Neither the execution and delivery of this Guaranty nor the consummation of the transaction contemplated hereby nor the performance of the terms and provisions thereof will result in any breach of, or constitute a default under, or result in (or require) the creation of any Lien in respect of any property of the Guarantor under, any agreement, indenture, mortgage, instrument, corporate charter (or corresponding document) or by-law to which the Guarantor is a party or by which the Guarantor or any of its properties may be bound or affected, or violate any existing law, governmental rule or regulation or any Order of any court, arbitrator or Governmental Body applicable to the Guarantor which could have a Material Adverse Effect on the Guarantor.

                  (c) GOVERNMENTAL AUTHORIZATIONS, ETC. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Body is required on the part of the Guarantor for the valid execution and delivery of this Guaranty or for compliance by the Guarantor with the terms and provisions of this Guaranty.

                  (d) LITIGATION. There are no actions, suits or proceedings pending or, to the knowledge of the Guarantor, threatened against or affecting the Guarantor in any court or before any arbitrator of any kind or before or by any Governmental Body, which question the validity of this Guaranty or any action taken or to be taken pursuant hereto.

                  (e) VALIDITY OF THIS GUARANTY, ETC. This Guaranty is a legal valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms.

                 (f) FAMILIAR WITH BORROWER. The Guarantor is familiar with the finances and affairs of the Borrower and has, independently and without reliance upon the Agent or any Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty.

         SECTION 6. AMENDMENTS, ETC. No amendment or waiver of any provision of this Guaranty, and no consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent and the Majority Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, PROVIDED, HOWEVER, that no amendment, waiver or consent shall, unless in writing and signed by all the Banks, (a) limit the liability of the Guarantor hereunder,
(b) postpone any date fixed for payment hereunder, or (c) change the number of Banks required to take any action hereunder.

         SECTION 7. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered to it, if to the Guarantor, at its address c/o Medusa Corporation, 3008 Monticello Boulevard, Cleveland Heights, Ohio 44119, attention: Chief Financial Officer, and if to the Agent or any Bank, at its address specified in the Credit Agreement, or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when deposited in the mail, telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively.

         SECTION 8. NO WAIVER, REMEDIES. No failure on the part of the Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 9. RIGHT OF SET-OFF. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by section 6.01 of the Credit

Agreement to authorize the Agent to declare the Notes due and payable pursuant to the provisions of said section 6.01, each Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Guaranty, whether or not such Bank shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. Each Bank agrees promptly to notify the Guarantor after any such set-off and application made by such Bank, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Bank may have.

         SECTION 10. CONTINUING GUARANTY; ASSIGNMENTS UNDER CREDIT AGREEMENT. This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until the later of (x) the payment in full of the Obligations and all other amounts payable under this Guaranty and (y) the expiration or termination of the Commitments, (ii) be binding upon the Guarantor, its successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Agent, the Banks and their respective successors, transferees and assigns. without limiting the generality of the foregoing clause (iii), any Bank may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and any Note held by it) to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Bank herein or otherwise, subject, however, to the provisions of Article VII (concerning the Agent) of the Credit Agreement.

         SECTION 11. GOVERNING LAW. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of Ohio.

         SECTION 12. JURY TRIAL WAIVER. THE GUARANTOR, AND THE AGENT AND EACH LENDER (BY THEIR ACCEPTANCE HEREOF), EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN THE AGENT OR ANY LENDER AND THE GUARANTOR ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS GUARANTY OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.


         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.



                                        MEDUSA PORTLAND CEMENT COMPANY



                                        By:
                                           ----------------------------------
                                           Vice President

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the Credit Agreement or the Notes, including, without limitation, any increase in the Obligations resulting from the extension of additional credit to the Borrower or any of its Subsidiaries or otherwise;

                  (c) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations;

                  (d) any manner of application of collateral or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any collateral for all or any of the Obligations or any other assets of the Borrower or any of its Subsidiaries;

                  (e) any change, restructuring or termination of the corporate structure or existence of the Borrower or any of its Subsidiaries; or

                  (f) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Agent or any Bank upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

         SECTION 3. WAIVER. The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty and any requirement that the Agent or any Bank protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other person or entity or any collateral.

         SECTION 4. SUBROGATION. The Guarantor will not exercise any rights which it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until all the Obligations and all other amounts payable under this Guaranty shall have been paid in full and the Commitments shall have expired or terminated. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time prior to the later of (x) the payment in full of the Obligations and all other amounts payable under this Guaranty and (y) the expiration or termination of the Commitments, such amount shall be held in trust for the benefit of the Agent and the Banks and shall forthwith be paid to the Agent to be credited and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or to be held by the Agent as collateral security for any Obligations thereafter existing. If (i) the Guarantor shall make payment to the Agent or the Banks of all or any part of the Obligations,
(ii) all the Obligations and all other amounts payable under this Guaranty shall be paid in full and (iii) the Commitments shall have expired or terminated, the Agent and the Banks will, at the Guarantor's request, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations resulting from such payment by the Guarantor.

         SECTION 5. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants as follows:

                  (a) ORGANIZATION AND AUTHORITY OF THE GUARANTOR. The Guarantor is a limited liability company duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and has all requisite power and authority to own or hold under lease, to carry on its business as now conducted and proposed to be conducted, to enter into this Guaranty and to perform its obligations hereunder. The Guarantor has, by all necessary corporate action (all action of shareholders, if any, required therefor having been duly taken), duly authorized the execution and delivery of this Guaranty and the performance of its obligations under this Guaranty.

                             (b) COMPLIANCE WITH OTHER INSTRUMENTS, ETC. Neither
                    the execution and delivery of this Guaranty nor the consummation of the transactions contemplated hereby nor the performance of the terms and provisions thereof will result in any breach of, or constitute a default under, or result in (or require) the creation of any Lien in respect of any property of the Guarantor under, any agreement, indenture, mortgage, instrument, corporate charter (or corresponding document) or by-law to which the Guarantor is a party or by which the Guarantor or any of its properties may be bound or affected, or violate any existing law, governmental rule or regulation or any Order of any court, arbitrator or Governmental Body applicable to the Guarantor which could have a Material Adverse Effect on the Guarantor.

                             (c) GOVERNMENTAL AUTHORIZATIONS, ETC. No consent,
                    approval or authorization of, or registration, filing or declaration with, any Governmental Body is required on the part of the Guarantor for the valid execution and delivery of this Guaranty or for compliance by the Guarantor with the terms and provisions of this Guaranty.

                             (d) LITIGATION. There are no actions, suits or
                    proceedings pending or, to the knowledge of the Guarantor, threatened against or affecting the Guarantor in any court or before any arbitrator of any kind or before or by any Governmental Body, which question the validity of this Guaranty or any action taken or to be taken pursuant hereto.

                             (e) VALIDITY OF THIS GUARANTY, ETC. This Guaranty
                    is a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms.

                             (f) FAMILIAR WITH BORROWER. The Guarantor is
                    familiar with the finances and affairs of the Borrower and has, independently and without reliance upon the Agent or any Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty.

         SECTION 6. AMENDMENTS, ETC. No amendment or waiver of any provision of this Guaranty, and no consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent and the Majority Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, PROVIDED, HOWEVER, that no amendment, waiver or consent shall, unless in writing and signed by all the Banks, (a) limit the liability of the Guarantor hereunder,
(b) postpone any date fixed for payment hereunder, or (c) change the number of Banks required to take any action hereunder.

         SECTION 7. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered to it, if to the Guarantor, at its address c/o Medusa Corporation, 3008 Monticello Boulevard, Cleveland Heights, Ohio 44119, attention: Chief Financial Officer, and if to the Agent or any Bank, at its address specified in the Credit Agreement, or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively.

         SECTION 8. NO WAIVER; REMEDIES. No failure on the part of the Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 9. RIGHT OF SET-OFF. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by section 6.01 of the Credit

 Agreement to authorize the Agent to declare the Notes due and payable pursuant to the provisions of said section 6.01, each Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Guaranty, whether or not such Bank shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. Each Bank agrees promptly to notify the Guarantor after any such set-off and application made by such Bank, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Bank may have.

         SECTION 10. CONTINUING GUARANTY, ASSIGNMENTS UNDER CREDIT AGREEMENT. This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until the later of (x) the payment in full of the Obligations and all other amounts payable under this Guaranty and (y) the expiration or termination of the Commitments, (ii) be binding upon the Guarantor, its successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Agent, the Banks and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any Bank may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and any Note held by it) to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Bank herein or otherwise, subject, however, to the provisions of Article VII (concerning the Agent) of the Credit Agreement.

         SECTION 11. GOVERNING LAW. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of Ohio.

         SECTION 12. JURY TRIAL WAIVER. THE GUARANTOR, AND THE AGENT AND EACH LENDER (BY THEIR ACCEPTANCE HEREOF), EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN THE AGENT OR ANY LENDER AND THE GUARANTOR ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS GUARANTY OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.


         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.



                                         MEDUSA AGGREGATES LLC




                                          By
                                            ----------------------------------
                                            Vice President

                                 PROMISSORY NOTE

U.S. $12,000,000                             Dated: December 16, 1996

         FOR VALUE RECEIVED, the undersigned, MEDUSA CORPORATION, an Ohio corporation (the "BORROWER"), HEREBY PROMISES TO PAY to the order of PNC BANK, NATIONAL ASSOCIATION (the "BANK") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) the principal sum of U.S. TWELVE MILLION DOLLARS AND NO CENTS (Sl2,000,000.00), on the Termination Date (as defined in the Credit Agreement), or, if less the aggregate principal amount of the Advances (as defined below) made by the Bank to the Borrower pursuant to the Credit Agreement outstanding on the Termination Date.

         The Borrower promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full at such interest rates, and payable at such times, as are specified in the Credit Agreement.

         Both principal and interest are payable in lawful money of the United States of America to KeyBank National Association, as Agent, for the benefit of the Bank, at 127 Public Square, Cleveland, Ohio 44114-1306, in same day funds. Each Advance made by the Bank to the Borrower pursuant to the Credit Agreement, and all payments made on account of the principal amount thereof, shall be recorded by the Bank and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note.

         This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Amended and Restated Revolving Credit Agreement dated as of January 27, 1993 and amended and restated as of December 15, 1995, and as further amended by Amendment No. 1 thereto, dated as of December 16, 1996 (as so amended and restated and further amended and as hereinafter amended or otherwise modified, the "CREDIT AGREEMENT"), among the Borrower, the Bank and certain other banks parties thereto, and KeyBank National Association (as successor by merger to Society National Bank), as Agent for the Bank and such other banks. The Credit Agreement, among other things, (i) provides for the making of advances (the "ADVANCES") by the Bank to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         This Promissory Note is issued in replacement of a Promissory Note previously issued to the Bank under the Credit Agreement. Any Advances outstanding under such prior Promissory Note on the date hereof shall continue outstanding and be evidenced by this Promissory Note.


                                      MEDUSA CORPORATION


                                      By:/s/ R. Breck Denny
                                         ----------------------------
                                          Vice President-Finance

                       ADVANCES AND PAYMENTS OF PRINCIPAL


=======================================================================================================
                                             Amount of
                      Amount of              Principal Paid or      Unpaid Principal       Notation
Notation Date         Advance                Prepaid                Balance                Made By
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

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=======================================================================================================

                                 PROMISSORY NOTE

U.S. $14,000,000                                        Dated: December 16, 1996

         FOR VALUE RECEIVED, the undersigned, MEDUSA CORPORATION, an Ohio corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of NBD BANK (the "Bank") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) the principal sum of U.S. FOURTEEN MILLION DOLLARS AND NO CENTS ($14,000,000.00), on the Termination Date (as defined in the Credit Agreement), or, if less, the aggregate principal amount of the Advances (as defined below) made by the Bank to the Borrower pursuant to the Credit Agreement outstanding on the Termination Date.

         The Borrower promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

         Both principal and interest are payable in lawful money of the United States of America to KeyBank National Association, as Agent, for the benefit of the Bank, at 127 Public Square, Cleveland, Ohio 44114-1306, in same day funds. Each Advance made by the Bank to the Borrower pursuant to the Credit Agreement, and all payments made on account of the principal amount thereof, shall be recorded by the Bank and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note.

         This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Amended and Restated Revolving Credit Agreement dated as of January 27, 1993 and amended and restated as of December 15, 1995, and as further amended by Amendment No. 1 thereto, dated as of December 16, 1996 (as so amended and restated and further amended and as hereinafter amended or otherwise modified, the "Credit Agreement"), among the Borrower, the Bank and certain other banks parties thereto, and KeyBank National Association (as successor by merger to Society National Bank), as Agent for the Bank and such other banks. The Credit Agreement, among other things, (i) provides for the making of advances (the "Advances") by the Bank to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         This Promissory Note is issued in replacement of a Promissory Note previously issued to the Bank under the Credit Agreement. Any Advances outstanding under such prior Promissory Note on the date hereof shall continue outstanding and be evidenced by this Promissory Note.


                                           MEDUSA CORPORATION

                                           By: /s/ R. Breck Denny
                                             ------------------------------
                                                Vice President-Finance

                       ADVANCES AND PAYMENTS OF PRINCIPAL


=======================================================================================================
                                             Amount of
                      Amount of              Principal Paid or      Unpaid Principal       Notation
Notation Date         Advance                Prepaid                Balance                Made By
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

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-------------------------------------------------------------------------------------------------------

=======================================================================================================

                                 PROMISSORY NOTE


U.S. $14,000,000                                       Dated:- December 16, 1996



         FOR VALUE RECEIVED, the undersigned, MEDUSA CORPORATION, an Ohio corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of NATIONAL CITY BANK (the "Bank") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) the principal sum of U.S. FOURTEEN MILLION DOLLARS AND NO CENTS ($14,000,000.00), on the Termination Date (as defined in the Credit Agreement), or, if less, the aggregate principal amount of the Advances (as below) made by the Bank to the Borrower pursuant to the Credit Agreement outstanding on the Termination Date.

         The Borrower promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at such interest rates and payable at such times, as are specified in the Credit Agreement.

         Both principal and interest are payable in lawful money of the United States of America to KeyBank National Association, as Agent, for the benefit of the Bank, at 127 Public Square, Cleveland, Ohio 44114-1306, in same day funds. Each Advance made by the Bank to the Borrower pursuant to the Credit Agreement, and all payments made on account of the principal amount thereof, shall be recorded by the Bank and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note.

         This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Amended and Restated Revolving Credit Agreement dated as of January 27, 1993 and amended and restated as of December 15, 1995, and as further amended by Amendment No. 1 thereto, dated as of December 16, 1996 (as so amended and restated and further amended and as hereinafter amended or otherwise modified, the "Credit Agreement"), among the Borrower, the Bank and certain other banks parties thereto, and KeyBank National Association (as successor by merger to Society National Bank), as Agent for the Bank and such other banks. The Credit Agreement, among other things, (i) provides for the making of advances (the "Advances") by the Bank to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         This Promissory Note is issued in replacement of a Promissory Note previously issued to the Bank under the Credit Agreement. Any Advances outstanding under such prior Promissory Note on the date hereof shall continue outstanding and be evidenced by this Promissory Note.


                                 MEDUSA CORPORATION


                                 By: /s/ R. Breck Denny
                                    --------------------------------
                                        Vice President-Finance

                       ADVANCES AND PAYMENTS OF PRINCIPAL


=======================================================================================================
                                             Amount of
                      Amount of              Principal Paid or      Unpaid Principal       Notation
Notation Date         Advance                Prepaid                Balance                Made By
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

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-------------------------------------------------------------------------------------------------------

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=======================================================================================================

                                 PROMISSORY NOTE



U.S. $25,000,000                                         Dated: December 16,1996



         FOR VALUE RECEIVED, the undersigned, MEDUSA CORPORATION, an Ohio corporation (the "BORROWER"), HEREBY PROMISES TO PAY to the order of KEYBANK NATIONAL ASSOCIATION (the "BANK") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) the principal sum of U.S. TWENTY-FIVE MILLION DOLLARS AND NO CENTS ($25,000,000.00), on the Termination Date (as defined in the Credit Agreement), or, if less, the aggregate principal amount of the Advances (as defined below) made by the Bank to the Borrower pursuant to the Credit Agreement outstanding on the Termination Date.

         The Borrower promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full at such interest rates, and payable at such times, as are specified in the Credit Agreement.

         Both principal and interest are payable in lawful money of the United States of America to KeyBank National Association, as Agent, for the benefit of the Bank, at 127 Public Square, Cleveland, Ohio 44114-1306, in same day funds. Each Advance made by the Bank to the Borrower pursuant to the Credit Agreement, and all payments made on account of the principal amount thereof, shall be recorded by the Bank and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note.

                This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Amended and Restated Revolving Credit Agreement dated as of January 27, 1993 and amended and restated as of December 15, 1995, and as further amended by Amendment No. 1 thereto, dated as of December 16, 1996 (as so amended and restated and further amended and as hereinafter amended or otherwise modified, the "CREDIT AGREEMENT"), among the Borrower, the Bank and certain other banks parties thereto, and KeyBank National Association (as successor by merger to Society National Bank), as Agent for the Bank and such other banks. The Credit Agreement, among other things, (i) provides for the making of advances (the "ADVANCES") by the Bank to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting Erom each such Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         This Promissory Note is issued in replacement of a Promissory Note previously issued to the Bank under the Credit Agreement. Any Advances outstanding under such prior Promissory Note on the date hereof shall continue outstanding and be evidenced by this Promissory Note.


                                  MEDUSA CORPORATION


                                  By: /s/ R. Breck Denny
                                     -----------------------------------
                                        Vice President-Finance

                       ADVANCES AND PAYMENTS OF PRINCIPAL


=======================================================================================================
                                             Amount of
                      Amount of              Principal Paid or      Unpaid Principal       Notation
Notation Date         Advance                Prepaid                Balance                Made By
-------------------------------------------------------------------------------------------------------

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=======================================================================================================

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


                               MEDUSA CORPORATION
                                 AS THE BORROWER

                                       AND

                             THE BANKS NAMED HEREIN
                                    AS BANKS

                                       AND

                          KEYBANK NATIONAL ASSOCIATION
                                    AS AGENT





                          -----------------------------

                                 AMENDMENT NO. 2
                                   DATED AS OF
                                DECEMBER 17, 1997

                                       TO

                 AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
                                   DATED AS OF
                                JANUARY 27, 1993
                         AND AMENDED AND RESTATED AS OF
                                DECEMBER 15, 1995
                          -----------------------------




-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                 AMENDMENT NO. 2
                                       TO
                 AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

         THIS AMENDMENT, dated as of December 17, 1997 ("THIS AMENDMENT"), among MEDUSA CORPORATION, an Ohio corporation (herein, together with its successors and assigns, the "BORROWER"); the Banks party to the Credit Agreement referred to below (the "BANKS"); and KEYBANK NATIONAL ASSOCIATION, a national banking association which is successor by merger to Society National Bank, as Agent for the Banks under such Credit Agreement:


         PRELIMINARY STATEMENTS:

         (1) The Borrower, the Banks named therein, and the the Agent entered into the Amended and Restated Revolving Credit Agreement, dated as of January 27, 1993, and amended and restated as of December 15, 1995, and as further amended by Amendment No. 1, dated as of December 16, 1996, to Amended and Restated Credit Agreement (the "CREDIT AGREEMENT"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

         (2) The Borrower, the Banks, and the Agent desire to amend certain of the terms and provisions of the Credit Agreement in order, among other things, to increase the aggregate amount of the Commitments of the Banks from $65,000,000 to $180,000,000, to extend the existing Termination Date from December 31, 2001 to December 31, 2002, and to make certain other modifications to the terms and provisions thereof, all as more fully set forth below.

         NOW, THEREFORE, the parties hereby agree as follows:

         SECTION 1.        AMENDMENTS.

         1.1. REVISED COMMITMENT AMOUNTS. Effective on the Effective Date (as hereinafter defined), (i) the respective Commitments of the Banks appearing opposite their signatures to the Credit Agreement are changed to the amounts and percentages indicated below:

         Name of Bank                      Commitment Amount    Percentage
         ----------------------------      -----------------    ------------
         KeyBank National Association        $70,000,000          38.8889%
         National City Bank                  $38,000,000          21.1111%
         NBD Bank                            $38,000,000          21.1111%
         PNC Bank, National Association      $34,000,000          18.8889%

; and (ii) the amount "$65,000,000" which appears on the cover page of the Credit Agreement and as the Total of the Commitments on the page of the Credit Agreement containing the signatures of the Banks is changed in each such instance to "$180,000,000".

         1.2. EXTENSION OF MATURITY. Effective on the Effective Date, the date "December 31, 2000" which appears in the definition of the term "TERMINATION DATE" in section 1.01 of the Credit Agreement is changed to "December 31, 2002".

         1.3. PRICING CHANGES. Effective on the Effective Date, the term "Applicable Increment" which appears in section 2.06 of the Credit Agreement is amended to read in its entirety as follows:

         The "APPLICABLE INCREMENT" for any Interest Period shall be equal to the percentage rate per annum shown in the Pricing Grid below in the column entitled Applicable Increment corresponding to the ratio of the Borrower's Consolidated Total Debt to the sum of the Borrower's Consolidated Total Debt plus Consolidated Net Worth as of the end of the Borrower's fiscal quarter ended most recently prior to such Interest Period as to which the Borrower shall have delivered to the Agent the financial statements for such quarter (or the fiscal year ended with such fiscal quarter) referred to in clause (a) or (b) of section 5.01, together with an Officer's Certificate setting forth in reasonable detail the amounts of Consolidated Total Debt and Consolidated Net Worth and the computation of such ratio.



                                                   PRICING GRID
-------------------------------------------------------------------------------------------------------------
Ratio, expressed as a
percentage, of (i) Consolidated
Total Debt, to (ii) the sum of
Consolidated Total Debt and             Applicable Increment                    Commitment Fee Rate
Consolidated Net Worth                  (expressed in basis points)             (expressed in basis points)
-------------------------------------------------------------------------------------------------------------
Less than or equal to 30.00%                             30.00                                   12.50
-------------------------------------------------------------------------------------------------------------
Greater than 30.00%, but less                            35.00                                   17.50
than or equal to 45.00%
-------------------------------------------------------------------------------------------------------------
Greater than 45.00%, but less                            45.00                                   25.00
than or equal to 55.00%
-------------------------------------------------------------------------------------------------------------
Greater than 55.00%                                      55.00                                   35.00
-------------------------------------------------------------------------------------------------------------




         1.4. DEFINITION OF CONSOLIDATED NET WORTH. Effective on the Effective Date, the entire definition of the term "Consolidated Tangible Net Worth" in section 1.01 of the Credit Agreement is deleted and the following is substituted therefor:

                  "CONSOLIDATED NET WORTH" means as at any date of determination, the amount under the caption "Total Shareholders' Equity" (or any similar caption) of the Borrower as shown on the most recent balance sheet of the Borrower prepared and delivered to the Banks pursuant to section 5.01.

         1.5. CONSOLIDATED TANGIBLE NET WORTH COVENANT. Effective on the Effective Date, the covenant contained in section 5.10 of the Credit Agreement shall be of no further force or effect.

          1.6. TOTAL DEBT TO CAPITAL COVENANT. Effective on the Effective Date,
section 5.14 of the Credit Agreement is amended to read in its entirety as follows:

                  SECTION 5.14. CONSOLIDATED TOTAL DEBT TO CAPITAL. The Borrower will not permit the ratio of (i) Consolidated Total Debt, to (ii) the sum of Consolidated Total Debt and Consolidated Net Worth, expressed as a percentage, to exceed 65.00% at any time.

         1.7. REPRESENTATIONS AS TO CHANGES, ETC. (a) Effective on the Effective Date, the phrase "Since December 31, 1995" which appears at the beginning of section 4.01(e) of the Credit Agreement, is changed to "With the possible exception of the effect of publicly announced charges taken in the fourth quarter of 1997 related to environmental investigation, remediation and related matters involving plants in Charlevoix, Michigan, and Wampum, Pennsylvania, since December 31, 1996,".

         (b) Effective on the Effective Date, all references in section 4.01 (g) [Compliance with Other Instruments, etc.] and in section 4.01(i) [Litigation] of the Credit Agreement to "Material Adverse Change" or "Material Adverse Effect" are changed to add thereafter the following parenthetical phrase: "(except for the possible effect of the matters noted in section 4.01(a))".

         1.8. REPRESENTATIONS AS TO USE OF PROCEEDS; MARGIN REGULATIONS. Effective on the Effective Date, section 4.01(n) of the Credit Agreement is amended to read in its entirety as follows:

                  (n) USE OF PROCEEDS; MARGIN REGULATIONS. The proceeds of the Advances made hereunder will be used by the Borrower for general corporate purposes, including (without limitation) repurchases by the Borrower of shares of its outstanding Common Stock. Notwithstanding the foregoing, no proceeds of any Advance will be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock in violation of the provisions of Regulation U of the Board of Governors of the Federal Reserve System. Neither the Borrower nor any of its Subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (as such term is defined in such Regulation U), and no proceeds of any Advance will be used to extend credit to others for the purpose of purchasing or carrying any margin stock. Following the application of the proceeds of any Advance, not more than 25% of the value of the assets (either of the Borrower only or of the Borrower and its Subsidiaries on a consolidated basis) will be margin stock. As used herein "margin stock" shall have the meaning ascribed to such term in such Regulation U.


         SECTION 2.        REPRESENTATIONS AND WARRANTIES.

         The Borrower represents and warrants that: (a) the Borrower has delivered to the Agent and each Bank prior to the execution of this Amendment true, correct and complete copies of the consolidated financial statements of the Borrower and its consolidated subsidiaries for the fiscal year ended December 31, 1996 and for the nine months ended September 30, 1997, such consolidated financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied (except as noted therein), and fairly present the consolidated financial condition of the Borrower and its consolidated subsidiaries at such dates and the consolidated results of their operations and cash flows for the periods then ended; (b) this Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer or officers of the Borrower, and constitutes the valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms; (c) the representations and warranties of the Borrower contained in the Credit Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof; (d) no condition or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default; and (e) the Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby.


         SECTION 3.        RATIFICATIONS.

         The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.


         SECTION 4.        BINDING EFFECT.

         This Amendment shall become effective on a date (the "EFFECTIVE DATE"), on or before December 30, 1997, if and when the following conditions shall be satisfied:

                  (a) AMENDMENT, ETC.: this Amendment shall have been executed by the Borrower and the Agent, and counterparts hereof as so executed shall have been delivered to the Agent; the Acknowledgment and Consent appended hereto shall have been executed by the Subsidiaries of the Borrower named therein, and counterparts thereof as so executed shall have been delivered to the Agent; the Agent shall have been notified by all of the Banks that such Banks have executed this Amendment (which notification may be by facsimile or other written confirmation of such execution);

                  (b) ROLLOVER OF ANY OUTSTANDING ADVANCES: if immediately prior to the Effective Date there are any Advances outstanding under the Credit Agreement, the Borrower shall have repaid such Advances on the Effective Date out of the proceeds of additional Advances obtained from the Banks on the Effective Date in accordance with the Commitments of the Banks as revised in this Amendment;

                  (c) CERTIFIED RESOLUTIONS OF THE BORROWER AND CERTAIN
         SUBSIDIARIES: certified copies of the resolutions of the Board of Directors of the Borrower and of each Subsidiary of the Borrower which has executed and delivered a Guaranty, approving the transactions contemplated by this Amendment, shall have been delivered to the Agent on or within five days prior to the Effective Date;

                  (d) INCUMBENCY CERTIFICATES OF THE BORROWER AND CERTAIN
         SUBSIDIARIES: a certificate of the Secretary or an Assistant Secretary of the Borrower and of each Subsidiary of the Borrower which has executed and delivered a Guaranty, certifying the names and true signatures of the officers of such person authorized to sign this Amendment and the other documents to which any such person is to be a party which are referred to herein, as applicable, shall have been delivered to the Agent on or within five days prior to the Effective Date;

                  (e) OPINION OF THE BORROWER'S COUNSEL: a favorable opinion of the General Counsel of the Borrower, satisfactory in form and substance to the Agent and the Banks and substantially in the form of Exhibit A hereto and as to such other matters as any Bank through the Agent may reasonably request, shall have been delivered to the Agent on or within five days prior to the Effective Date, in sufficient original copies for the Agent and the Banks;

                  (f) NEW NOTES: Notes of the Borrower to the order of the Banks shall have been duly executed and delivered to the Agent for delivery to the Banks in replacement of Notes previously issued to the Banks; and

                  (g) NOTICE FROM THE AGENT: the Agent shall have notified the Borrower and each Bank in writing that the conditions specified in the foregoing clauses have been satisfied;

and thereafter this Amendment shall be binding upon and inure to the benefit of the Borrower, the Agent and each Bank and their respective permitted successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Banks.


         SECTION 5.        MISCELLANEOUS.

         5.1. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by any Agent or any Bank or any subsequent Advance shall affect the representations and warranties or the right of the Agent or any Bank to rely upon them.

         5.2. REFERENCE TO CREDIT AGREEMENT. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

         5.3. EXPENSES. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Borrower agrees to pay on demand all costs and expenses incurred by the Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the costs and fees of the Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all costs and expenses incurred by the Agent or any Bank in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

         5.4. SEVERABILITY. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

         5.5. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

         5.6. HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         5.7. ENTIRE AGREEMENT. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

         5.8. COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.


                [The balance of this page is intentionally blank;
                      the next page is the signature page.]

         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.


                                 MEDUSA CORPORATION


                                 BY: _________________________________
                                          VICE PRESIDENT-FINANCE



                                 KEYBANK NATIONAL ASSOCIATION,
                                     AS A BANK AND AS AGENT


                                 BY: __________________________________
                                      VICE PRESIDENT


                                 NATIONAL CITY BANK



                                 BY: __________________________________
                                     VICE PRESIDENT


                                 NBD BANK


                                 BY: __________________________________
                                      VICE PRESIDENT


                                PNC BANK, NATIONAL ASSOCIATION


                                 BY: __________________________________
                                     VICE PRESIDENT

                           ACKNOWLEDGMENT AND CONSENT

         Each of the undersigned is a party to a Guaranty (as such term is defined in the Credit Agreement referred to in the Amendment No. 2 to Amended and Restated Revolving Credit Agreement (the "AMENDMENT"), to which this Acknowledgment and Consent is appended).

         For the avoidance of doubt, and without limitation of the intent and effect of sections 2 and 3 of any Guaranty to which any of the undersigned is a party, each of the undersigned hereby unconditionally and irrevocably (i) acknowledges receipt of a copy of the Credit Agreement and the Amendment, and
(ii) consents to all of the terms and provisions of the Credit Agreement as amended by the Amendment.

         Capitalized terms which are used herein without definition shall have the respective meanings ascribed thereto in the Credit Agreement referred to herein. This Acknowledgment and Consent is for the benefit of the Banks and the Agent, any other person who is a third party beneficiary of a Guaranty, and their respective successors and assigns. No term or provision of this Acknowledgment and Consent may be modified or otherwise changed without the prior written consent of the Agent, given as provided in the Credit Agreement. This Acknowledgment and Consent shall be binding upon the successors and assigns of each of the undersigned. This Acknowledgment and Consent may be executed by any of the undersigned in separate counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Acknowledgment and Consent as of the date of the Amendment referred to herein.





CANADIAN MEDUSA CEMENT LIMITED              MEDUSA-CITADEL, INC.


BY:                                         BY:
   -----------------------------               --------------------------------
         VICE PRESIDENT                         VICE PRESIDENT

CEMENT TRANSIT COMPANY                      MEDUSA-CRESCENT, INC.


BY:                                         BY:
   -----------------------------               --------------------------------
         VICE PRESIDENT                          VICE PRESIDENT

JAMES H. DREW CORPORATION                   MEDUSA MINERALS COMPANY
                                             (FORMERLY THE THOMASVILLE STONE
                                              AND LIME COMPANY)

BY:                                         BY:
   -----------------------------               --------------------------------
         VICE PRESIDENT                         VICE PRESIDENT

MEDUSA AGGREGATES COMPANY                   MEDUSA PORTLAND CEMENT COMPANY


BY:                                         BY:
   -----------------------------               --------------------------------
         VICE PRESIDENT                                 VICE PRESIDENT

MEDUSA AGGREGATES LLC


BY:
   -----------------------------
         VICE PRESIDENT

                                    EXHIBIT A

                                [Effective Date]

To each of the Banks and the Agent
         party to the Credit Agreement
         referred to below
c/o KeyBank National Association
Key Center
127 Public Square
Cleveland, Ohio 44114

                  Re: U.S.$180,000,000 Amended and Restated Credit Agreement, as amended, with Medusa Corporation

Ladies and Gentlemen:

         This opinion is furnished to you pursuant to section 4(vi) of Amendment No. 2 to Amended and Restated Revolving Credit Agreement, dated as of December 17, 1997 (the "Amendment"), among Medusa Corporation (the "Borrower"), the Banks parties thereto, and KeyBank National Association (as successor to Society National Bank), as Agent for said Banks. Terms defined in the Amendment or in the Credit Agreement referred to in the Amendment are, unless otherwise defined herein, used herein as therein defined.

         I am the General Counsel and Secretary of the Borrower and have acted as counsel for the Borrower in connection with the preparation, execution and delivery of the Credit Agreement and the Amendment.

         In that connection, I have examined:

                  (1) The Credit Agreement and the Amendment.

                  (2) The Promissory Notes (the "Notes") delivered by the Borrower to the Banks pursuant to the Amendment.

                  (3) The Articles of Incorporation of the Borrower and all amendments thereto (the "Charter").

                  (4) The Code of Regulations of the Borrower and all amendments thereto (the "CODE OF REGULATIONS").

                  (5) A certificate of the Secretary of State of the State of Ohio, dated a recent date, attesting to the continued corporate existence and good standing of the Borrower in that State.

I have also examined the originals, or copies certified to my satisfaction, of the documents referred to in the last sentence of section 4.01(g) of the Credit Agreement, as amended by the Amendment (the "RESTRICTIVE AGREEMENTS"). In addition, I have examined the originals, or copies certified to my satisfaction, of such other corporate records of the Borrower, certificates of public officials and of officers of the Borrower, and agreements, instruments and other documents, as I have deemed necessary as a basis for the opinions expressed below. As to questions of fact material to such opinions, I have, when relevant facts were not independently established by me, relied upon certificates of the Borrower or its officers or of public officials. I have assumed the due execution and delivery, pursuant to due authorization, of the Credit Agreement and the Amendment by the Banks and the Agent.

         I am qualified to practice law in the State of Ohio and do not purport to be an expert on any laws other than the laws of the State of Ohio and the Federal laws of the United States.

         Based upon the foregoing and upon such investigation as I have deemed necessary, I am of the following opinion:

         1. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio.

         2. The execution, delivery and performance by the Borrower of the Credit Agreement, the Amendment and the Notes are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Charter or the Code of Regulations, (ii) any law, rule or regulation applicable to the Borrower (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), or (iii) any contractual or legal restriction contained in any Restrictive Agreement or, to the best of my knowledge, contained in any other similar document.

         3. The Credit Agreement, the Amendment and the Notes have been duly executed and delivered on behalf of the Borrower. The Credit Agreement (as amended by the Amendment) and the Notes each constitute a valid and binding agreement or obligation of the Borrower enforceable against the Borrower in accordance with their terms.

         4. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Body is required on the part of the Borrower for the valid execution and delivery of the Credit Agreement or the Amendment or the consummation of the transactions contemplated thereby, including the issuance and delivery of the Notes, or for the fulfillment of, or compliance by the Borrower with, the terms and provisions of the Credit Agreement (as amended by the Amendment) and the Notes.

         5. There are no pending or overtly threatened actions or proceedings against the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator which purport to affect the legality, validity, binding effect or enforceability of the Credit Agreement or the Amendment or any of the Notes or which might result in a Material Adverse Change (except for the possible effect of the matters noted in section 4.01(a) of the Credit Agreement, as amended) in the Business or Condition of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

         6. The transactions contemplated by the Credit Agreement (as amended by the Amendment) will not result in a violation of Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

         7. The Borrower is not an "investment company" or a Person directly or indirectly "controlled" by or "acting on behalf of" an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Borrower is not a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

         The opinions set forth above are subject to the following qualifications:

         (a) My opinion in the last sentence of paragraph 3 above is subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally.

         (b) My opinion in the last sentence of paragraph 3 above is subject to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law).

         The opinions expressed herein are expressed solely to you and may not be relied upon by any other persons for any reason, without the express written consent of the undersigned.

                                                              Very truly yours,